UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22774

Name of Fund: BlackRock Multi-Sector Income Trust (BIT)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector

Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2018

Date of reporting period: 10/31/2018

Item 1 – Report to Stockholders

OCTOBER 31, 2018

ANNUAL REPORT

BlackRock Credit Allocation Income Trust (BTZ)

BlackRock Floating Rate Income Trust (BGT)

BlackRock Multi-Sector Income Trust (BIT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended October 31, 2018, ongoing strength in corporate profits drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

In international markets, the rising value of the U.S. dollar limited U.S. investors’ returns for the reporting period. When the U.S. dollar appreciates relative to foreign currencies, the value of international investments declines in U.S. dollar terms. Volatility rose in emerging market stocks, which are relatively sensitive to changes in the U.S. dollar. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. We believe the Fed is likely to continue to raise interest rates in the coming year. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as several inflation measures and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0% per year.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.40%	7.35%
U.S. small cap equities (Russell 2000® Index)	(1.37)	1.85
International equities (MSCI Europe, Australasia, Far East Index)	(9.92)	(6.85)
Emerging market equities (MSCI Emerging Markets Index)	(16.53)	(12.52)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.99	1.68
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.60)	(4.37)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.19)	(2.05)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.45	(0.31)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.14	0.98
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Trust Summary as of October 31, 2018	BlackRock Credit Allocation Income Trust

Investment Objective

BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of October 31, 2018 ($11.72)(a)	6.86%
Current Monthly Distribution per Common Share(b)	$0.0670
Current Annualized Distribution per Common Share(b)	$0.8040
Economic Leverage as of October 31, 2018(c)	33%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

Market Price and Net Asset Value Per Share Summary

	10/31/18	10/31/17	Change	High	Low
Market Price	$11.72	$13.36	(12.28)%	$13.51	$11.65
Net Asset Value	13.72	14.88	(7.80)	14.92	13.71

Market Price and Net Asset Value History For the Past Five Years

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2018 (continued)	BlackRock Credit Allocation Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended October 31, 2018 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	(1.72)%	5.35%	5.30%
Trust at Market Price(a)(b)	(6.49)	4.53	5.01
Reference Benchmark(c)	(1.78)	3.82	3.69
Bloomberg Barclays U.S. Credit Index(d)	(2.81)	2.34	2.81
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(e)	0.98	6.60	4.69
Bloomberg Barclays USD Capital Securities Index(f)	(3.29)	3.35	4.32

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Credit Index (50.36%), the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (29.93%), and the Bloomberg Barclays USD Capital Securities Index (19.71%).

(d)	This unmanaged index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets.
(e)

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(f)	This unmanaged index tracks fixed-rate, investment grade capital securities denominated in USD.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BTZ is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The Trust’s small allocation to emerging market-related debt had a negative impact on performance as rising interest rates, a strengthening U.S. dollar and idiosyncratic events weighed on the asset class. Additionally, the Trust’s allocations to European investment grade and high yield corporate debt detracted, with exposure to the banking sector weighing most heavily on return.

The Trust’s allocation to U.S. high yield corporate bonds helped performance as a positive technical backdrop supported the asset class amid volatility in other credit markets. An allocation to collateralized loan obligations (“CLOs”) also added to performance as the asset class benefited from rising short-term rates and investor appetite for floating rate debt. Positioning with respect to overall portfolio duration (and corresponding sensitivity to interest rate changes) was positive for performance as well, as the Trust had a relatively short duration in a period of rising rates.

Describe recent portfolio activity.

Over the period, the Trust’s out-of-benchmark exposure to CLOs was increased in order to benefit from demand for floating rate products in a rising rate environment. Additionally, the Trust increased its exposure to U.S. high yield corporate bonds over the period with an emphasis on the technology and energy sectors, as strong credit fundamentals and an improved technical backdrop have supported the asset class.

The Trust utilized derivatives including financial futures over the period in order to manage interest rate risk in the portfolio. The use of derivatives had a positive impact on performance.

Describe portfolio positioning at period end.

The Trust was positioned with a constructive view on credit as growth remained strong and corporate fundamentals remained healthy, although increased downside risks led the investment adviser to adopt a slightly more cautious stance. The Trust maintained an underweight position with respect to duration (and interest rate sensitivity) on the view that rates could continue to rise, along with an allocation to CLOs, which benefit from rising short-term rates. The largest overweight positions were to banks within financials and to midstream energy and telecommunication services companies within industrials. The Trust was underweight in sectors viewed as facing structural challenges such as retailers and life insurance companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	5

Trust Summary as of October 31, 2018 (continued)	BlackRock Credit Allocation Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	10/31/18		10/31/17
Corporate Bonds	74%		73%
Preferred Securities	17		19
Asset-Backed Securities	6		3
U.S. Treasury Obligations	—		1
Foreign Agency Obligations	2		2
Municipal Bonds	1		1
Other	—	(a)	1	(b)

(a)	Includes a less than 1% holding in each of the following investment types: Short-Term Securities, U.S. Government Sponsored Agency Securities, Options Purchased and Options Written.
(b)	Includes a less than 1% holding in each of the following investment types: Short-Term Securities, U.S. Government Sponsored Agency Securities and Options Purchased.

CREDIT QUALITY ALLOCATION (c)(d)

	10/31/18	10/31/17
AAA/Aaa(e)	1%	2%
AA/Aa	2	3
A	18	16
BBB/Baa	50	51
BB/Ba	17	19
B	10	8
CCC/Caa	2	1
CC/Ca(f)	—	—

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes Short-Term Securities, Options Purchased and Options Written.
(e)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

(f)	Represents less than 1% of total investments.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2018	BlackRock Floating Rate Income Trust

Investment Objective

BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”) primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital to the extent consistent with its primary objective of high current income. The Trust seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of October 31, 2018 ($12.72)(a)	5.83%
Current Monthly Distribution per Common Share(b)	$0.0618
Current Annualized Distribution per Common Share(b)	$0.7416
Economic Leverage as of October 31, 2018(c)	30%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

Market Price and Net Asset Value Per Share Summary

	10/31/18	10/31/17	Change	High	Low
Market Price	$12.72	$14.31	(11.11)%	$14.32	$12.72
Net Asset Value	14.33	14.49	(1.10)	14.54	14.29

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	7

Trust Summary as of October 31, 2018 (continued)	BlackRock Floating Rate Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended October 31, 2018 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	4.25%	5.87%	5.15%
Trust at Market Price(a)(b)	(6.30)	5.37	3.63
S&P/LSTA Leveraged Loan Index(c)	4.54	5.37	3.97

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

This unmanaged market value-weighted index (the “Reference Benchmark”) is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BGT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

From a sector perspective, the technology, health care and consumer cyclical services sectors were the largest contributors to the Trust’s performance. By credit rating, B-rated positions were the largest contributors to performance, followed by BB-rated and CCC-rated positions. In terms of asset allocation, contributions to performance were led by floating rate loan interests (“bank loans”), followed by high yield bonds and collateralized loan obligations (“CLOs”).

On the downside, at the sector level, wireless, banking and integrated energy holdings were the largest detractors from the Trust’s performance. There were no detractors from a credit rating perspective. Small positions in high yield credit default swaps and bank loan index products detracted slightly as well.

Describe recent portfolio activity.

The majority of the Trust was invested in B-rated bank loans over the 12-month period, with BB-rated names as the second largest allocation. Over the period, the Trust decreased its position in BB-rated loans in favor of B-rated positions. Additionally, the Trust trimmed its small CCC-rated allocation. On a sector basis, the Trust reduced its allocation to the communications space, particularly with respect to cable & satellite and wireless companies. The Trust also decreased its allocation to the gaming sector and continued to avoid cyclical sectors such as retailers and leisure. The Trust reduced its high yield bond exposure over the period and increased its allocation to CLOs.

Describe portfolio positioning at period end.

At period end, the Trust held the majority of its portfolio in floating rate bank loans, along with modest allocations to high yield bonds and CLOs. The Trust maintained its highest concentration in B-rated loans of select issuers, while limiting exposure to both higher quality loans with less-compelling risk/reward profiles and lower-rated loans with more equity-like profiles and greater downside risk should credit sentiment weaken. From a sector perspective, the Trust’s largest overweight positions were within health care, technology and pharmaceuticals issuers. By contrast, the Trust was underweight in the broad consumer cyclicals space, particularly to retailers, automotive and leisure issuers. Within energy, the Trust was focused on higher-quality issuers within the independent energy segment as opposed to the potentially more volatile oil field services space. The Trust remained focused on industries and companies with stable business profiles and consistent cash flows, while avoiding areas of the market with secular concerns and/or deteriorating fundamental trends.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2018 (continued)	BlackRock Floating Rate Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	10/31/18		10/31/17
Floating Rate Loan Interests	92%		93%
Asset-Backed Securities	5		1
Corporate Bonds	2		5
Investment Companies	1		—	(a)
Other	—	(b)	1	(b)

(a)	Represents less than 1% of total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests, Rights, Warrants, Short-Term Securities and Options Purchased.

CREDIT QUALITY ALLOCATION (c)(d)

	10/31/18	10/31/17
AA/Aa	1%	—	(a)%
A	1	1
BBB/Baa	10	8
BB/Ba	39	42
B	43	42
CCC/Caa	3	3
N/R	3	4

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes Short-Term Securities and Options Purchased.

TRUST SUMMARY	9

Trust Summary as of October 31, 2018	BlackRock Multi-Sector Income Trust

Investment Objective

BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in loan and debt instruments and other investments with similar economic characteristics. The Trust may invest directly in such securities or synthetically through the use of derivatives. Additionally, as part of the Trust’s investments in loans, the Trust may make loans directly to borrowers either as a sole lender or by acting as a member of a syndicate of original lenders.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BIT
Initial Offering Date	February 27, 2013
Current Distribution Rate on Closing Market Price as of October 31, 2018 ($16.25)(a)	8.62%
Current Monthly Distribution per Common Share(b)	$0.1167
Current Annualized Distribution per Common Share(b)	$1.4004
Economic Leverage as of October 31, 2018(c)	35%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

Market Price and Net Asset Value Per Share Summary

	10/31/18	10/31/17	Change	High	Low
Market Price	$16.25	$18.55	(12.40)%	$18.59	$16.18
Net Asset Value	18.79	20.07	(6.38)	20.09	18.68

Market Price and Net Asset Value History For the Past Five Years

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of October 31, 2018 (continued)	BlackRock Multi-Sector Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended October 31, 2018 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	2.18%	9.95%	9.31%
Trust at Market Price(a)(b)	(4.40)	9.93	8.46
Lipper General Bond Funds at NAV(c)	3.21	7.21	6.07
Lipper General Bond Funds at Market Price(c)	(0.36)	9.10	6.67

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper. Historical performance shown is calculated based on the composition of the Lipper General Bond Fund category at the time of preparation of this report to shareholders.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The Trust’s positions in asset-backed securities (“ABS”), senior loans, commercial mortgage-backed securities (“CMBS”), and non-agency mortgage-backed securities (“MBS”) were the largest contributors to Trust performance for the period. Allocations to collateralized loan obligations and high yield corporate issues also contributed.

The Trust’s allocation to sovereign plus securities represented the largest detractor from performance during the period. Holdings in investment grade corporate securities, capital securities and emerging market issues also detracted from returns.

For the period, the Trust held derivatives including interest rate swaps and futures as part of its investment strategy. Interest rate derivatives were utilized to manage duration (sensitivity to interest rates) and to express views on swap spreads. The use of these derivative securities had a positive impact on performance during the period.

Describe recent portfolio activity.

At the start of the 12-month period, the Trust was positioned to benefit from a generally supportive market environment for risk assets given synchronized global growth, low volatility and robust economic data, particularly in the United States. As market volatility began to pick up over the course of the period, the Trust’s positioning shifted to a more defensive posture, and the investment adviser began to focus on allocating to more liquid sectors within the fixed income market. In addition, the Trust’s allocation to emerging market debt was reduced as the segment came under pressure in the latter half of the period due to a stronger U.S. dollar, heightened political uncertainty and global trade tensions. Securitized sectors had been resilient despite broad market volatility, but given that spreads in many areas of the securitized market were at their narrowest levels since the 2008 financial crisis, the Trust reduced its allocations to ABS and CMBS. As valuations improved based on waning demand from banks and overseas investors, the Trust rotated into sectors such as agency MBS. The Trust also added some exposure to U.S. Treasuries. The Trust’s duration was reduced over the period, as the investment adviser believed that a combination of increased U.S. Treasury issuance and monetary policy tightening by global central banks would continue to push rates higher.

Describe portfolio positioning at period end.

At period end, the Trust maintained diversified exposure mainly across non-government spread sectors including securitized products, high yield and investment-grade corporate issues, and emerging market debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	11

Trust Summary as of October 31, 2018 (continued)	BlackRock Multi-Sector Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	10/31/18		10/31/17
Corporate Bonds	42%		42%
Asset-Backed Securities	15		17
Non-Agency Mortgage-Backed Securities	11		13
Preferred Securities	11		11
Foreign Agency Obligations	10		6
Floating Rate Loan Interests	6		9
U.S. Government Sponsored Agency Securities	3		2
Short-Term Securities	2		—	(a)
Other	—	(b)	—	(c)

(a)	Represents less than 1% of total investments.
(b)	Includes a less than 1% holding in Common Stocks.
(c)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Options Purchased and Options Written.

CREDIT QUALITY ALLOCATION (d)(e)

	10/31/18	10/31/17
AAA/Aaa(f)	2%	—	%(a)
AA/Aa	7	1
A	5	5
BBB/Baa	18	16
BB/Ba	20	29
B	17	18
CCC/Caa	7	16
CC/Ca	8	—	(a)
C	4	4
N/R	12	11

(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Excludes Short-Term Securities, Options Purchased and Options Written.
(f)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. BIT may use economic leverage of up to 100% of its net assets (50% of its total managed assets). The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	13

Schedule of Investments October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 8.6%
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, 4.30%, 10/21/28(a)(b)	USD	500	$499,729
Allegro CLO VI Ltd., Series 2017-2A(a)(b):
Class B, 3.95%, 01/17/31		360	355,441
Class C, 4.25%, 01/17/31		2,400	2,381,761
Class D, 5.20%, 01/17/31		1,300	1,280,475
ALM VI Ltd., Series 2012-6A, Class BR3, 4.19%, 07/15/26(a)(b)		1,500	1,483,899
ALM VII R Ltd., Series 2013-7R2A(a)(b):
Class A2R2, 4.09%, 10/15/27		750	749,907
Class BR2, 4.64%, 10/15/27		400	399,759
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A(a)(b):
Class BR2, 4.34%, 07/15/27		1,000	996,541
Class CR2, 5.14%, 07/15/27		1,000	983,157
AMMC CLO 22 Ltd., Series 2018-22A, Class D, 5.19%, 04/25/31(a)(b)		1,000	988,193
AMMC CLO XII Ltd., Series 2013-12A, Class CR, 4.24%, 11/10/30(a)(b)		1,500	1,480,772
Anchorage Capital CLO Ltd.(a)(b):
Series 2013-1A, Class BR, 4.59%, 10/13/30		1,000	1,000,414
Series 2014-3RA, Class C, 4.36%, 01/28/31		1,000	983,739
Series 2014-3RA, Class D, 5.11%, 01/28/31		1,000	985,622
Series 2015-7A, Class CR, 4.14%, 10/15/27		1,750	1,735,710
Series 2015-7A, Class DR, 5.14%, 10/15/27		1,000	998,669
Apidos CLO XV, Series 2013-15A(a)(b):
Class CRR, 4.32%, 04/20/31		1,000	991,423
Class DRR, 5.17%, 04/20/31		1,000	977,885
Apidos CLO XX, Series 2015-20A, Class BRR, 4.39%, 07/16/31(a)(b)		1,000	991,823
Ares CLO Ltd.(a)(b):
3.94%, 10/15/30		1,000	992,891
4.24%, 10/15/30		1,750	1,737,657
Ares XLIX CLO Ltd., Series 2018-49A, Class D, 5.34%, 07/22/30(a)(b)(c)		1,000	1,001,016
Ares XLVII CLO Ltd.(a)(b):
Series 2018-47A, Class D, 5.14%, 04/15/30		1,500	1,482,088
Series 2018-48A, Class C, 4.14%, 07/20/30		500	495,800
Ares XXXVR CLO Ltd., Series 2015-35RA, Class D, 5.44%, 07/15/30(a)(b)		1,000	1,005,001
Atlas Senior Loan Fund X Ltd., Series 2018-10A(a)(b):
Class B, 3.94%, 01/15/31		500	493,506
Class C, 4.29%, 01/15/31		1,000	991,621
Class D, 5.19%, 01/15/31		1,700	1,674,423
Atlas Senior Loan Fund XII Ltd., Series 2018-12A, Class A1, 3.63%, 10/24/31(a)(b)		400	399,210
Benefit Street Partners CLO XII Ltd., Series 2017-12A(a)(b):
Class B, 4.44%, 10/15/30		1,000	992,427
Class C, 5.49%, 10/15/30		2,000	2,001,390
BlueMountain CLO Ltd., Series 2012-2A, Class AR, (3 mo. LIBOR US + 1.42%), 3.74%, 11/20/28(a)(d)		2,000	2,001,103
Bowman Park CLO Ltd., Series 2014-1A, Class D2R, (3 mo. LIBOR US + 3.35%), 5.66%, 11/23/25(a)(d)		1,000	1,000,837
Carlyle Global Market Strategies CLO Ltd.(a):
Series 2013-4A, Class DRR, 5.09%, 01/15/31(b)		1,000	981,615
Series 2014-5A, Class A1RR, 3.47%, 07/15/31(b)		2,300	2,300,004
Series 2016-3A, Class C, (3 mo. LIBOR US + 4.00%), 6.47%, 10/20/29(d)		1,000	1,001,531
Carlyle US CLO Ltd.(a):
Series 2016-4A, Class BR, 4.57%, 10/20/27(b)		250	249,860
Series 2017-2A, Class C, (3 mo. LIBOR US + 3.70%), 6.17%, 07/20/31(d)		500	503,949

Security	Par (000)		Value
Asset-Backed Securities (continued)
Cedar Funding VI CLO Ltd., Series 2016-6A, Class BR, 4.07%, 10/20/28(a)(b)	USD	250	$249,981
Cent CLO 17 Ltd., Series C17A(a)(b):
Class BR, 4.37%, 04/30/31		1,000	995,143
Class CR, 5.32%, 04/30/31		1,000	995,158
CIFC Funding Ltd.(a)(b):
5.09%, 04/18/31		1,200	1,181,688
Series 2013-2A, Class A3LR, 4.39%, 10/18/30		1,000	992,444
Series 2013-2A, Class B1LR, 5.49%, 10/18/30		1,000	1,001,775
Series 2014-4RA, Class A2, 4.11%, 10/17/30(e)		600	600,000
Series 2014-4RA, Class B, 4.66%, 10/17/30(e)		400	400,000
Series 2014-4RA, Class C, 5.66%, 10/17/30(e)		400	400,000
Series 2018-1A, Class C, 4.19%, 04/18/31		1,000	995,599
Elevation CLO Ltd., Series 2017-7A, Class C, 4.34%, 07/15/30(a)(b)		1,500	1,472,171
Galaxy XX CLO Ltd., Series 2015-20A, Class D1R, 5.07%, 04/20/31(a)(b)		1,000	983,282
Galaxy XXVII CLO Ltd., Series 2018-27A, Class C, 4.12%, 05/16/31(a)(b)		1,500	1,486,988
Greenwood Park CLO Ltd., Series 2018-1A, Class D, 4.94%, 04/15/31(a)(b)		1,000	977,810
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class B, 4.22%, 07/18/31		1,250	1,237,964
Series 4A-2014, Class A2R, 4.01%, 01/28/30		650	641,843
Series 4A-2014, Class BR, 4.36%, 01/28/30		750	743,928
Series 6A-2015, Class BR, 4.09%, 02/05/31		1,500	1,477,746
Series 7A-2015, Class CR, 4.01%, 03/15/27		2,000	1,987,881
Series 7A-2015, Class DR, 4.71%, 03/15/27		1,000	978,666
Series 8A-2016, Class DR, 5.25%, 07/20/30		500	496,222
Limerock CLO III LLC, Series 2014-3A, Class C, (3 mo. LIBOR US + 3.60%), 6.07%, 10/20/26(a)(d)		1,000	1,002,562
Long Point Park CLO Ltd., Series 2017-1A, Class B, 4.15%, 01/17/30(a)(b)		1,000	988,705
Madison Park Funding Ltd., Series 2018-27A, Class B, 4.27%, 04/20/30(a)(b)		1,000	991,377
Madison Park Funding XIII Ltd., Series 2014-13A, Class CR2, 4.35%, 04/19/30(a)(b)		1,000	998,976
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 4.71%, 01/27/26(a)(d)		2,000	2,003,451
Madison Park Funding XXVII Ltd., Series 2018-27A, Class C, 5.07%, 04/20/30(a)(b)		1,000	984,997
Madison Park Funding XXX Ltd., Series 2018-30A, Class D, 4.94%, 04/15/29(a)(b)		1,000	985,057
Marble Point CLO XI Ltd., Series 2017-2A(a)(b):
Class A, 3.62%, 12/18/30		1,500	1,497,146
Class B, 3.94%, 12/18/30		1,000	989,678
Mill Creek II CLO Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 4.85%), 7.32%, 04/20/28(a)(d)		1,000	1,000,492
MP CLO III Ltd., Series 2013-1A, Class CR, 4.47%, 10/20/30(a)(b)		1,000	993,951
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class CR, 4.49%, 10/15/29(a)(b)		1,000	995,544
Neuberger Berman CLO XXI Ltd., Series 2016-21A(a)(b):
Class CR, 4.07%, 04/20/27		1,000	991,793
Class DR, 4.87%, 04/20/27		1,000	978,200
Neuberger Berman CLO XXII Ltd., Series 2016-22A(a)(b):
Class BR, 4.10%, 10/17/30		400	399,923
Class CR, 4.65%, 10/17/30		1,000	999,169
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A(a)(b):
Class A, 3.61%, 10/18/30		2,000	2,003,416

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
Class B, 3.94%, 10/18/30	USD	1,000	$990,431
Class C, 5.12%, 10/18/30		1,500	1,475,714
Neuberger Berman Loan Advisers CLO 27 Ltd., Series 2018-27A, Class D, 5.04%, 01/15/30(a)(b)		1,000	983,081
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class DR, 5.38%, 07/23/30(a)(b)		600	596,999
OCP CLO Ltd.(a)(b):
Series 2015-8A, Class CR, 5.25%, 04/17/27		1,000	1,001,050
Series 2017-14A, Class B, 4.27%, 11/20/30		1,000	982,177
Octagon Investment Partners Ltd.(a)(b):
Series 2016-1A, Class DR, 5.29%, 07/15/30		500	500,093
Series 2017-1A, Class B1, 3.87%, 01/20/30		1,000	990,234
Series 2017-1A, Class C, 5.22%, 01/20/31		1,000	995,003
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class A1AR, (3 mo. LIBOR US + 1.17%), 3.61%, 07/15/29(a)(d)		1,000	1,000,765
Octagon Investment Partners XVII Ltd., Series 2013-1A(a)(b):
Class BR2, 3.89%, 01/25/31		1,000	993,279
Class CR2, 4.19%, 01/25/31		1,000	985,888
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 4.37%, 01/22/30(a)(b)		900	892,500
OHA Credit Partners XIV Ltd., Series 2017-14A, Class C, 4.27%, 01/21/30(a)(b)		1,250	1,236,000
OZLM Funding IV Ltd., 4.67%, 10/22/30(a)(b)		1,000	1,001,763
OZLM VI Ltd., Series 2014-6A, Class CS, 5.58%, 04/17/31(a)(b)		500	503,445
OZLM XIX Ltd., Series 2017-19A, Class C, 5.54%, 11/22/30(a)(b)		1,000	1,002,692
OZLM XXI Ltd., Series 2017-21A, Class B, 4.37%, 01/20/31(a)(b)		1,800	1,796,747
Palmer Square CLO Ltd.(a)(b):
Series 2013-2A, Class A2RR, 4.20%, 10/17/31(e)		650	649,935
Series 2013-2A, Class BRR, 4.65%, 10/17/31(e)		750	750,000
Series 2013-2A, Class CRR, 5.65%, 10/17/31(e)		250	250,000
Series 2018-1A, Class A2, 3.89%, 04/18/31		1,500	1,480,058
Recette CLO Ltd., Series 2015-1A(a)(b):
Class CR, 4.17%, 10/20/27		1,500	1,487,567
Class DR, 5.22%, 10/20/27		1,000	996,735
Rockford Tower CLO Ltd., Series 2017-3A(a)(b):
Class A, 3.66%, 10/20/30		2,000	2,001,483
Class D, 5.12%, 10/20/30		1,000	977,748
Sound Point Clo XXI Ltd., Series 2018-3A, Class A1A, 3.59%, 10/26/31(a)(b)		1,400	1,399,189
Stewart Park CLO Ltd., Series 2015-1A(a)(b):
Class CR, 4.24%, 01/15/30		1,500	1,480,693
Class DR, 5.04%, 01/15/30		1,500	1,482,291
Symphony CLO XV Ltd., Series 2014-15A(a)(d):
Class CR, (3 mo. LIBOR US + 2.20%), 4.65%, 10/17/26		2,500	2,497,007
Class DR, (3 mo. LIBOR US + 3.35%), 5.80%, 10/17/26		1,000	1,002,129
Tiaa CLO III Ltd., Series 2017-2A, Class A, 3.59%, 01/16/31(a)(b)		2,500	2,494,401
Voya CLO Ltd., Series 2018-1A, Class C, 4.94%, 04/19/31(a)(b)		1,000	980,100
York CLO 1 Ltd., Series 2014-1A, Class ARR, 3.29%, 10/22/29(a)(b)		2,000	1,996,705
York CLO-2 Ltd., Series 2015-1A(a)(b):
Class CR, 4.32%, 01/22/31		1,500	1,484,295
Class DR, 5.07%, 01/22/31		1,800	1,752,572

Total Asset-Backed Securities — 8.6% (Cost — $124,689,930)			123,762,343

Security	Par (000)		Value
Corporate Bonds — 109.0%

Aerospace & Defense — 2.1%
Arconic, Inc.:
5.13%, 10/01/24	USD	3,551	$3,517,976
5.90%, 02/01/27		1,877	1,862,922
BBA US Holdings, Inc., 5.38%, 05/01/26(a)		672	664,440
Bombardier, Inc.(a):
7.75%, 03/15/20		354	367,275
8.75%, 12/01/21		2,034	2,186,550
5.75%, 03/15/22		286	282,783
6.00%, 10/15/22		14	13,738
6.13%, 01/15/23		629	621,138
7.50%, 12/01/24		992	1,008,120
7.50%, 03/15/25		3,592	3,590,922
KLX, Inc., 5.88%, 12/01/22(a)		2,165	2,229,950
Northrop Grumman Corp., 4.03%, 10/15/47		6,425	5,729,935
TransDigm UK Holdings PLC, 6.88%, 05/15/26(a)		500	498,750
TransDigm, Inc.:
6.00%, 07/15/22		3,765	3,783,825
6.50%, 07/15/24		1,260	1,273,658
6.38%, 06/15/26		395	387,100
United Technologies Corp., 4.63%, 11/16/48		2,805	2,698,381

			30,717,463
Air Freight & Logistics — 0.1%
XPO Logistics, Inc., 6.50%, 06/15/22(a)		1,174	1,203,350

Airlines — 1.0%
American Airlines Group, Inc.:
4.63%, 03/01/20(a)		692	692,000
5.18%, 08/15/23		2,945	2,952,363
5.18%, 10/15/23		2,830	2,829,881
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1, 6.72%, 07/02/24		2,728	2,898,160
Turkish Airlines Pass-Through Trust, Series 2015-1 Class A, 4.20%, 09/15/28(a)		2,398	2,169,815
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		2,854	2,875,932
Virgin Australia Trust, Series 2013-1, Class B, 6.00%, 04/23/22(a)		300	303,074

			14,721,225
Auto Components — 0.6%
Allison Transmission, Inc., 5.00%, 10/01/24(a)		68	66,002
General Motors Co., 5.95%, 04/01/49		3,455	3,207,681
Goodyear Tire & Rubber Co., 5.00%, 05/31/26		535	486,850
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.00%, 08/01/20		3,108	3,135,195
6.38%, 12/15/25		388	385,575
Tesla, Inc., 5.30%, 08/15/25(a)		1,043	926,966

			8,208,269
Automobiles — 0.5%
Ford Motor Co., 7.45%, 07/16/31		3,660	3,851,910
General Motors Co.:
4.88%, 10/02/23		1,875	1,897,771
6.25%, 10/02/43		940	899,618

			6,649,299
Banks — 6.4%
Barclays PLC:
4.84%, 05/09/28		4,000	3,691,778
4.97%, 05/16/29(b)		3,220	3,124,892
CIT Group, Inc.:
5.00%, 08/01/23		370	370,925
5.25%, 03/07/25		925	930,781

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Banks (continued)
City National Corp., 5.25%, 09/15/20	USD	2,900	$2,987,197
Cooperatieve Rabobank UA, 3.95%, 11/09/22(f)		3,775	3,739,522
Credit Suisse Group AG, 6.50%, 08/08/23(a)		6,000	6,338,304
Discover Bank/Greenwood, 8.70%, 11/18/19		748	785,333
Fifth Third Bancorp (3 mo. LIBOR US + 3.03%), 5.10%(g)(h)		5,000	4,762,500
HSBC Finance Corp., 6.68%, 01/15/21(f)		5,150	5,444,737
Intesa Sanpaolo SpA, 5.71%, 01/15/26(a)		9,840	8,735,856
Lloyds Banking Group PLC(f):
4.45%, 05/08/25		3,665	3,645,499
4.65%, 03/24/26		8,650	8,371,230
Royal Bank of Scotland Group PLC, 6.00%, 12/19/23(f)		10,080	10,357,586
Santander Holdings USA, Inc., 4.40%, 07/13/27		830	774,633
SunTrust Banks, Inc. (3 mo. LIBOR US + 3.10%), 5.05%(g)(h)		5,270	5,093,982
Wells Fargo & Co.(f):
4.13%, 08/15/23		4,000	4,009,584
4.10%, 06/03/26		15,000	14,610,560
5.61%, 01/15/44		4,119	4,385,128

			92,160,027
Beverages — 1.0%
Anheuser-Busch InBev Finance, Inc., 4.90%, 02/01/46		6,170	5,812,094
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 04/15/58		4,000	3,568,593
Keurig Dr. Pepper, Inc., 4.60%, 05/25/28(a)		3,215	3,168,419
Molson Coors Brewing Co., 4.20%, 07/15/46		1,665	1,405,859

			13,954,965
Biotechnology — 0.8%
Amgen, Inc., 4.66%, 06/15/51(f)		6,709	6,211,790
Baxalta, Inc., 5.25%, 06/23/45		6,000	6,029,417

			12,241,207
Building Products — 0.3%
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23(a)		371	366,363
Building Materials Corp. of America, 6.00%, 10/15/25(a)		1,832	1,802,230
Masonite International Corp.(a):
5.63%, 03/15/23		488	484,950
5.75%, 09/15/26		382	362,900
Standard Industries, Inc.(a):
5.50%, 02/15/23		335	328,300
5.38%, 11/15/24		410	393,600
USG Corp., 4.88%, 06/01/27(a)		445	445,973

			4,184,316
Capital Markets — 3.6%
Goldman Sachs Group, Inc.:
7.50%, 02/15/19(f)		5,165	5,231,017
5.25%, 07/27/21		1,175	1,222,021
5.75%, 01/24/22(f)		5,500	5,811,740
6.25%, 02/01/41(f)		15,000	17,412,649
Morgan Stanley(f):
5.63%, 09/23/19		6,770	6,915,171
5.00%, 11/24/25		15,000	15,337,156
NFP Corp., 6.88%, 07/15/25(a)		222	215,340

			52,145,094
Chemicals — 1.4%
Axalta Coating Systems LLC, 4.88%, 08/15/24(a)		715	674,781
Basell Finance Co. BV, 8.10%, 03/15/27(a)(f)		6,000	7,302,954
Chemours Co., 5.38%, 05/15/27		207	192,510

Security	Par (000)		Value
Chemicals (continued)
GCP Applied Technologies, Inc., 5.50%, 04/15/26(a)	USD	448	$433,440
Huntsman International LLC, 5.13%, 11/15/22		2,495	2,516,831
NOVA Chemicals Corp., 4.88%, 06/01/24(a)		956	878,325
Olin Corp.:
5.13%, 09/15/27		270	251,438
5.00%, 02/01/30		297	266,656
Platform Specialty Products Corp.(a):
6.50%, 02/01/22		3,006	3,047,332
5.88%, 12/01/25		2,718	2,582,100
PQ Corp., 6.75%, 11/15/22(a)		935	963,050
WR Grace & Co-Conn, 5.63%, 10/01/24(a)		1,660	1,689,050

			20,798,467
Commercial Services & Supplies — 3.2%
ADT Corp.:
3.50%, 07/15/22		53	49,158
4.13%, 06/15/23		810	751,275
4.88%, 07/15/32(a)		884	696,150
Aviation Capital Group Corp.(a):
7.13%, 10/15/20(f)		31,000	32,966,435
6.75%, 04/06/21		7,850	8,360,707
Avolon Holdings Funding Ltd., 5.13%, 10/01/23(a)		918	900,788
CD&R Waterworks Merger Sub LLC, 6.13%, 08/15/25(a)		1,061	994,687
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		595	559,300
Park Aerospace Holdings Ltd., 5.50%, 02/15/24(a)		356	352,529

			45,631,029
Communications Equipment — 0.2%
CommScope Technologies LLC(a):
6.00%, 06/15/25		467	454,157
5.00%, 03/15/27		677	604,338
CommScope, Inc., 5.50%, 06/15/24(a)		254	245,428
Zayo Group LLC/Zayo Capital, Inc.:
6.38%, 05/15/25		750	766,875
5.75%, 01/15/27(a)		1,360	1,333,072

			3,403,870
Construction & Engineering — 0.3%
BlueLine Rental Finance Corp., 9.25%, 03/15/24(a)		2,320	2,421,500
Brand Energy & Infrastructure Services, Inc., 8.50%, 07/15/25(a)		714	703,290
Engility Corp., 8.88%, 09/01/24		727	786,069
Pisces Midco, Inc., 8.00%, 04/15/26(a)		422	409,867

			4,320,726
Construction Materials — 0.3%
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/26(a)		537	520,890
HD Supply, Inc., 5.38%, 10/15/26(a)		4,222	4,037,287

			4,558,177
Consumer Discretionary — 0.1%
Viking Cruises Ltd., 5.88%, 09/15/27(a)		2,159	2,045,652

Consumer Finance — 2.0%
Ally Financial, Inc.:
5.13%, 09/30/24		590	599,588
8.00%, 11/01/31(f)		3,832	4,607,980
Capital One Bank USA NA, 3.38%, 02/15/23(f)		2,000	1,933,174
Capital One Financial Corp., 3.75%, 03/09/27		6,500	6,015,973
Discover Financial Services, 3.85%, 11/21/22		3,252	3,188,779
Financial & Risk US Holdings, Inc.(a):
6.25%, 05/15/26		4,037	4,016,815
8.25%, 11/15/26		1,294	1,258,415
Navient Corp.:
6.63%, 07/26/21		461	474,254

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Consumer Finance (continued)
6.50%, 06/15/22	USD	434	$441,595
7.25%, 09/25/23		996	1,030,860
6.75%, 06/15/26		516	492,780
Springleaf Finance Corp., 7.13%, 03/15/26		1,039	984,452
Total System Services, Inc., 3.80%, 04/01/21		1,630	1,632,912
Verscend Escrow Corp., 9.75%, 08/15/26(a)		1,634	1,638,085

			28,315,662
Containers & Packaging — 0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a):
4.63%, 05/15/23		760	739,100
7.25%, 05/15/24		944	948,720
Crown Americas LLC/Crown Americas Capital Corp.:
4.75%, 02/01/26(a)		947	893,731
4.25%, 09/30/26		724	657,030
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
5.75%, 10/15/20		2,777	2,777,463
6.88%, 02/15/21		37	36,659
5.13%, 07/15/23(a)		222	217,005
7.00%, 07/15/24(a)		1,593	1,593,996
Sealed Air Corp., 6.88%, 07/15/33(a)		182	187,460

			8,051,164

Diversified Consumer Services — 0.7%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(a)		6,034	6,376,128
Service Corp. International, 4.50%, 11/15/20		4,382	4,373,784

			10,749,912

Diversified Financial Services — 6.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95%, 02/01/22		1,500	1,484,381
Air Lease Corp., 3.75%, 02/01/22		5,000	4,971,515
Aircastle Ltd., 6.25%, 12/01/19		3,937	4,046,055
Bank of America Corp.(f):
5.00%, 05/13/21		17,100	17,701,451
4.45%, 03/03/26		11,765	11,636,812
BNP Paribas SA, 4.38%, 03/01/33(a)(b)		4,000	3,712,941
Citigroup, Inc.:
4.04%, 06/01/24(b)		4,000	3,989,800
3.70%, 01/12/26(f)		6,000	5,737,295
6.68%, 09/13/43(f)		4,125	4,858,508
Ford Motor Credit Co. LLC, 5.88%, 08/02/21(f)		9,420	9,750,436
General Motors Financial Co., Inc.:
4.38%, 09/25/21		2,260	2,280,075
4.25%, 05/15/23		1,681	1,659,538
4.35%, 01/17/27		4,710	4,374,924
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 04/01/20(a)		1,705	1,722,050
Leucadia National Corp., 5.50%, 10/18/23		4,000	4,137,163
Macquarie Group Ltd., 4.15%, 03/27/24(a)(b)		4,000	3,961,954
Resparcs Funding LP I, 8.00%(h)(i)(j)		4,000	1,420,000
Royal Bank of Scotland Group PLC:
6.10%, 06/10/23		2,500	2,574,927
5.13%, 05/28/24(f)		5,250	5,174,096
UniCredit SpA (5 year USD ICE Swap + 3.70%), 5.86%, 06/19/32(a)(g)		4,000	3,422,192
Vantiv LLC/Vanity Issuer Corp., 4.38%, 11/15/25(a)		464	437,900

			99,054,013
Diversified Telecommunication Services — 5.5%
AT&T, Inc.:
6.30%, 01/15/38(f)		12,000	12,827,561

Security	Par (000)		Value
Diversified Telecommunication Services (continued)
5.15%, 03/15/42	USD	250	$230,027
4.35%, 06/15/45		367	300,930
CenturyLink, Inc.:
5.63%, 04/01/25(f)		1,318	1,265,280
Series S, 6.45%, 06/15/21		1,176	1,202,460
Series U, 7.65%, 03/15/42		121	104,060
Series Y, 7.50%, 04/01/24		824	865,200
Embarq Corp., 8.00%, 06/01/36		1,048	998,220
Frontier Communications Corp.:
10.50%, 09/15/22		551	458,708
11.00%, 09/15/25		3,846	2,817,195
Level 3 Financing, Inc.:
5.38%, 08/15/22		2,095	2,100,237
5.13%, 05/01/23		1,183	1,174,128
5.38%, 01/15/24		754	746,460
5.38%, 05/01/25		2,003	1,955,429
5.25%, 03/15/26		320	307,200
Telecom Italia Capital SA, 6.00%, 09/30/34		960	866,400
Telefonica Emisiones SAU, 5.21%, 03/08/47		6,000	5,596,464
Verizon Communications, Inc.(f):
5.15%, 09/15/23		8,775	9,310,878
6.40%, 09/15/33		9,475	10,860,846
6.55%, 09/15/43		13,225	15,239,861
5.01%, 04/15/49		10,578	10,294,578

			79,522,122
Electric Utilities — 5.0%
AES Corp., 5.50%, 04/15/25		304	304,760
CMS Energy Corp., 5.05%, 03/15/22(f)		9,900	10,289,898
DPL, Inc., 7.25%, 10/15/21		94	99,817
Duke Energy Corp., 3.55%, 09/15/21		3,650	3,647,627
Emera, Inc., Series 16-A, (3 mo. LIBOR US + 5.44%), 6.75%, 06/15/76(g)		7,500	7,800,000
Evergy Inc., 5.29%, 06/15/22(f)(k)		5,550	5,749,927
Midland Cogeneration Venture LP, 5.25%, 03/15/25(a)(f)		3,307	3,188,157
NextEra Energy Capital Holdings, Inc., 4.80%, 12/01/77(b)		5,000	4,500,000
NextEra Energy Operating Partners LP(a):
4.25%, 09/15/24		290	275,500
4.50%, 09/15/27		31	28,598
Oncor Electric Delivery Co. LLC(f):
4.10%, 06/01/22		4,150	4,229,396
5.30%, 06/01/42		2,750	3,066,035
Progress Energy, Inc., 7.00%, 10/30/31(f)		12,000	14,846,720
Puget Energy, Inc.:
6.00%, 09/01/21		275	290,954
5.63%, 07/15/22(f)		5,550	5,840,856
Southern Co., 4.40%, 07/01/46(f)		7,500	6,891,040
TerraForm Power Operating LLC(a):
4.25%, 01/31/23		470	445,325
5.00%, 01/31/28		470	420,063

			71,914,673
Electronic Equipment, Instruments & Components — 0.3%
CDW LLC/CDW Finance Corp.:
5.00%, 09/01/23		306	304,470
5.50%, 12/01/24		2,517	2,542,170
Energizer Gamma Acquisition, Inc., 6.38%, 07/15/26(a)		222	222,000
Sanmina Corp., 4.38%, 06/01/19(a)		1,415	1,413,231

			4,481,871
Energy Equipment & Services — 0.7%
Ensco PLC:
4.50%, 10/01/24		196	159,250

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Energy Equipment & Services (continued)
7.75%, 02/01/26	USD	956	$891,470
Halliburton Co., 5.00%, 11/15/45(f)		6,615	6,643,893
Noble Holding International Ltd., 5.25%, 03/15/42		118	82,010
Oceaneering International, Inc., 4.65%, 11/15/24		196	181,980
Precision Drilling Corp., 7.13%, 01/15/26(a)		112	111,160
Transocean, Inc., 9.00%, 07/15/23(a)		670	702,662
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 04/01/26(a)		855	863,550
Weatherford International Ltd.:
7.75%, 06/15/21		775	643,250
8.25%, 06/15/23		150	114,375
6.50%, 08/01/36		521	346,465

			10,740,065
Environmental, Maintenance, & Security Service — 0.0%
Waste Pro USA, Inc., 5.50%, 02/15/26(a)		622	589,345

Equity Real Estate Investment Trusts (REITs) — 2.3%
American Tower Corp.:
5.05%, 09/01/20		500	512,644
5.90%, 11/01/21(f)		3,770	3,991,395
3.60%, 01/15/28		4,000	3,679,799
AvalonBay Communities, Inc., 6.10%, 03/15/20(f)		10,000	10,371,068
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		1,133	1,088,020
5.13%, 05/01/26(a)		1,185	1,158,338
Host Hotels & Resorts LP, 3.75%, 10/15/23(f)		3,600	3,500,824
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		4,627	4,632,784
4.50%, 09/01/26		2,750	2,488,750
4.50%, 01/15/28		464	412,380
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27		459	431,322
Starwood Property Trust, Inc., 5.00%, 12/15/21		627	623,865

			32,891,189
Food & Staples Retailing — 0.9%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24		775	732,375
5.75%, 03/15/25		1,120	985,600
General Mills, Inc., 4.20%, 04/17/28		620	598,488
H.J. Heinz Finance Co., 7.13%, 08/01/39(a)		4,415	5,131,057
Wal-Mart Stores, Inc., 5.25%, 09/01/35(f)		5,150	5,770,569

			13,218,089
Food Products — 0.5%
Aramark Services, Inc.:
5.13%, 01/15/24		1,470	1,462,650
5.00%, 02/01/28(a)		228	216,315
JBS USA LUX SA/JBS USA Finance, Inc.(a):
5.88%, 07/15/24		390	382,785
5.75%, 06/15/25		1,947	1,869,120
6.75%, 02/15/28		827	797,021
Kraft Heinz Foods Co., 4.38%, 06/01/46		2,475	2,059,206
Post Holdings, Inc., 5.63%, 01/15/28(a)		428	402,449

			7,189,546
Health Care Equipment & Supplies — 1.3%
Avantor, Inc.(a):
6.00%, 10/01/24(f)		6,054	6,038,865
9.00%, 10/01/25		1,514	1,526,687
DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21(a)		3,343	3,365,398

Security	Par (000)		Value
Health Care Equipment & Supplies (continued)
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(a):
4.88%, 04/15/20	USD	517	$510,538
5.75%, 08/01/22		2,312	2,063,460
5.63%, 10/15/23		108	92,610
5.50%, 04/15/25		33	26,565
Medtronic, Inc., 4.63%, 03/15/45(f)		4,565	4,624,162

			18,248,285

Health Care Providers & Services — 4.5%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22		191	190,523
Aetna, Inc., 3.88%, 08/15/47		3,500	2,953,009
Anthem, Inc., 4.55%, 03/01/48		5,000	4,637,180
Centene Corp.:
6.13%, 02/15/24		1,370	1,431,650
5.38%, 06/01/26(a)		3,456	3,507,840
CHS/Community Health Systems, Inc., 8.63%, 01/15/24(a)		980	991,025
DaVita, Inc., 5.13%, 07/15/24		761	726,755
HCA, Inc.:
7.50%, 02/15/22		2,214	2,402,190
4.75%, 05/01/23(f)		5,628	5,684,280
5.00%, 03/15/24		3,451	3,491,981
5.25%, 04/15/25		3,966	4,050,277
5.38%, 09/01/26		861	854,542
5.63%, 09/01/28		911	901,890
5.50%, 06/15/47		3,970	3,906,480
HealthSouth Corp., 5.75%, 11/01/24		637	635,408
MEDNAX, Inc., 5.25%, 12/01/23(a)		144	143,820
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(a)		829	842,115
NVA Holdings, Inc., 6.88%, 04/01/26(a)		793	783,087
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(a)(l)		2,124	2,177,100
Regional Care Hospital Partners Holdings, Inc., 8.25%, 05/01/23(a)		398	420,388
Tenet Healthcare Corp.:
6.00%, 10/01/20		4,102	4,200,653
7.50%, 01/01/22(a)		394	410,745
8.13%, 04/01/22		2,645	2,754,106
6.75%, 06/15/23		1,561	1,551,244
4.63%, 07/15/24		1,145	1,103,608
6.88%, 11/15/31		320	281,600
UnitedHealth Group, Inc., 6.88%, 02/15/38(f)		10,000	12,962,651
WellCare Health Plans, Inc., 5.38%, 08/15/26(a)		757	755,108

			64,751,255
Health Care Technology — 0.0%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(a)		466	455,515

Hotels, Restaurants & Leisure — 1.4%
Boyd Gaming Corp., 6.00%, 08/15/26		472	456,070
Churchill Downs, Inc., 4.75%, 01/15/28(a)		190	172,900
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25%, 10/15/25(a)		886	824,534
Delta Merger Sub, Inc., 6.00%, 09/15/26(a)		277	271,294
ESH Hospitality, Inc., 5.25%, 05/01/25(a)		1,278	1,209,307
International Game Technology PLC, 6.25%, 01/15/27(a)		338	331,663
IRB Holding Corp., 6.75%, 02/15/26(a)		156	149,370
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a):
5.00%, 06/01/24		600	591,750
5.25%, 06/01/26		650	638,625
4.75%, 06/01/27		817	767,980

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Melco Resorts Finance Ltd., 4.88%, 06/06/25(a)	USD	444	$407,011
MGM Resorts International:
6.63%, 12/15/21		4,805	5,031,748
7.75%, 03/15/22		104	111,670
New Red Finance, Inc.(a):
4.25%, 05/15/24		1,577	1,482,380
5.00%, 10/15/25		2,910	2,728,125
Sabre GLBL, Inc.(a):
5.38%, 04/15/23		594	594,000
5.25%, 11/15/23		294	290,290
Scientific Games International, Inc., 5.00%, 10/15/25(a)		914	850,020
Station Casinos LLC, 5.00%, 10/01/25(a)		1,137	1,056,000
Wyndham Destinations, Inc.:
5.40%, 04/01/24		883	849,887
5.75%, 04/01/27		308	285,285
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)		453	439,410

			19,539,319
Household Durables — 0.9%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 07/01/22(a)		1,314	1,281,150
Lennar Corp.:
2.95%, 11/29/20		520	505,700
8.38%, 01/15/21		3,015	3,248,662
4.75%, 11/15/22		1,805	1,787,311
4.88%, 12/15/23		466	454,932
5.25%, 06/01/26		176	168,091
Newell Brands, Inc.:
4.00%, 12/01/24		3,000	2,851,861
4.20%, 04/01/26		955	877,360
PulteGroup, Inc., 5.50%, 03/01/26		734	719,320
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.:
4.38%, 06/15/19		717	717,000
5.88%, 06/15/24		572	534,105

			13,145,492
Household Products — 0.2%
Spectrum Brands, Inc.:
6.63%, 11/15/22		1,110	1,133,587
6.13%, 12/15/24		231	229,845
5.75%, 07/15/25		1,002	974,445

			2,337,877
Independent Power and Renewable Electricity Producers — 0.8%
AES Corp.:
4.50%, 03/15/23		400	394,500
4.88%, 05/15/23		32	31,680
6.00%, 05/15/26		843	861,967
5.13%, 09/01/27		777	767,288
Calpine Corp.:
6.00%, 01/15/22(a)		1,858	1,867,290
5.38%, 01/15/23		742	703,045
5.88%, 01/15/24(a)		628	628,000
5.25%, 06/01/26(a)		2,719	2,498,081
Clearway Energy Operating LLC, 5.75%, 10/15/25(a)		1,044	1,028,340
NRG Energy, Inc.:
6.63%, 01/15/27		2,746	2,842,110
5.75%, 01/15/28		650	648,375

			12,270,676
Industrial Conglomerates — 0.1%
BWX Technologies, Inc., 5.38%, 07/15/26(a)		746	747,865
Vertiv Group Corp., 9.25%, 10/15/24(a)		1,193	1,187,035

			1,934,900

Security	Par (000)		Value
Insurance — 3.6%
American International Group, Inc., 6.40%, 12/15/20(f)	USD	8,710	$9,193,270
Aon Corp., 5.00%, 09/30/20(f)		7,700	7,925,052
Aon PLC, 4.25%, 12/12/42(f)		6,500	5,735,407
Forethought Financial Group, Inc., 8.63%, 04/15/21(a)		3,400	3,738,138
HUB International Ltd., 7.00%, 05/01/26(a)		1,373	1,340,048
Nationwide Building Society, 4.13%, 10/18/32(a)(b)		2,520	2,244,288
Northwestern Mutual Life Insurance Co., 6.06%, 03/30/40(a)(f)		12,000	14,389,893
Progressive Corp., Series B, 5.38%(b)(h)		5,000	4,912,500
Wand Merger Corp.(a):
8.13%, 07/15/23		871	886,243
9.13%, 07/15/26		447	453,705
Wayne Merger Sub LLC, 8.25%, 08/01/23(a)		1,040	1,074,975

			51,893,519
Internet Software & Services — 0.7%
Alibaba Group Holding Ltd., 4.20%, 12/06/47		1,470	1,272,295
Booking Holdings, Inc., 3.55%, 03/15/28		3,375	3,156,531
Equinix, Inc., 5.88%, 01/15/26		1,061	1,079,567
Netflix, Inc.:
5.50%, 02/15/22		563	574,198
4.38%, 11/15/26		905	831,469
5.88%, 11/15/28(a)		1,550	1,522,875
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)(f)		402	377,880
Symantec Corp., 5.00%, 04/15/25(a)		347	326,403
Uber Technologies, Inc., 7.50%, 11/01/23(a)(e)		290	288,823

			9,430,041
IT Services — 1.0%
Banff Merger Sub, Inc., 9.75%, 09/01/26(a)		560	537,600
Fidelity National Information Services, Inc., 5.00%, 10/15/25		538	561,002
First Data Corp.(a):
5.38%, 08/15/23		1,509	1,522,204
7.00%, 12/01/23		4,908	5,089,596
5.75%, 01/15/24(f)		5,700	5,735,625
Gartner, Inc., 5.13%, 04/01/25(a)		399	396,007
WEX, Inc., 4.75%, 02/01/23(a)		760	756,200

			14,598,234
Life Sciences Tools & Services — 0.9%
Life Technologies Corp., 6.00%, 03/01/20(f)		12,000	12,382,328

Machinery — 0.1%
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(a)		558	523,125
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(a)		1,209	1,006,492

			1,529,617
Media — 9.7%
21st Century Fox America, Inc., 6.15%, 03/01/37(f)		9,575	11,476,577
A&E Television Networks LLC, 3.11%, 08/22/19(e)		5,000	4,961,000
Altice Financing SA(a):
6.63%, 02/15/23		400	395,920
7.50%, 05/15/26		1,772	1,665,680
Altice France SA(a):
7.38%, 05/01/26		3,616	3,461,199
8.13%, 02/01/27		825	816,750
Altice Luxembourg SA, 7.75%, 05/15/22(a)		5,426	5,052,962
Altice US Finance I Corp.(a):
5.38%, 07/15/23		2,432	2,431,538
5.50%, 05/15/26		2,866	2,791,656
AMC Networks, Inc.:
4.75%, 12/15/22		685	674,725

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Media (continued)
4.75%, 08/01/25	USD	978	$909,149
CCO Holdings LLC/CCO Holdings Capital Corp.(a):
4.00%, 03/01/23		1,216	1,158,240
5.13%, 05/01/27(f)		5,664	5,331,240
5.00%, 02/01/28		404	376,478
Cequel Communications Holdings I LLC / Cequel Capital Corp.(a):
7.75%, 07/15/25		4,129	4,366,417
7.50%, 04/01/28		1,200	1,243,764
Charter Communications Operating LLC/Charter Communications Operating Capital:
6.38%, 10/23/35		479	494,674
6.48%, 10/23/45		9,584	9,729,275
5.38%, 05/01/47		1,500	1,350,067
6.83%, 10/23/55		3,540	3,688,480
Cinemark USA, Inc., 5.13%, 12/15/22		349	349,873
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		2,758	2,768,342
6.50%, 11/15/22(f)		7,431	7,543,951
Comcast Corp., 4.95%, 10/15/58		3,795	3,716,156
Cox Communications, Inc.(a):
8.38%, 03/01/39(f)		5,000	6,276,436
4.60%, 08/15/47		625	556,434
CSC Holdings LLC:
8.63%, 02/15/19		4,005	4,045,050
5.25%, 06/01/24		1,054	1,015,792
6.63%, 10/15/25(a)		1,072	1,122,920
10.88%, 10/15/25(a)		620	715,325
Discovery Communications LLC:
3.95%, 03/20/28(f)		8,515	7,927,262
4.88%, 04/01/43		4,000	3,534,544
DISH DBS Corp.:
5.88%, 07/15/22		1,732	1,636,740
5.88%, 11/15/24		338	287,300
7.75%, 07/01/26		818	732,110
Grupo Televisa SAB, 5.00%, 05/13/45(f)		3,345	2,885,065
Hughes Satellite Systems Corp., 5.25%, 08/01/26		1,017	966,150
Inmarsat Finance PLC, 4.88%, 05/15/22(a)		228	223,331
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		268	239,860
8.50%, 10/15/24(a)		1,336	1,312,620
9.75%, 07/15/25(a)		3,003	3,145,642
Interpublic Group of Cos., Inc.:
3.75%, 02/15/23(f)		6,025	5,939,059
5.40%, 10/01/48		2,215	2,086,052
MDC Partners, Inc., 6.50%, 05/01/24(a)		1,036	849,520
Meredith Corp., 6.88%, 02/01/26(a)		396	396,000
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22(a)		1,081	1,052,624
Sirius XM Radio, Inc., 5.00%, 08/01/27(a)		597	560,995
TEGNA, Inc., 5.50%, 09/15/24(a)		351	350,561
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(a)		1,400	1,298,500
Time Warner Cable LLC, 6.55%, 05/01/37		3,519	3,645,866
Tribune Media Co., 5.88%, 07/15/22		1,308	1,324,350
Univision Communications, Inc.(a):
5.13%, 05/15/23		5,293	4,986,006
5.13%, 02/15/25		375	342,750
UPCB Finance IV Ltd., 5.38%, 01/15/25(a)		420	408,660
Viacom, Inc., 5.85%, 09/01/43		1,300	1,283,988
Videotron Ltd., 5.13%, 04/15/27(a)		1,099	1,041,302
Virgin Media Secured Finance PLC, 5.50%, 08/15/26(a)		487	458,998

Security	Par (000)		Value
Media (continued)
Warner Media LLC:
4.65%, 06/01/44	USD	28	$24,120
4.85%, 07/15/45		97	86,789
Ziggo Secured Finance BV, 5.50%, 01/15/27(a)		663	608,303

			140,121,137
Metals & Mining — 2.7%
Alcoa Nederland Holding BV(a):
7.00%, 09/30/26		291	307,005
6.13%, 05/15/28		236	235,410
AngloGold Ashanti Holdings PLC, 5.13%, 08/01/22		5,000	5,037,500
Commercial Metals Co., 4.88%, 05/15/23		2,194	2,139,150
Constellium NV:
4.63%, 05/15/21	EUR	490	559,772
6.63%, 03/01/25(a)	USD	609	596,820
5.88%, 02/15/26(a)		1,451	1,353,057
First Quantum Minerals Ltd.(a):
7.25%, 05/15/22		912	870,960
6.50%, 03/01/24		311	272,125
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		500	486,875
3.55%, 03/01/22		236	223,315
3.88%, 03/15/23		6,250	5,781,250
5.40%, 11/14/34		2,250	1,968,750
5.45%, 03/15/43		4,056	3,437,460
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(a)		725	744,937
Novelis Corp.(a):
6.25%, 08/15/24		2,369	2,345,310
5.88%, 09/30/26		2,190	2,064,075
Southern Copper Corp., 5.88%, 04/23/45		3,870	4,033,421
Steel Dynamics, Inc.:
5.13%, 10/01/21		1,105	1,110,525
5.25%, 04/15/23		309	309,772
5.50%, 10/01/24		240	241,500
4.13%, 09/15/25		1,808	1,690,480
5.00%, 12/15/26		35	34,213
Teck Resources Ltd.:
4.50%, 01/15/21		89	89,223
8.50%, 06/01/24(a)		1,623	1,760,955
United States Steel Corp., 6.25%, 03/15/26		813	766,252

			38,460,112
Oil, Gas & Consumable Fuels — 18.1%
Aker BP ASA, 5.88%, 03/31/25(a)		570	574,988
Antero Resources Corp., 5.00%, 03/01/25		600	582,750
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/26(a)		948	919,560
Berry Petroleum Co. LLC, 7.00%, 02/15/26(a)		131	129,847
California Resources Corp., 8.00%, 12/15/22(a)		1,671	1,487,190
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50%, 04/15/21		87	83,520
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		279	274,118
8.25%, 07/15/25		1,047	1,086,262
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		1,916	2,071,675
5.13%, 06/30/27		2,981	2,921,380
Cheniere Energy Partners LP, Series WI, 5.25%, 10/01/25		596	584,825
Chesapeake Energy Corp.:
6.63%, 08/15/20		704	725,120
4.88%, 04/15/22		2,682	2,547,900
8.00%, 12/15/22(a)		830	866,935

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
7.00%, 10/01/24	USD	2,445	$2,393,044
8.00%, 01/15/25		944	955,800
7.50%, 10/01/26		407	398,860
CNX Resources Corp., 5.88%, 04/15/22(f)		8,704	8,546,284
Concho Resources, Inc., 4.88%, 10/01/47		3,815	3,605,943
CONSOL Energy, Inc., 11.00%, 11/15/25(a)		328	368,180
Continental Resources, Inc., 4.90%, 06/01/44		3,500	3,258,186
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(a)		426	418,545
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)		2,880	2,739,600
DCP Midstream LLC(a):
6.45%, 11/03/36		247	255,028
6.75%, 09/15/37		1,527	1,588,080
DCP Midstream Operating LP, 5.38%, 07/15/25		246	249,456
Denbury Resources, Inc., 9.25%, 03/31/22(a)		1,136	1,184,280
Devon Energy Corp., 5.85%, 12/15/25		4,000	4,252,443
Diamond Offshore Drilling, Inc., 5.70%, 10/15/39		695	524,725
Diamondback Energy, Inc., 4.75%, 11/01/24(a)		1,380	1,342,050
El Paso LLC:
7.80%, 08/01/31		197	239,139
7.75%, 01/15/32		4,586	5,627,761
El Paso Natural Gas Co. LLC, 8.63%, 01/15/22		2,345	2,664,937
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 04/01/20(f)		5,075	5,287,539
Enbridge Energy Partners LP, 9.88%, 03/01/19(f)		6,000	6,136,960
Enbridge, Inc., 6.25%, 03/01/78(b)		5,000	4,678,578
Endeavor Energy Resources LP/EER Finance, Inc.(a):
5.50%, 01/30/26		1,268	1,302,870
5.75%, 01/30/28		249	257,093
Energy Transfer Equity LP:
7.50%, 10/15/20		598	633,132
4.25%, 03/15/23		553	547,470
5.88%, 01/15/24		3,366	3,538,507
5.50%, 06/01/27		406	412,719
Energy Transfer Partners LP:
5.20%, 02/01/22(f)		10,200	10,547,567
6.13%, 12/15/45		3,579	3,554,595
EnLink Midstream Partners LP:
4.40%, 04/01/24		613	590,707
4.15%, 06/01/25		66	61,349
4.85%, 07/15/26		92	87,015
5.05%, 04/01/45		203	160,611
5.45%, 06/01/47		239	201,373
Ensco PLC, 5.75%, 10/01/44		512	358,400
Enterprise Products Operating LLC:
4.90%, 05/15/46(f)		5,375	5,218,993
Series E, 5.25%, 08/16/77(b)		4,800	4,299,485
EP Energy LLC/Everest Acquisition Finance, Inc.(a):
9.38%, 05/01/24		351	266,760
8.00%, 11/29/24		673	649,445
7.75%, 05/15/26		762	762,000
Extraction Oil & Gas, Inc.(a):
7.38%, 05/15/24		72	67,500
5.63%, 02/01/26		1,392	1,176,240
Gulfport Energy Corp., 6.00%, 10/15/24		361	337,535
Hess Corp., 5.80%, 04/01/47		5,000	4,841,939
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(a)		611	612,528
Indigo Natural Resources LLC, 6.88%, 02/15/26(a)		239	225,855
Jagged Peak Energy LLC, 5.88%, 05/01/26(a)		176	171,600

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Energy Partners LP:
6.85%, 02/15/20(f)	USD	12,000	$12,514,982
4.25%, 09/01/24		2,170	2,172,328
5.40%, 09/01/44		3,615	3,503,652
Marathon Petroleum Corp.(a):
4.75%, 12/15/23		1,230	1,266,976
5.13%, 12/15/26		937	961,595
Matador Resources Co., 5.88%, 09/15/26(a)		1,289	1,259,997
MEG Energy Corp.(a):
6.38%, 01/30/23		309	298,185
6.50%, 01/15/25		1,968	2,036,880
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19(a)		3,500	3,569,038
MPLX LP:
4.13%, 03/01/27		825	787,091
5.20%, 03/01/47		3,500	3,310,273
4.70%, 04/15/48(f)		5,000	4,391,072
Nabors Industries, Inc., 5.75%, 02/01/25		395	364,556
Newfield Exploration Co., 5.38%, 01/01/26		480	484,502
Nexen Energy ULC, 6.40%, 05/15/37		2,000	2,368,722
NGPL PipeCo LLC(a):
4.38%, 08/15/22		509	502,638
4.88%, 08/15/27		931	896,087
7.77%, 12/15/37		1,370	1,602,900
Noble Energy, Inc., 5.05%, 11/15/44		3,500	3,219,203
Noble Holding International Ltd.:
7.75%, 01/15/24(f)		1,259	1,175,591
7.88%, 02/01/26(a)		1,545	1,533,412
Oasis Petroleum, Inc., 6.88%, 01/15/23		57	57,499
ONEOK Partners LP, 8.63%, 03/01/19(f)		10,000	10,178,410
Pacific Drilling First Lien Escrow Issuer Ltd., 8.38%, 10/01/23(a)		1,424	1,441,800
Parsley Energy LLC/Parsley Finance Corp.(a):
5.25%, 08/15/25		780	753,675
5.63%, 10/15/27		1,289	1,270,658
Petroleos Mexicanos:
3.50%, 01/30/23(f)		5,000	4,595,000
4.63%, 09/21/23		3,965	3,780,588
4.88%, 01/18/24(f)		2,000	1,902,620
Plains All American Pipeline LP, Series B, 6.13%(b)(f)(h)		2,215	2,076,562
Plains All American Pipeline LP/PAA Finance Corp.:
4.70%, 06/15/44		1,498	1,294,812
4.90%, 02/15/45		2,102	1,837,162
QEP Resources, Inc.:
5.38%, 10/01/22		1,927	1,898,095
5.63%, 03/01/26		1,040	978,900
Range Resources Corp.:
5.00%, 08/15/22		32	31,440
4.88%, 05/15/25		175	162,313
Rockies Express Pipeline LLC(a):
5.63%, 04/15/20		295	301,402
6.88%, 04/15/40		580	630,750
Rowan Cos., Inc., 4.88%, 06/01/22		1,446	1,384,545
Ruby Pipeline LLC, 6.00%, 04/01/22(a)(f)		8,409	8,715,579
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21		405	419,065
5.63%, 04/15/23(f)		10,510	11,064,192
5.75%, 05/15/24		2,575	2,727,020
5.88%, 06/30/26		1,481	1,572,264

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Sanchez Energy Corp.:
7.75%, 06/15/21	USD	982	$491,000
6.13%, 01/15/23		847	313,390
Seven Generations Energy Ltd., 5.38%, 09/30/25(a)		1,110	1,035,075
SM Energy Co.:
5.00%, 01/15/24		297	282,893
5.63%, 06/01/25(f)		350	336,875
6.75%, 09/15/26		682	683,705
6.63%, 01/15/27		463	465,315
Southwestern Energy Co.:
6.20%, 01/23/25		725	705,062
7.50%, 04/01/26		890	905,575
7.75%, 10/01/27		259	262,238
Sunoco LP/Sunoco Finance Corp.(a):
4.88%, 01/15/23		1,071	1,032,176
5.88%, 03/15/28		317	295,603
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a):
5.50%, 09/15/24		145	145,906
5.50%, 01/15/28		1,388	1,372,121
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 05/01/23		37	36,908
6.75%, 03/15/24		184	192,740
5.88%, 04/15/26(a)		848	852,240
5.00%, 01/15/28		1,009	956,027
TransCanada PipeLines Ltd.:
4.88%, 01/15/26(f)		4,485	4,621,880
4.88%, 05/15/48		4,000	3,862,357
TransCanada Trust(3 mo. LIBOR US + 3.53%), 5.63%, 05/20/75(g)		2,755	2,622,402
Transocean Guardian Ltd., 5.88%, 01/15/24(a)		648	641,520
Transocean Pontus Ltd., 6.13%, 08/01/25(a)		769	764,194
Transocean, Inc., 7.25%, 11/01/25(a)		750	729,375
Western Gas Partners LP, 5.38%, 06/01/21(f)		5,125	5,285,264
Whiting Petroleum Corp., 6.63%, 01/15/26		700	699,125
Williams Cos., Inc.:
3.70%, 01/15/23		2,245	2,203,178
4.55%, 06/24/24		527	530,737
8.75%, 03/15/32		2,478	3,244,071
5.10%, 09/15/45(f)		5,075	4,795,754
WPX Energy, Inc.:
6.00%, 01/15/22		72	73,620
5.25%, 09/15/24		22	21,725

			260,208,858
Paper & Forest Products — 1.8%
International Paper Co.(f):
7.50%, 08/15/21		7,209	7,940,746
8.70%, 06/15/38		4,000	5,351,738
7.30%, 11/15/39		10,000	12,021,285

			25,313,769
Pharmaceuticals — 4.0%
Abbott Laboratories, 4.90%, 11/30/46		5,500	5,667,151
AbbVie, Inc., 4.70%, 05/14/45		3,255	2,934,469
Allergan Funding SCS, 4.75%, 03/15/45		5,485	5,140,196
Allergan Sales LLC, 5.00%, 12/15/21(a)		1,631	1,682,244
Allergan, Inc., 2.80%, 03/15/23		3,000	2,846,876
Bausch Health Cos., Inc.(a):
6.13%, 04/15/25		815	749,555
5.50%, 11/01/25		869	851,620
8.50%, 01/31/27		1,186	1,206,755

Security	Par (000)		Value
Pharmaceuticals (continued)
Bayer US Finance II LLC, 4.88%, 06/25/48(a)	USD	7,500	$6,994,431
Charles River Laboratories International, Inc., 5.50%, 04/01/26(a)		317	316,207
CVS Health Corp.:
4.75%, 12/01/22		289	298,028
5.00%, 12/01/24		183	189,499
5.13%, 07/20/45		3,879	3,804,833
5.05%, 03/25/48(f)		8,205	8,000,377
Elanco Animal Health, Inc.(a):
4.27%, 08/28/23		314	312,556
4.90%, 08/28/28		336	331,929
Endo Finance LLC/Endo Finco, Inc., 6.00%, 07/15/23(a)		1,514	1,302,040
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(a)		297	312,593
Merck & Co., Inc., 6.50%, 12/01/33(f)		6,420	8,071,862
Valeant Pharmaceuticals International, Inc.(a):
7.50%, 07/15/21		41	41,615
5.63%, 12/01/21		643	632,551
6.50%, 03/15/22		829	858,015
5.50%, 03/01/23		2,365	2,240,837
5.88%, 05/15/23		622	593,232
7.00%, 03/15/24		1,303	1,364,489
9.00%, 12/15/25		316	329,430
9.25%, 04/01/26		176	184,580

			57,257,970
Real Estate Management & Development — 0.4%
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(a)		460	446,200
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(a)(f)		4,485	4,095,164
Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, 04/15/19(a)		803	798,985

			5,340,349
Road & Rail — 1.2%
Norfolk Southern Corp., 6.00%, 03/15/05		12,700	13,431,827
United Rentals North America, Inc.:
4.63%, 07/15/23		1,616	1,601,860
4.63%, 10/15/25		1,034	957,743
5.88%, 09/15/26		274	268,520
4.88%, 01/15/28		877	790,133

			17,050,083
Semiconductors & Semiconductor Equipment — 1.0%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27(f)		7,500	6,886,795
NXP BV/NXP Funding LLC, 4.63%, 06/15/22(a)		490	486,937
QUALCOMM, Inc.:
3.25%, 05/20/27(f)		2,500	2,311,988
4.30%, 05/20/47		3,500	3,137,568
Sensata Technologies BV(a):
5.63%, 11/01/24		695	691,525
5.00%, 10/01/25		772	744,980

			14,259,793
Software — 1.1%
CDK Global, Inc., 5.88%, 06/15/26		378	380,835
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, 10.00%, 11/30/24(a)		988	1,071,980
Infor US, Inc., 6.50%, 05/15/22		8,585	8,563,537
Informatica LLC, 7.13%, 07/15/23(a)		1,599	1,631,476
Nuance Communications, Inc., 5.38%, 08/15/20(a)		1,267	1,267,792

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Software (continued)
PTC, Inc., 6.00%, 05/15/24	USD	313	$320,043
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(a)		2,040	2,213,461
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(a)		740	765,900

			16,215,024
Specialty Retail — 0.4%
L Brands, Inc.:
7.00%, 05/01/20		3,050	3,172,000
6.88%, 11/01/35		1,119	951,150
Penske Automotive Group, Inc., 5.50%, 05/15/26		1,160	1,102,000

			5,225,150
Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC/EMC Corp.(a):
5.88%, 06/15/21		615	623,469
7.13%, 06/15/24		747	790,561
8.35%, 07/15/46		2,355	2,736,681
Western Digital Corp., 4.75%, 02/15/26		2,900	2,678,875

			6,829,586
Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co., 5.00%, 05/01/25		699	688,515
William Carter Co., 5.25%, 08/15/21		1,406	1,411,272

			2,099,787
Thrifts & Mortgage Finance — 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(a):
5.25%, 03/15/22		480	477,600
5.25%, 10/01/25		268	247,900

			725,500
Tobacco — 2.2%
Altria Group, Inc., 10.20%, 02/06/39(f)		13,392	20,854,664
BAT Capital Corp., 4.54%, 08/15/47(a)		8,000	6,965,763
Reynolds American, Inc.:
4.85%, 09/15/23		1,120	1,155,748
5.85%, 08/15/45		2,335	2,398,305

			31,374,480
Trading Companies & Distributors — 0.2%
Doric Nimrod Air Alpha Ltd. Pass-Through Trust, Series 2013-1(a):
Class A, 5.25%, 05/30/25		1,732	1,770,571
Class B, 6.13%, 11/30/21		1,122	1,139,144

			2,909,715
Transportation Infrastructure — 0.7%
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.88%, 07/11/22(a)(f)		10,500	10,791,812

Utilities — 0.1%
Vistra Operations Co. LLC, 5.50%, 09/01/26(a)		747	735,795

Wireless Telecommunication Services — 1.9%
Crown Castle International Corp.:
4.88%, 04/15/22		2,500	2,575,321
3.65%, 09/01/27(f)		8,000	7,396,715
CyrusOne LP/CyrusOne Finance Corp., 5.38%, 03/15/27		129	128,033
Digicel Group Ltd., 8.25%, 09/30/20(a)		200	143,002
Digicel Ltd., 6.00%, 04/15/21(a)		1,285	1,166,137
Frontier Communications Corp., 8.50%, 04/01/26(a)		711	660,341
SBA Communications Corp.:
4.00%, 10/01/22		1,045	1,000,588

Security	Par (000)		Value
Wireless Telecommunication Services (continued)
4.88%, 09/01/24	USD	1,708	$1,648,220
Sprint Capital Corp.:
6.88%, 11/15/28		841	827,334
8.75%, 03/15/32		1,197	1,307,722
Sprint Communications, Inc.(a):
9.00%, 11/15/18		1,576	1,579,152
7.00%, 03/01/20		389	403,101
Sprint Corp.:
7.88%, 09/15/23		884	943,670
7.13%, 06/15/24		3,442	3,519,445
7.63%, 02/15/25		36	37,395
7.63%, 03/01/26		1,929	2,006,160
T-Mobile USA, Inc.:
6.50%, 01/15/26		960	1,010,400
4.50%, 02/01/26		815	762,791
4.75%, 02/01/28		1,076	995,300

			28,110,827

Total Corporate Bonds — 109.0% (Cost — $1,561,359,738)			1,569,207,592

Foreign Agency Obligations — 2.3%
Argentine Republic Government International Bond, 5.63%, 01/26/22		6,485	5,820,287
Brazilian Government International Bond, 5.00%, 01/27/45		6,525	5,448,375
Colombia Government International Bond, 5.63%, 02/26/44		4,000	4,096,000
Indonesia Government International Bond, 5.88%, 01/15/24(a)		4,400	4,628,378
Mexico Government International Bond:
4.75%, 03/08/44		5,800	5,141,758
4.60%, 02/10/48		5,000	4,337,600
Uruguay Government International Bond, 5.10%, 06/18/50		3,500	3,316,250

Total Foreign Agency Obligations — 2.3% (Cost — $35,090,454)			32,788,648

Municipal Bonds — 1.2%
City of Chicago Illinois, Refunding ARB, O’Hare International Airport, General 3rd Lien, Build America Bonds, Series B, 6.85%, 01/01/38		5,000	5,192,050
Metropolitan Transportation Authority, RB, Build America Bonds, Series B-1, 6.55%, 11/15/31		10,000	12,008,900

Total Municipal Bonds — 1.2% (Cost — $14,845,121)			17,200,950

Preferred Securities — 25.0%

Capital Trusts — 22.5%
Banks — 6.3%
BNP Paribas SA(a)(g)(h):
7.20%		5,000	5,209,200
7.38%		4,535	4,659,712
Capital One Financial Corp., Series E, 5.55%(g)(h)		5,000	5,050,000
CIT Group, Inc., Series A, 5.80%(g)(h)		3,000	2,950,500
Citigroup, Inc., 5.90%(g)(h)		2,210	2,210,000
Credit Suisse Group AG(a)(g)(h):
6.25%		7,255	7,059,957
7.50%		3,250	3,383,770
HSBC Capital Funding LP, 10.18%(a)(f)(g)(h)		11,835	17,397,450
Lloyds Banking Group PLC, 7.50%(b)(h)		8,285	8,326,425
Macquarie Bank Ltd., 6.13%(a)(g)(h)		1,885	1,691,787
Nordea Bank AB, 6.13%(a)(g)(h)		5,540	5,318,400

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Banks (continued)
U.S. Bancorp, Series J, 5.30%(g)(h)	USD	10,415	$10,180,662
Wells Fargo & Co.(g)(h):
Series K, 6.10%		809	815,068
Series Q, 5.85%		551	14,092,800
Series S, 5.90%		281	283,108
Series U, 5.88%		2,655	2,734,650

			91,363,489
Capital Markets — 2.9%
Charles Schwab Corp., Series E, 4.63%(f)(g)(h)		6,805	6,750,560
Goldman Sachs Group, Inc., Series L, 5.70%(g)(h)		2,950	2,957,375
Morgan Stanley, Series H, 5.45%(g)(h)		8,675	8,752,034
State Street Corp:
3.33%, 06/01/77(d)(f)		17,845	15,670,765
Series D, 5.90%(g)(h)		220	5,741,690
Series F, 5.25%(g)(h)		1,855	1,875,869

			41,748,293
Commercial Services & Supplies — 0.4%
AerCap Global Aviation Trust, 6.50%, 06/15/45(a)(g)		5,000	5,125,000

Consumer Finance — 0.3%
American Express Co., Series C, 4.90%(g)(h)		4,510	4,493,088

Diversified Financial Services — 5.6%
Bank of America Corp.(g)(h):
Series AA, 6.10%		8,630	8,856,537
Series U, 5.20%		5,785	5,640,375
Barclays PLC, 6.63%(g)(h)		3,135	3,154,594
Barclays PLC, 7.75%(b)(h)		4,135	4,125,490
BNP Paribas SA, 6.75%(a)(g)(h)		5,000	5,056,250
Credit Agricole SA, 8.13%(a)(g)(h)		5,000	5,362,830
Credit Suisse Group AG, 7.50%(a)(b)(h)		1,865	1,897,638
HSBC Holdings PLC:
6.00%(g)(h)		1,550	1,426,000
6.50%(b)(h)		2,615	2,454,831
JPMorgan Chase & Co.:
8.75%, 09/01/30		2,000	2,710,355
Series 1, 5.99%(g)(h)		2,618	2,632,032
Series Q, 5.15%(g)(h)		4,000	3,926,400
Series R, 6.00%(f)(g)(h)		14,130	14,200,650
Series S, 6.75%(f)(g)(h)		9,775	10,425,037
Royal Bank of Scotland Group PLC(g)(h):
8.00%		970	1,000,919
8.63%		5,135	5,398,169
Societe Generale SA, 7.38%(a)(g)(h)		1,980	2,007,225

			80,275,332
Electric Utilities — 0.6%
PPL Capital Funding, Inc., Series A, 5.05%, 03/30/67(g)		8,300	8,051,000

Equity Real Estate Investment Trusts (REITs) — 0.5%
Sovereign Real Estate Investment Trust, 12.00%(a)(h)		7	7,787,500

Industrial Conglomerates — 0.5%
General Electric Co., Series D, 5.00%(g)(h)		7,502	6,948,727

Insurance — 2.8%
ACE Capital Trust II, 9.70%, 04/01/30		7,000	9,741,410
Allstate Corp., Series B, 5.75%, 08/15/53(g)		5,000	5,050,500
American International Group, Inc., 8.18%, 05/15/68(g)		3,755	4,609,262
Equitable of Iowa Cos. Capital Trust II, Series B, 8.42%, 04/01/27		5,000	5,348,635
Farmers Exchange Capital II, 6.15%, 11/01/53(a)(g)		4,890	5,207,842
MetLife, Inc., 6.40%, 12/15/36		5,000	5,185,000
Principal Financial Group, Inc., 4.70%, 05/15/55(g)		5,000	4,950,000

			40,092,649

Security	Par (000)		Value
Media — 0.1%
Viacom, Inc., 5.88%, 02/28/57(g)	USD	2,111	$2,028,144

Oil, Gas & Consumable Fuels — 0.9%
Enbridge, Inc., Series 16-A, 6.00%, 01/15/77(g)		5,880	5,497,542
Energy Transfer Partners LP, Series B, 6.63%(b)(h)		5,000	4,600,000
Enterprise Products Operating LLC, 5.10%, 06/01/67(g)		2,500	2,469,067

			12,566,609
Road & Rail — 0.5%
BNSF Funding Trust I, 6.61%, 12/15/55(g)		6,125	6,691,563

Wireless Telecommunication Services — 1.1%
Centaur Funding Corp., 9.08%, 04/21/20(a)		15	16,278,725

Total Capital Trusts — 22.5% (Cost — $320,332,083)			323,450,119

		Shares
Preferred Stocks — 2.0%

Banks — 0.9%
Citigroup, Inc., Series K, 6.88%(g)(h)		488,320	13,345,786

Capital Markets — 0.3%
Goldman Sachs Group, Inc., Series J, 5.50%(g)(h)		162,450	4,100,238
SCE Trust III, Series H, 5.75%(g)(h)		31,650	795,364

			4,895,602
Electric Utilities — 0.2%
Entergy Louisiana LLC, 5.25%, 07/01/52		90,000	2,146,500

Equity Real Estate Investment Trusts (REITs) — 0.2%
Ventas Realty LP/Ventas Capital Corp., 5.45%, 03/15/43		75,000	1,785,000
Vornado Realty Trust, Series K, 5.70%(h)		50,000	1,181,500

			2,966,500
Media — 0.4%
NBCUniversal Enterprise, Inc., 5.25%(a)(h)		5,600,000	5,670,000

Total Preferred Stocks — 2.0% (Cost — $27,930,653)			29,024,388

Trust Preferred – 0.5%

Diversified Financial Services — 0.5%
GMAC Capital Trust I, Series 2, 8.10%, 02/15/40(g)		300,141	7,881,703

Total Trust Preferred — 0.5% (Cost — $7,299,341)			7,881,703

Total Preferred Securities — 25.0% (Cost — $355,562,077)			360,356,210

		Par (000)
U.S. Government Sponsored Agency Securities — 0.3%

Agency Obligations — 0.3%
Fannie Mae, 0.00%, 10/09/19(f)(m)	USD	3,945	3,842,515

Total U.S. Government Sponsored Agency Securities — 0.3% (Cost — $3,793,489)			3,842,515

Total Long-Term Investments — 146.4% (Cost — $2,095,340,809)			2,107,158,258

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 0.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.07%(n)(o)	7,903,560	$7,903,560

Total Short-Term Securities — 0.5% (Cost — $7,903,560)		7,903,560

Options Purchased — 0.1% (Cost — $2,221,037)		1,711,826

Total Investments Before Options Written — 147.0% (Cost — $2,105,465,406)		2,116,773,644

Options Written — (0.0)% (Premiums Received — $64,068)		(10,964)

Total Investments, Net of Options Written — 147.0% (Cost — $2,105,401,338)		2,116,762,680
Liabilities in Excess of Other Assets — (47.0)%		(676,809,125)

Net Assets — 100.0%		$1,439,953,555

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	When-issued security.
(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Perpetual security with no stated maturity date.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Non-income producing security.
(k)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(l)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(m)	Zero-coupon bond.
(n)	Annualized 7-day yield as of period end.

(o)

During the year ended October 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/17	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	9,139,477	(1,235,917)	7,903,560	$7,903,560	$137,025	$32	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	2.37%	05/08/18	Open	$3,806,000	$3,841,781	U.S. Government Sponsored Agency Securities	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	07/16/18	Open	3,007,813	3,025,734	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	07/16/18	Open	3,661,226	3,683,041	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	07/16/18	Open	5,297,906	5,329,473	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	07/16/18	Open	13,062,500	13,140,331	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.55	07/16/18	Open	3,194,125	3,213,631	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.55	07/16/18	Open	4,721,483	4,750,316	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/16/18	Open	7,896,600	7,953,385	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/16/18	Open	2,212,500	2,228,410	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/16/18	Open	5,012,500	5,048,545	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/16/18	Open	4,887,500	4,922,647	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/16/18	Open	7,320,000	7,372,639	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/16/18	Open	4,925,000	4,960,736	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/16/18	Open	2,857,500	2,878,234	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.85	07/16/18	Open	3,717,040	3,746,642	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.85	07/16/18	Open	4,675,000	4,712,231	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.85	07/16/18	Open	4,075,000	4,107,453	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.84	07/17/18	Open	6,957,274	7,010,379	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.84	07/17/18	Open	7,787,100	7,846,539	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	2.84%	07/17/18	Open	$8,083,840	$8,145,544	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/17/18	Open	8,880,000	8,943,280	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/17/18	Open	7,584,500	7,638,548	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/17/18	Open	14,310,000	14,411,975	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/17/18	Open	7,095,188	7,145,749	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/17/18	Open	6,075,000	6,118,291	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/17/18	Open	4,204,688	4,234,651	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/17/18	Open	5,300,000	5,337,768	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/17/18	Open	3,330,000	3,353,730	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/17/18	Open	3,180,113	3,202,774	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/17/18	Open	4,015,125	4,043,737	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/17/18	Open	4,724,775	4,758,444	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/17/18	Open	16,929,000	17,049,638	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/17/18	Open	21,125,880	21,276,425	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/17/18	Open	3,850,000	3,877,436	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/17/18	Open	7,012,500	7,062,472	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.56	07/23/18	Open	5,793,750	5,830,967	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.56	07/23/18	Open	15,274,875	15,372,995	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.56	07/23/18	Open	5,656,313	5,692,646	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.56	07/23/18	Open	4,882,969	4,914,335	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.56	07/23/18	Open	3,086,250	3,106,075	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.56	07/23/18	Open	4,930,750	4,962,423	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.56	07/23/18	Open	6,753,075	6,796,454	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.56	07/23/18	Open	10,128,435	10,193,496	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.56	07/23/18	Open	10,175,000	10,240,360	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.56	07/23/18	Open	9,082,125	9,140,465	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.60	07/23/18	Open	10,137,500	10,203,746	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.60	07/23/18	Open	10,275,000	10,342,144	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.62	07/23/18	Open	10,048,500	10,114,722	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.63	07/23/18	Open	9,749,700	9,814,224	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.45	07/25/18	Open	10,809,094	10,873,903	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.45	07/25/18	Open	9,568,781	9,626,154	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.45	07/25/18	Open	16,184,363	16,281,401	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.45	07/25/18	Open	9,921,625	9,981,113	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.45	07/25/18	Open	14,062,500	14,146,816	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.45	07/25/18	Open	13,299,863	13,379,606	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.45	07/25/18	Open	13,350,000	13,430,044	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/25/18	Open	5,522,250	5,558,731	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/25/18	Open	8,131,000	8,184,714	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.85	07/25/18	Open	4,347,120	4,378,914	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.85	07/25/18	Open	4,617,000	4,650,768	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	07/31/18	Open	5,505,000	5,539,578	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.56	08/20/18	Open	2,840,800	2,853,944	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	09/07/18	Open	332,655	333,293	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.05	09/10/18	Open	1,585,000	1,591,298	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	09/10/18	Open	12,179,213	12,223,294	Capital Trusts	Open/Demand
RBC Capital Markets LLC	2.59	09/10/18	Open	8,840,650	8,872,044	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/10/18	Open	5,703,750	5,724,005	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/10/18	Open	7,230,000	7,255,675	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/10/18	Open	3,595,688	3,608,456	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	0.25	09/11/18	Open	283,150	283,217	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/14/18	Open	6,747,300	6,768,629	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/14/18	Open	9,775,000	9,805,900	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/14/18	Open	4,440,150	4,454,186	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/14/18	Open	10,290,000	10,322,528	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/14/18	Open	9,925,000	9,956,374	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/14/18	Open	12,480,000	12,519,451	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/14/18	Open	14,340,000	14,385,330	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/14/18	Open	5,573,125	5,590,742	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/14/18	Open	5,555,000	5,572,560	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/14/18	Open	11,730,000	11,767,080	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/14/18	Open	1,835,000	1,840,801	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/14/18	Open	10,375,000	10,407,797	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/14/18	Open	11,880,000	11,917,554	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/14/18	Open	17,137,500	17,191,674	Corporate Bonds	Open/Demand

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Bank PLC	1.75%	09/19/18	Open	$1,813,531	$1,816,718	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.00)	09/19/18	Open	877,133	875,610	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.31	09/19/18	Open	1,895,000	1,900,107	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.31	09/19/18	Open	2,964,506	2,972,496	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.31	09/19/18	Open	4,518,750	4,530,928	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	09/19/18	Open	5,022,957	5,036,152	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	09/19/18	Open	2,939,688	2,947,404	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/20/18	Open	6,656,250	6,675,561	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/27/18	Open	1,077,465	1,078,662	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.59	09/27/18	Open	7,700,000	7,717,571	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.80	09/28/18	Open	5,652,923	5,666,552	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.80	09/28/18	Open	5,311,425	5,324,231	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	2.56	09/28/18	Open	7,120,000	7,137,214	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	10/01/18	Open	4,535,781	4,545,741	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	10/01/18	Open	4,700,000	4,710,320	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	10/01/18	Open	4,337,500	4,347,024	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	10/26/18	Open	5,444,000	5,444,907	Capital Trusts	Open/Demand

				$703,308,404	$707,102,433

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
2-Year U.S. Treasury Note	533	12/31/18	$112,280	$(17,296)
5-Year U.S. Treasury Note	385	12/31/18	43,267	(315,305)

				(332,601)

Short Contracts:
10-Year U.S. Treasury Note	1,643	12/19/18	194,593	1,646,889
10-Year U.S. Ultra Long Treasury Note	342	12/19/18	42,787	1,093,653
Long U.S. Treasury Bond	493	12/19/18	68,096	3,085,040
U.S. Ultra Bond	128	12/19/18	19,100	1,125,041

				6,950,623

				$6,618,022

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
iShares Russell 2000 ETF	7,309	11/16/18	USD	166.00	USD	1,097	$32,890
Put
10-Year US Treasury Note	1,849	11/23/18	USD	118.00	USD	218,182	548,922
10-Year US Treasury Note	1,193	11/23/18	USD	117.00	USD	139,581	93,203

							642,125

							$675,015

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ)

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate		Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Put
30-Year Interest Rate Swap, 06/08/49	3.50%	Semi-Annual	3-Month LIBOR, 2.56	%,	Quarterly	JPMorgan Chase Bank N.A.	06/06/19	3.50%	USD	22,700	$490,019
30-Year Interest Rate Swap, 06/08/49	3.50	Semi-Annual	3-Month LIBOR 2.56%		Quarterly	Goldman Sachs Bank USA	06/06/19	3.50	USD	25,330	546,792

											$1,036,811

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
iShares Russell 2000 ETF	7,309	11/16/18	USD	170.00	USD	1,097	$(10,964)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.30.V1	1.00%	Quarterly	06/20/23	BBB+	USD	100,000	$1,705,567	$1,572,884	$132,683

(a)	Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR 2.56%	Quarterly	1.79%	Semi-annual	09/30/19	USD	100,370	$(1,051,715)	$224	$(1,051,939)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	1.00%	Quarterly	Deutsche Bank AG	03/20/19	USD	16,700	$(67,853)	$(5,742)	$(62,111)
Prudential Financial, Inc.	1.00	Quarterly	Citibank N.A.	06/20/21	USD	1,920	(36,013)	14,853	(50,866)
Prudential Financial, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/21	USD	1,155	(21,664)	9,504	(31,168)
Prudential Financial, Inc.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/21	USD	9,500	(178,190)	64,306	(242,496)

							$(303,720)	$82,921	$(386,641)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America Corp.	1.00%	Quarterly	Deutsche Bank AG	03/20/19	A-	USD	16,700	$74,020	$10,237	$63,783
American Tower Corp.	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/21	BBB-	USD	10,000	(25,084)	(219,075)	193,991

								$48,936	$(208,838)	$257,774

(a)	Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$1,573,108	$—	$132,683	$(1,051,939)	$—
OTC Swaps	98,900	(224,817)	257,774	(386,641)	—
Options Written	N/A	N/A	53,104	—	(10,964)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statememts of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$6,950,623	$—	$6,950,623
Options purchased
Investments at value — unaffiliated(b)	—	—	32,890	—	1,678,936	—	1,711,826
Swaps — centrally cleared
Net unrealized appreciation(a)	—	132,683	—	—	—	—	132,683
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	356,674	—	—	—	—	356,674

	$—	$489,357	$32,890	$—	$8,629,559	$—	$9,151,806

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$332,601	$—	$332,601
Options written
Options written at value	—	—	10,964	—		—	10,964
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	1,051,939	—	1,051,939
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	611,458	—	—	—	—	611,458

	$—	$611,458	$10,964	$—	$1,384,540	$—	$2,006,962

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended October 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$10,634,400	$—	$10,634,400
Options purchased(a)	—	—	(335,043)	—	516,364	—	181,321
Options written			120,877				120,877
Swaps	—	235,417	—	—	(409,159)	—	(173,742)

	$—	$235,417	$(214,166)	$—	$10,741,605	$—	$10,762,856

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$5,009,796	$—	$5,009,796
Options purchased(b)	—		(173,474)	—	(11,575)	—	(185,049)
Options written	—	—	53,104	—	—	—	53,104
Swaps	—	242,161	—	—	(948,708)	—	(706,547)

	$—	$242,161	$(120,370)	$—	$4,049,513	$—	$4,171,304

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ)

(a) Options purchased are included in net realized gain (loss) from investments. (b) Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$65,040,246
Average notional value of contracts — short	$394,890,506
Options:
Average value of option contracts purchased	$168,754
Average value of option contracts written	$2,741
Average notional value of swaption contracts purchased	$48,030,000
Credit default swaps:
Average notional value — buy protection	$29,579,755
Average notional value — sell protection	$102,456,250
Interest rate swaps:
Average notional value — receives fixed rate	$131,340,000

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Futures contracts	$1,262,251		$150,844
Options	1,711,826	(a)	10,964
Swaps — Centrally cleared	—		992
Swaps — OTC(b)	356,674		611,458

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,330,751		$774,258
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,937,266)		(162,800)

Total derivative assets and liabilities subject to an MNA	$1,393,485		$611,458

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Citibank N.A.	$14,853	$(14,853)	$—	$—	$—
Deutsche Bank AG	74,020	(67,853)	—	—	6,167
Goldman Sachs Bank USA	546,792	—	—	(300,000)	246,792
Goldman Sachs International	9,504	(9,504)	—	—	—
JPMorgan Chase Bank N.A.	554,325	(242,496)	—	(311,829)	—
Morgan Stanley & Co. International PLC	193,991	(193,991)	—	—	—

	$1,393,485	$(528,697)	$—	$(611,829)	$252,959

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)
Citibank N.A.	$50,866	$(14,853)	$—	$—	$36,013
Deutsche Bank AG	67,853	(67,853)	—	—	—
Goldman Sachs International	31,168	(9,504)	—	—	21,664
JPMorgan Chase Bank N.A.	242,496	(242,496)	—	—	—
Morgan Stanley & Co International PLC	219,075	(193,991)	—	—	25,084

	$611,458	$(528,697)	$—	$—	$82,761

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ)

(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$120,712,408	$3,049,935	$123,762,343
Corporate Bonds	—	1,563,957,769	5,249,823	1,569,207,592
Foreign Agency Obligations	—	32,788,648	—	32,788,648
Municipal Bonds	—	17,200,950	—	17,200,950
Preferred Securities	51,070,581	309,285,629	—	360,356,210
U.S. Government Sponsored Agency Securities	—	3,842,515	—	3,842,515
Short-Term Securities	7,903,560	—	—	7,903,560
Options Purchased:
Equity contracts	32,890	—	—	32,890
Interest rate contracts	642,125	1,036,811	—	1,678,936

	$59,649,156	$2,048,824,730	$8,299,758	$2,116,773,644

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$390,457	$—	$390,457
Interest rate contracts	6,950,623	—	—	6,950,623
Liabilities:
Credit contracts	—	(386,641)	—	(386,641)
Equity contracts	(10,964)	—	—	(10,964)
Interest rate contracts	(332,601)	(1,051,939)	—	(1,384,540)

	$6,607,058	$(1,048,123)	$—	$5,558,935

(a)

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $ 707,102,433 are categorized as Level 2 within the disclosure hierarchy.

During the year ended October 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Total
Assets:
Opening balance, as of October 31, 2017	$7,500,000	$5,007,000	$12,507,000
Transfers into Level 3	—	—	—
Transfers out of Level 3(a)	(7,500,000)	—	(7,500,000)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	(65)	(47,177)	(47,242)
Purchases	3,050,000	290,000	3,340,000
Sales	—	—	—

Closing Balance, as of October 31, 2018	$3,049,935	$5,249,823	$8,299,758

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2018(c)	$(65)	$(47,177)	$(47,242)

(a)

As of October 31, 2017, the Trust used significant unobservable inputs in determining the value of certain investments. As of October 31, 2018, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) October 31, 2018	BlackRock Credit Allocation Income Trust (BTZ)

(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Shares	Value
Common Stocks — 0.2%
Auto Components — 0.0%
Lear Corp.		89	$11,828

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(a)		9,191	533

Hotels, Restaurants & Leisure — 0.0%
Caesars Entertainment Corp.(a)		11,672	100,263

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(a)(b)		6,155	—

Internet Software & Services — 0.1%
New Holdings LLC(a)(b)		365	118,625

Metals & Mining — 0.0%
Ameriforge Group, Inc.(a)		832	49,088

Software — 0.0%
Avaya Holdings Corp.(a)		38	525

Utilities — 0.1%
Texgen LLC(a)(b)		10,393	410,524

Total Common Stocks — 0.2% (Cost — $986,989)			691,386

		Par (000)

Asset-Backed Securities — 6.2%
ALM VII R Ltd., Series 2013-7RA, Class BR, (3 mo. LIBOR US + 2.70%), 5.14%, 10/15/28(c)(d)	USD	250	251,250
AMMC CLO Ltd., Series 2014-15A, Class D, (3 mo. LIBOR US + 4.20%), 6.53%, 12/09/26(c)(d)		250	251,606
Anchorage Capital CLO Ltd., Series 2018-10A, Class A1A, 3.63%, 10/15/31(c)(e)		1,000	1,000,263
Apidos CLO XXX Ltd., Series XXXA, Class A1A, 3.56%, 10/18/31(c)(e)		250	249,836
Ares XLVII CLO Ltd., Series 2018-48A, Class C, 4.14%, 07/20/30(c)(e)		375	371,850
Ares XLVIII CLO, Series 2018-48A, Class D, 5.04%, 07/20/30(c)(e)		250	246,735
Ares XXXIII CLO Ltd., Series 2015-1A, Class A2R, (3 mo. LIBOR US + 1.95%), 4.27%, 12/05/25(c)(d)		300	300,183
Atlas Senior Loan Fund X Ltd., Series 2018-10A, Class B, 3.94%, 01/15/31(c)(e)		500	493,506
Atrium XIV LLC, Series 14A, Class C, 4.26%, 08/23/30(c)(e)		500	497,216
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, 5.49%, 10/15/30(c)(e)		250	250,174
Benefit Street Partners CLO XV Ltd., Series 2018-15A, Class A1, 3.31%, 07/18/31(c)(e)		250	249,715
Carlyle Global Market Strategies CLO Ltd., Series 2015-3A, Class A2R, 4.11%, 07/28/28(c)(e)		500	498,561
Cedar Funding II CLO Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.23%), 3.56%, 06/09/30(c)(d)		500	500,676
CIFC Funding Ltd.(c)(e):
Series 2014-4RA, Class C, 5.66%, 10/17/30(b)		250	250,000
Series 2018-1A, Class B, 3.84%, 04/18/31		375	371,184
Series 2018-1A, Class C, 4.19%, 04/18/31		375	373,350
Series 2018-4A, Class B, 4.53%, 10/17/31		425	422,343
Series 2018-4A, Class D, 8.33%, 10/17/31		300	295,335
Galaxy XVIII CLO Ltd., Series 2018-28A, Class A1, 3.44%, 07/15/31(c)(e)		1,000	996,885
Galaxy XVIII CLO, Ltd., Series 2018-28A, Class D, 5.34%, 07/15/31(c)(e)		500	495,749

Security		Par (000)	Value
Asset-Backed Securities (continued)
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR2, 3.62%, 10/29/29(b)(c)(e)	USD	400	$400,000
GoldentTree Loan Management US CLO Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.20%), 4.67%, 04/20/29(c)(d)		250	250,612
Highbridge Loan Management Ltd., Series 12A-18(c)(e):
Class B, 4.22%, 07/18/31		250	247,593
Class C, 5.12%, 07/18/31		250	242,294
Jay Park CLO Ltd., Series 2016-1A, Class CR, 5.18%, 10/20/27(c)(e)		250	250,000
LCM XVIII LP(c)(e):
Series 18A, Class INC, 1.00%, 04/20/31		1,000	613,128
Series 27A, Class A1, 3.53%, 07/16/31		500	499,003
LCM XXIV Ltd., Series 24A, Class C, (3 mo. LIBOR US + 2.25%), 4.72%, 03/20/30(c)(d)		500	499,615
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class CR, 4.19%, 07/17/30(c)(e)		500	495,013
Octagon Investment Partners XVII Ltd., Series 2013-1A(c)(e):
Class BR2, 3.89%, 01/25/31		350	347,648
Class CR2, 4.19%, 01/25/31		350	345,061
Class ER2, 7.64%, 01/25/31		250	242,471
Palmer Square CLO Ltd.(c):
Series 2013-2A, Class BRR, 4.65%, 10/17/31(b)(e)		700	700,000
Series 2013-2A, Class CRR, 5.65%, 10/17/31(b)(e)		400	400,000
Series 2015-2A, Class A1AR, (3 mo. LIBOR US + 1.27%), 3.74%, 07/20/30(d)		250	250,389
Series 2018-1A, Class A2, 3.89%, 04/18/31(e)		250	246,676
Series 2018-1A, Class B, 4.19%, 04/18/31(e)		250	246,197
Series 2018-1A, Class D, 7.59%, 04/18/31(e)		250	247,809
Rockford Tower CLO Ltd., Series 2018-2A, Class A, 3.59%, 10/20/31(c)(e)		500	498,871
RR 5 Ltd., Series 2018-5A, Class B, 4.68%, 10/15/31(b)(c)(e)		250	249,975
Sound Point Clo XXI Ltd., Series 2018-3A, Class A1A, 3.59%, 10/26/31(c)(e)		750	749,565
TCI-Cent CLO Ltd., Series 2016-1A, Class A2, (3 mo. LIBOR US + 2.20%), 4.71%, 12/21/29(c)(d)		250	250,821
TICP CLO VI Ltd., Series 2016-5A, Class ER, 8.20%, 07/17/31(c)(e)		500	491,391
TICP CLO XI Ltd., Series 2018-11A, Class A, 3.62%, 10/20/31(c)(e)		500	499,735
Treman Park CLO Ltd., Series 2015-1A(c):
Class D, (3 mo. LIBOR US + 3.86%), 6.33%, 04/20/27(d)		700	702,147
Class DRR, 1.00%, 10/20/28(b)(e)(f)		700	700,000
Voya CLO Ltd., Series 2014-4A, Class BR2, 4.53%, 07/14/31(c)(e)		400	398,214
Webster Park CLO Ltd., Series 2015-1A, Class CR, 5.37%, 07/20/30(c)(e)		250	249,501
York CLO 1 Ltd., Series 2014-1A(c)(e):
Class ARR, 3.29%, 10/22/29		1,000	998,353
Class BRR, 3.82%, 10/22/29		300	299,734

Total Asset-Backed Securities — 6.2% (Cost — $21,205,743)			20,978,233

Corporate Bonds — 3.1%
Aerospace & Defense — 0.2%
Bombardier, Inc., 7.50%, 03/15/25(c)		713	712,786

Capital Markets — 0.3%
Blackstone CQP Holdco LP(c):
6.50%, 03/20/21		941	943,190
6.00%, 08/18/21		153	152,799

			1,095,989

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) October 31, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Chemicals — 0.3%
Chemours Co., 6.63%, 05/15/23	USD	175	$178,938
Momentive Performance Materials, Inc., 3.88%, 10/24/21		665	713,212

			892,150
Diversified Consumer Services — 0.4%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(c)		1,251	1,321,932

Diversified Telecommunication Services — 0.1%
Level 3 Financing, Inc., 6.13%, 01/15/21		337	337,843

Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/01/20(b)(c)(g)		654	—

Equity Real Estate Investment Trusts (REITs) — 0.0%
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		29	31,331

Health Care Providers & Services — 0.1%
NVA Holdings, Inc., 6.88%, 04/01/26(c)		188	185,650

Health Care Services — 0.0%
Aveta Inc. Escrow, 7.00%, 04/01/19(b)(c)		827	—

Hotels, Restaurants & Leisure — 0.2%
New Red Finance, Inc., 5.00%, 10/15/25(c)		600	562,500

Household Products — 0.0%
Berkline Benchcraft LLC, 4.50%, 06/01/19(b)(g)		400	—

Media — 0.3%
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		602	611,150
Series B, 7.63%, 03/15/20		335	334,581
CSC Holdings LLC, 10.88%, 10/15/25(c)		65	74,994

			1,020,725
Metals & Mining — 0.2%
Freeport-McMoRan, Inc.:
3.10%, 03/15/20		350	344,312
3.88%, 03/15/23		375	346,875

			691,187
Oil, Gas & Consumable Fuels — 0.7%
CNX Resources Corp., 5.88%, 04/15/22		1,380	1,354,994
CONSOL Energy, Inc., 11.00%, 11/15/25(c)		605	679,113
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(c)		540	513,000

			2,547,107
Software — 0.3%
Infor US, Inc., 6.50%, 05/15/22		720	718,200
Informatica LLC, 7.13%, 07/15/23(c)		405	413,226

			1,131,426
Total Corporate Bonds — 3.1% (Cost — $10,642,552)			10,530,626

Floating Rate Loan Interests (d) — 133.5%

Aerospace & Defense — 1.4%
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.30%, 08/18/24		2,194	2,185,380
DAE Aviation Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.05%, 07/07/22		312	312,609
TransDigm, Inc., 2018 Term Loan F, (1 mo. LIBOR + 2.50%), 4.80%, 06/09/23		2,042	2,030,816
WP CPP Holdings LLC, 2018 Term Loan, (1 mo. LIBOR + 3.75%), 6.28%, 04/30/25		246	246,718

			4,775,523

Security		Par (000)	Value
Air Freight & Logistics — 0.2%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, (1 mo. LIBOR + 2.00%), 4.28%, 01/15/25	USD	397	$396,086
XPO Logistics, Inc., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 4.51%, 02/24/25		163	163,030

			559,116
Auto Components — 0.3%
GPX International Tire Corp., Term Loan(b)(g):
12.25%, 12/31/49		274	—
PIK, 0.13%, 12/31/49(h)		5	—
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.39%, 05/16/24		976	969,970

			969,970
Auto Parts — 0.1%
Mavis Tire Express Services Corp.(b):
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.53%, 03/20/25		273	236,848
2018 Delayed Draw Term Loan, (3 mo. LIBOR + 3.25%), 1.25%, 03/20/25		44	6,170

			243,018
Automobiles — 0.3%
CH Hold Corp.:
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.30%, 02/01/24		783	782,762
2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.55%, 02/01/25(b)		150	150,750

			933,512
Banks — 0.3%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.78%, 11/01/24		997	993,105

Beverages — 0.1%
Jacobs Douwe Egberts International BV, 2018 USD Term Loan B, 10/18/25(i)		500	499,935

Building Materials — 0.3%
Allied Universal HoldCo LLC, 2015 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.14%, 07/28/22		510	505,211
USAGM HoldCo LLC, 2015 2nd Lien Term Loan, (2 mo. LIBOR + 8.50%, 1.00% Floor), 10.79%, 07/28/23		395	389,569

			894,780
Building Products — 1.2%
Continental Building Products LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.25%), 4.55%, 08/18/23		239	238,555
CPG International, Inc., 2017 Term Loan, (6 mo. LIBOR + 3.75%, 1.00% Floor), 6.25%, 05/05/24		885	886,408
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%), 4.39%, 12/14/24		737	734,314
Reece Ltd., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.40%, 07/02/25(b)		618	619,223
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.64%, 12/19/23		1,612	1,608,823

			4,087,323
Capital Markets — 1.6%
Duff & Phelps Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.55%, 02/13/25		527	526,253
EIG Management Co. LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%), 6.06%, 02/22/25(b)		1,043	1,042,829
Fortress Investment Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.30%, 12/27/22		822	820,718
Greenhill & Co., Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.05%, 10/12/22		934	938,092

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Capital Markets (continued)
GreenSky Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.56%, 03/31/25(b)	USD	657	$658,342
RPI Finance Trust, Term Loan B6, (3 mo. LIBOR + 2.00%), 4.39%, 03/27/23		1,608	1,607,933

			5,594,167
Chemicals — 5.4%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.39%, 01/31/24		1,956	1,954,527
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 4.14%, 06/01/24		2,182	2,175,090
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.05%, 05/16/24		884	881,789
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 4.05%, 04/03/25		552	549,866
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.80%, 06/28/24		377	378,093
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.55%, 11/07/24		637	638,125
Evergreen Acqco 1 LP, Term Loan, (3 mo. LIBOR + 3.75%), 6.22%, 07/09/19		269	259,568
Invictus US LLC:
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.30%, 03/28/25		1,006	1,009,378
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 9.05%, 03/25/26(b)		265	263,013
MacDermid, Inc.:
Term Loan B6, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.30%, 06/07/23		800	800,010
Term Loan B7, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.80%, 06/07/20		1,178	1,178,378
Messer Industries LLC, 2018 USD Term Loan, 10/01/25(i)		2,626	2,625,343
Oxea Holding Drei GmbH, 2017 Term Loan B2, (3 mo. LIBOR + 3.50%), 5.94%, 10/11/24(b)		2,243	2,248,739
PQ Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 5.03%, 02/08/25		1,679	1,676,348
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.25%), 5.51%, 10/01/25		785	782,056
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.19%, 08/07/20		254	252,957
Vectra Co., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.55%, 03/08/25		683	681,292

			18,354,572
Commercial Services & Supplies — 8.2%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 4.46%, 11/10/23		1,909	1,907,528
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 4.05%, 03/11/25		168	168,439
Asurion LLC:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.80%, 08/04/25		1,406	1,442,204
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 5.30%, 08/04/22		1,167	1,168,411
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 5.30%, 11/03/23		1,838	1,838,852
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 5.30%, 11/03/24		721	721,582
Camelot UK Holdco Ltd., 2017 Repriced Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.55%, 10/03/23		1,086	1,084,542
Catalent Pharma Solutions, Inc., Term Loan B, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.55%, 05/20/24		1,408	1,412,586

Security		Par (000)	Value
Commercial Services & Supplies (continued)
Creative Artists Agency LLC, 2018 Term Loan B, (Prime + 3.00%), 5.29%, 02/15/24	USD	1,870	$1,872,406
Dealer Tire LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.62%, 12/22/21		510	506,655
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 6.14%, 05/09/25		358	360,119
Garda World Security Corp., 2017 Term Loan, (PRIME + 3.50%), 5.82%, 05/24/24		561	562,643
GFL Environmental Inc.:
2018 Term Loan, 7.00%, 05/30/25		77	76,155
2018 USD Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.14%, 05/30/25		1,937	1,905,145
Harland Clarke Holdings Corp., Term Loan, (3 mo. LIBOR + 4.75%, 1.00% Floor), 7.14%, 11/03/23		560	523,333
KAR Auction Services, Inc., Term Loan B5, (3 mo. LIBOR + 2.50%), 4.94%, 03/09/23		1,538	1,538,910
Multi Color Corporation, 2017 Term Loan B, 10/31/24(i)		470	470,748
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.05%, 05/02/22		1,700	1,698,999
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.80%, 08/27/25		3,895	3,922,984
West Corp., 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.53%, 10/10/24		2,049	2,037,517
Wrangler Buyer Corp., Term Loan B, (3 mo. LIBOR + 2.75%), 5.01%, 09/27/24		2,428	2,428,383

			27,648,141
Communications Equipment — 1.1%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.30%, 11/21/24		1,986	1,998,764
Avaya, Inc.:
2018 Term Loan B, (1 mo. LIBOR + 4.25%), 6.53%, 12/15/24		895	897,694
Exit Term Loan B, 05/29/20(i)		152	—
Ciena Corp., 2018 Term Loan B, 09/26/25(i)		332	332,209
CommScope, Inc., Term Loan B5, (1 mo. LIBOR + 2.00%), 4.30%, 12/29/22		218	218,249
Securus Technologies Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.80%, 11/01/24		180	180,147

			3,627,063
Construction & Engineering — 2.1%
AECOM, Term Loan B, (1 mo. LIBOR + 1.75%), 4.05%, 03/13/25		447	446,717
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.73%, 06/21/24		4,025	4,038,888
Engility Corp., Term Loan B1, (1 mo. LIBOR + 2.25%), 4.55%, 08/12/20		115	114,684
Pike Corp., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.81%, 03/23/25		680	683,249
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.55%, 05/23/25		1,419	1,386,986
USIC Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.55%, 12/08/23		563	563,645

			7,234,169
Construction Materials — 1.5%
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.32%, 08/01/24(b)		1,693	1,690,784
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.30%, 03/29/25		3,010	3,020,620

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) October 31, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Construction Materials (continued)
GYP Holdings III Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.05%, 06/01/25	USD	481	$473,431

			5,184,835
Consumer Finance — 1.2%
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.75%), 6.05%, 10/01/25		4,156	4,110,991

Containers & Packaging — 1.5%
Berry Global, Inc., Term Loan Q, (1 mo. LIBOR + 2.00%), 4.28%, 10/01/22		2,723	2,720,561
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.66%, 04/03/24		1,089	1,082,176
Flex Acquisition Co., Inc., 2018 Incremental Term Loan, (1 mo. LIBOR + 3.25%), 5.51%, 06/29/25		1,130	1,130,778

			4,933,515
Distributors — 1.1%
American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.30%, 10/31/23		1,769	1,749,043
TriMark USA LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.81%, 08/28/24		2,020	1,946,063

			3,695,106
Diversified Consumer Services — 4.5%
AI Aqua Merger Sub, Inc., 2017 Incremental Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.55%, 12/13/23		1,277	1,271,519
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.30%, 07/12/24		708	708,296
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (PRIME + 0.75%), 4.05%, 11/07/23		1,980	1,979,611
CHG PPC Parent LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.05%, 03/31/25(b)		429	427,316
Equian LLC, Add on Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.54%, 05/20/24		1,366	1,365,552
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 6.14%, 07/12/25		859	860,615
J.D. Power and Associates, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.05%, 09/07/23		853	856,466
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.53%, 05/15/24		1,036	1,030,850
Serta Simmons Bedding LLC:
1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.77%, 11/08/23		1,704	1,533,133
2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 10.28%, 11/08/24		591	457,325
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.80%, 11/08/23		589	591,525
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.69%, 11/14/22		1,106	1,106,149
Uber Technologies, 2018 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.28%, 04/04/25		798	797,338
Wand Intermediate I LP, 2017 1st Lien Term Loan, (2 mo. LIBOR + 3.00%, 1.00% Floor), 5.39%, 09/17/21		778	778,998
Weight Watchers International, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.75%), 7.15%, 11/29/24		1,655	1,662,760

			15,427,453
Diversified Financial Services — 2.3%
AL Alpine AT Bidco GmbH, 2018 Term Loan B, 09/30/25(b)(i)		433	433,000

Security		Par (000)	Value
Diversified Financial Services (continued)
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.05%, 04/04/24	USD	2,475	$2,475,381
CRCI Holdings Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.78%, 08/08/25		449	450,122
Edelman Financial Center LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 5.69%, 07/21/25		482	483,509
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 6.39%, 02/07/25		1,131	1,130,288
Global Business Travel Holdings Limited, 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.84%, 07/20/25		260	260,975
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.81%, 07/03/24		1,010	1,014,311
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.80%, 09/06/25		634	633,207
Oryx Southern Delaware Holdings LLC, Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.55%, 02/28/25		428	421,621
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (2 mo. LIBOR + 4.25%), 6.77%, 07/30/25(b)		449	449,000

			7,751,414
Diversified Telecommunication Services — 4.7%
CenturyLink, Inc.:
2017 Term Loan A, (1 mo. LIBOR + 2.75%), 5.05%, 11/01/22		379	377,747
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 5.05%, 01/31/25		1,775	1,754,472
Consolidated Communications, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.31%, 10/04/23		254	249,949
Frontier Communications Corp., Delayed Draw Term Loan A, (1 mo. LIBOR + 2.75%), 5.06%, 03/31/21		1,590	1,540,630
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.30%, 05/16/24		918	916,538
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.53%, 02/22/24		1,753	1,754,078
MTN Infrastructure TopCo, Inc, 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.30%, 11/15/24		1,185	1,184,629
Sprint Communications, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.50%), 4.81%, 02/02/24		1,758	1,756,572
TDC A/S, Term Loan, (EURIBOR + 3.50%), 3.50%, 05/31/25	EUR	820	931,817
Telenet Financing USD LLC, Term Loan AN, (1 mo. LIBOR + 2.25%), 4.53%, 08/15/26	USD	2,640	2,630,100
Telesat Canada, Term Loan B4, (3 mo. LIBOR + 2.50%), 4.89%, 11/17/23		501	501,180
Virgin Media Investment Holdings Ltd., Term Loan L, (LIBOR — GBP + 3.25%), 3.97%, 01/15/27	GBP	600	765,003
Zayo Group LLC:
2017 Incremental Term Loan, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.55%, 01/19/24	USD	175	175,082
2017 Term Loan B1, (1 mo. LIBOR + 2.00%), 4.30%, 01/19/21		1,448	1,448,229

			15,986,026
Electric Utilities — 1.1%
Dayton Power & Light Co., Term Loan B, (1 mo. LIBOR + 2.00%), 4.31%, 08/24/22		316	315,618
TEX Operations Co. LLC, Exit Term Loan B, (1 mo. LIBOR + 2.00%), 4.30%, 08/04/23		1,245	1,241,507
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 5.03%, 11/10/18(b)		1,050	—

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Electric Utilities (continued)
Vistra Energy Corp., 1st Lien Term Loan B3, (1 mo. LIBOR + 2.00%), 4.29%, 12/31/25	USD	1,920	$1,913,198
Vistra Operations Co. LLC, 2016 Term Loan B2, (1 mo. LIBOR + 2.25%), 4.55%, 12/14/23		224	224,427

			3,694,750
Electrical Equipment — 1.0%
EXC Holdings III Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.89%, 12/02/24(b)		571	572,114
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.05%, 04/01/24		2,438	2,439,749
MLN US HoldCo LLC, 2018 1st Lien Term Loan, 07/11/25(i)		524	527,013

			3,538,876
Energy Equipment & Services — 1.1%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.28%, 03/01/24		999	930,608
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.80%, 02/12/25(b)		1,101	1,101,062
Ocean Rig UDW, Inc., Term Loan, (Fixed + 8.00%), 8.00%, 09/20/24		63	65,981
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 10.03%, 11/08/22(b)		520	529,100
Seadrill Partners Finco LLC, Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 8.39%, 02/21/21		382	353,358
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 1.43%), 3.73%, 07/13/20(b)		711	689,379

			3,669,488
Equity Real Estate Investment Trusts (REITs) — 2.3%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.81%, 03/24/24		466	465,850
Iron Mountain, Inc., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 4.05%, 01/02/26		519	510,787
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.30%, 03/21/25		2,810	2,799,688
RHP Hotel Properties LP, 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.44%, 05/11/24		827	825,745
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 4.28%, 12/20/24		3,293	3,282,885

			7,884,955
Food & Staples Retailing — 1.2%
Albertsons LLC:
2017 Term Loan B4, (1 mo. LIBOR + 2.75%), 5.05%, 08/25/21		516	515,425
Term Loan B7, 10/29/25(i)		720	714,380
Hearthside Food Solutions LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.30%, 05/23/25		358	350,917
Hostess Brands LLC, 2017 Repriced Term Loan, (3 mo. LIBOR + 2.25%), 4.69%, 08/03/22		1,487	1,478,019
US Foods, Inc., 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 4.30%, 06/27/23		983	980,584

			4,039,325
Food Products — 2.2%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 6.01%, 10/01/25		353	355,647
CFSP Acquisition Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.29%, 03/20/25		330	325,598

Security		Par (000)	Value
Food Products (continued)
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.80%, 10/10/23	USD	2,009	$1,960,255
JBS USA LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.84%, 10/30/22		3,084	3,082,366
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 5.05%, 02/05/23		1,690	1,690,110

			7,413,976
Gas Utilities — 0.3%
AL Midcoast Holdings LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.50%), 7.89%, 07/31/25		880	877,770

Health Care Equipment & Supplies — 3.4%
CryoLife, Inc., Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.64%, 12/02/24		1,121	1,125,035
DJO Finance LLC, 2015 Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.60%, 06/08/20		4,031	4,021,758
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.39%, 06/15/21		2,183	2,215,332
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 5.14%, 09/24/24		893	880,509
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.54%, 06/30/25		3,279	3,266,746

			11,509,380
Health Care Providers & Services — 7.5%
Acadia Healthcare Co., Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 2.50%), 4.80%, 02/11/22		276	276,596
2018 Term Loan B4, (1 mo. LIBOR + 2.50%), 4.80%, 02/16/23		1,258	1,259,413
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.80%, 06/30/25		507	508,473
Auris Luxembourg III Sarl, 2017 Term Loan B7, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.39%, 01/17/22(b)		1,479	1,477,224
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.45%, 06/07/23		2,068	2,073,128
Concentra Inc.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 5.03%, 06/01/22		1,164	1,165,455
2018 2nd Lien Term Loan, 06/01/23(i)		850	858,500
DaVita HealthCare Partners, Inc., Term Loan B, (1 mo. LIBOR + 2.75%), 5.05%, 06/24/21		506	506,582
DentalCorp Perfect Smile ULC(b):
1st Lien Delayed Draw Term Loan, (1 mo. LIBOR + 3.75%), 4.52%, 06/06/25		133	44,705
1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.05%, 06/06/25		530	531,866
Diplomat Pharmacy, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.81%, 12/20/24		614	615,534
DuPage Medical Group Ltd.:
2018 Term Loan, (1 mo. LIBOR + 2.75%), 5.05%, 08/15/24		526	521,758
2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 9.28%, 08/15/25(b)		245	245,000
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.05%, 10/10/25		2,216	2,168,223
Explorer Holdings, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.14%, 05/02/23		657	657,017
Gentiva Health Services, Inc.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.06%, 07/02/25(b)		669	671,603

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) October 31, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Health Care Providers & Services (continued)
2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 9.31%, 07/02/26	USD	164	$167,099
HC Group Holdings III, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 6.05%, 04/07/22		868	869,111
HCA, Inc.:
2018 Term Loan B10, (1 mo. LIBOR + 2.00%), 4.30%, 03/13/25		592	594,245
Term Loan B11, (1 mo. LIBOR + 1.75%), 4.05%, 03/18/23		1,387	1,391,486
Lifescan Global Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 6.00%), 8.40%, 09/27/24		221	215,568
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.14%, 06/07/23		1,884	1,877,338
National Mentor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.00%), 5.39%, 01/31/21		290	290,232
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.80%, 10/20/22		1,093	1,095,489
NVA Holdings, Inc., Term Loan B3, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.05%, 02/02/25(b)		1,112	1,100,574
ScribeAmerica Intermediate Holdco LLC, 2018 Term Loan, 04/03/25(i)		643	638,981
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.05%, 02/06/24		1,164	1,098,713
Universal Health Services, Inc., Term Loan B, 10/18/25(b)(i)		285	285,538
Universal Hospital Services, Inc., Term Loan, 10/18/25(b)(i)		452	454,260
Vizient, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.05%, 02/13/23		377	378,209
WP CityMD Bidco LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.89%, 06/07/24		644	643,449
Zotec Partners, LLC, 2018 Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.28%, 02/14/24(b)		746	745,563

			25,426,932
Health Care Services — 0.2%
Sound Inpatient Physicians:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.30%, 06/27/25		431	432,670
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 9.05%, 06/26/26		234	234,000

			666,670
Health Care Technology — 1.0%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.05%, 03/01/24		1,518	1,515,286
GoodRx, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 5.28%, 10/10/25		354	355,476
Press Ganey Holdings, Inc.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 5.05%, 10/23/23		1,174	1,174,011
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.80%, 10/21/24(b)		139	140,023
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%), 4.39%, 03/07/24		306	306,940

			3,491,736
Hotels, Restaurants & Leisure — 8.1%
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 4.22%, 10/19/24		806	802,634
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 4.47%, 09/15/23		1,126	1,126,216

Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Bronco Midstream Funding LLC, Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.78%, 08/14/23	USD	399	$398,798
Burger King Newco Unlimited Liability Co., Term Loan B3, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.55%, 02/16/24		4,419	4,400,523
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 5.05%, 12/22/24		2,712	2,712,123
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.55%, 08/08/21		987	987,455
CEC Entertainment, Inc., Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.55%, 02/14/21		355	338,232
ESH Hospitality, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.30%, 08/30/23		1,869	1,865,188
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.30%, 11/30/23		138	137,476
Gateway Casinos & Entertainment Limited, 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.39%, 12/01/23		95	94,910
GVC Holdings PLC, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.80%, 03/29/24		577	578,254
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 1.75%), 4.03%, 10/25/23		962	962,905
IRB Holding Corp., 1st Lien Term Loan, (2 mo. LIBOR + 3.25%, 1.00% Floor), 5.46%, 02/05/25		1,730	1,725,003
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 4.04%, 04/03/25		882	881,195
Lakeland Tours LLC, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.33%, 12/15/24		648	649,898
Marriott Ownership Resorts, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.55%, 08/29/25		756	757,890
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, 10/15/25(i)		370	370,925
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.05%, 04/29/24		880	866,807
Sabre GLBL, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.30%, 02/22/24		1,554	1,552,353
Scientific Games International, Inc., 2018 Term Loan B5, (2 mo. LIBOR + 2.75%), 5.05%, 08/14/24		1,482	1,466,861
Stars Group Holdings BV, 2018 Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.89%, 07/10/25		3,928	3,942,336
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 4.05%, 05/30/25		970	968,991

			27,586,973
Household Products — 1.1%
Energizer Holdings, Inc., 2018 Term Loan B, 06/20/25(i)		435	435,274
Mastronardi Produce Ltd., Term Loan B, (1 mo. LIBOR + 3.25%), 5.51%, 05/01/25		359	360,896
SIWF Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.54%, 06/15/25(b)		539	538,650
Spectrum Brands, Inc., 2017 Term Loan B, (2 mo. LIBOR + 2.00%), 4.35%, 06/23/22		2,328	2,327,044

			3,661,864
Independent Power and Renewable Electricity Producers — 1.8%
AES Corp., 2018 Term Loan B, (3 mo. LIBOR + 1.75%), 4.07%, 05/31/22		645	644,724
Aria Energy Operating LLC, Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.80%, 05/27/22(b)		665	664,616
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.80%, 01/15/25		769	768,016
Calpine Corp., Term Loan B6, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.89%, 01/15/23		1,120	1,117,859

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Independent Power and Renewable Electricity Producers (continued)
Compass Power Generation LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.80%, 12/20/24	USD	723	$726,455
EIF Channelview Cogeneration LLC, 2018 Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.56%, 05/03/25		274	275,277
Granite Acquisition, Inc.:
Term Loan B, (3 mo. LIBOR + 3.50%), 5.90%, 12/19/21		1,257	1,258,941
Term Loan C, (3 mo. LIBOR + 3.50%), 5.89%, 12/19/21		166	165,977
Terra-Gen Finance Co. LLC, Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.56%, 12/09/21(b)		607	507,148

			6,129,013
Industrial Conglomerates — 1.0%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.31%, 11/30/23		2,469	2,440,865
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.41%, 11/28/21		948	935,063

			3,375,928
Insurance — 3.2%
Achilles Acquisition LLC, 2018 Term Loan, (1 mo. LIBOR + 4.00%), 6.31%, 10/03/25(b)		505	507,525
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.28%, 05/09/25		1,830	1,827,651
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.05%, 01/25/24		1,622	1,623,171
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.25%), 5.55%, 10/22/24		964	960,414
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.30%, 12/02/24		1,127	1,123,534
Hub International Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 5.49%, 04/25/25		989	986,116
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, (1 mo. LIBOR + 2.75%,, 1.00% Floor), 5.05%, 03/01/21		1,870	1,869,062
2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 1.00% Floor), 8.05%, 02/28/22		1,595	1,595,000
Stratose Intermediate Holdings II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.55%, 06/22/23		509	510,157

			11,002,630
Internet & Direct Marketing Retail — 0.3%
Harbor Freight Tools USA, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.80%, 08/18/23		892	876,182

Internet Software & Services — 2.1%
Go Daddy Operating Co. LLC, 2017 Repriced Term Loan, (1 mo. LIBOR + 2.25%), 4.55%, 02/15/24		2,287	2,289,011
Inmar Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.80%, 05/01/24		642	643,749
Intralinks, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.00%), 6.31%, 11/14/24		658	658,695
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.35%, 11/03/23		1,520	1,472,723
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.05%, 05/06/24		845	828,785
ZPG PLC, 2018 Term Loan B, (LIB-GBP, 4.75%), 5.47%, 06/30/25	GBP	1,000	1,278,839

			7,171,802

Security		Par (000)	Value
IT Services — 6.2%
Access CIG LLC:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.05%, 02/27/25	USD	323	$323,710
2018 2nd Lien Incremental Term Loan, (1 mo. LIBOR + 7.75%), 10.05%, 02/27/26		10	10,000
2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 10.05%, 02/27/26		140	140,209
2018 Incremental Term Loan, (1 mo. LIBOR + 3.75%), 6.05%, 02/27/25		45	44,853
Altran Technologies SA, 1st Lien Term Loan, (3 mo. LIBOR + 2.25%), 4.59%, 03/20/25		413	412,719
Blackhawk Network Holdings, Inc, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 5.39%, 06/15/25		1,011	1,011,720
First Data Corp., 2024 Term Loan, (1 mo. LIBOR + 2.00%), 4.29%, 04/26/24		4,952	4,922,850
Flexential Intermediate Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 5.89%, 08/01/24		832	818,086
Global Payments Inc.(i):
2018 Term Loan B3, 04/21/23		525	524,344
2018 Term Loan B4, 10/10/25		175	174,454
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.80%, 12/01/23		1,370	1,374,908
Optiv Security, Inc.:
1st Lien Term Loan, (1 mo. LIBOR + 3.25%,, 1.00% Floor), 5.55%, 02/01/24		1,320	1,278,991
2nd Lien Term Loan, (1 mo. LIBOR + 7.25%,, 1.00% Floor), 9.55%, 02/01/25		371	356,583
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.59%, 08/01/25		995	973,856
TKC Holdings, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.06%, 02/01/23		1,407	1,406,187
2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.00%), 10.31%, 02/01/24		985	981,306
Trans Union LLC:
2018 Term Loan B4, (1 mo. LIBOR + 2.00%), 4.30%, 06/19/25		11	10,943
Term Loan B3, (1 mo. LIBOR + 2.00%), 4.30%, 04/10/23		3,241	3,233,561
Vantiv LLC, 2018 1st Lien Term Loan B3, (1 mo. LIBOR + 1.75%), 4.03%, 10/14/23		545	543,370
WEX, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.25%), 4.55%, 06/30/23		2,397	2,398,651

			20,941,301
Leisure Products — 0.2%
MND Holdings III Corp, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.89%, 06/19/24(b)		637	638,902

Life Sciences Tools & Services — 0.2%
Albany Molecular Research, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.55%, 08/30/24		340	340,049
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 1.00% Floor), 9.30%, 08/30/25		240	240,199

			580,248
Machinery — 2.3%
Clark Equipment Co., 2018 Term Loan B, (3 mo. LIBOR + 2.00%), 4.38%, 05/18/24		544	542,392
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.89%, 01/31/24(b)		111	111,431
CPM Holdings, Inc., 2018 1st Lien Term Loan, 10/24/25(i)		295	295,982

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) October 31, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Machinery (continued)
Gardner Denver, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 5.05%, 07/30/24	USD	1,350	$1,351,925
Hayward Industries, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.79%, 08/05/24		996	996,884
Infiltrator Systems, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.39%, 05/27/22		1,195	1,197,741
Tecomet, Inc., 2017 Repriced Term Loan, (PRIME + 3.50%), 5.78%, 05/01/24		992	992,305
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.30%, 03/28/25		1,897	1,784,127
Welbilt, Inc., 2018 Term Loan B, 10/11/25(b)(i)		636	634,410

			7,907,197
Media — 11.1%
Altice Financing SA:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 5.04%, 01/31/26		427	416,016
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 5.04%, 07/15/25		166	161,571
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 2.75%), 6.28%, 08/14/26		3,270	3,198,485
Altice US Finance I Corp., 2017 Term Loan, (1 mo. LIBOR + 2.25%), 4.55%, 07/28/25		1,814	1,809,855
Charter Communications Operating LLC:
2017 Term Loan A2, (1 mo. LIBOR + 1.50%), 3.81%, 03/31/23		1,706	1,704,668
2017 Term Loan B, (1 mo. LIBOR + 2.00%), 4.31%, 04/30/25		3,095	3,094,250
CSC Holdings LLC:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 4.53%, 07/17/25		2,145	2,138,482
2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.78%, 01/25/26		1,040	1,037,498
Getty Images, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.80%, 10/18/19		251	247,385
Gray Television, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 4.52%, 02/07/24		371	370,671
Hubbard Radio LLC, 2015 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.31%, 03/28/25		136	135,664
iHeartCommunications, Inc.(g):
Extended Term Loan E, 9.74%, 07/30/19		315	226,362
Term Loan D, 8.99%, 01/30/19		2,569	1,850,173
Intelsat Jackson Holdings SA, 2017 Term Loan B4, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.79%, 01/02/24		1,123	1,161,995
Learfield Communications LLC(b):
2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.56%, 12/01/23		1,153	1,152,664
2017 1st Lien Term Loan, 12/01/23(i)		387	386,355
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.55%, 03/24/25		746	742,865
Live Nation Entertainment, Inc., Term Loan B3, (1 mo. LIBOR + 1.75%), 4.06%, 10/31/23		290	290,100
MCC Iowa LLC, Term Loan N, (1 Week LIBOR + 1.75%), 3.97%, 02/15/24		490	488,266
Meredith Corporation, Term Loan B, (1 mo. LIBOR + 2.75%), 5.05%, 01/31/25		676	674,732
MH Sub I LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.03%, 09/13/24		516	517,380
Mission Broadcasting, Inc., 2018 Term Loan B3, 01/17/24(i)		179	179,109
Nexstar Broadcasting, Inc., 2018 Term Loan B3, 01/17/24(i)		1,121	1,119,656
Numericable Group SA, Term Loan B12, (1 mo. LIBOR + 3.00%), 5.97%, 01/31/26		335	325,907

Security		Par (000)	Value
Media (continued)
PSAV Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.57%, 03/01/25	USD	631	$626,066
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.30%, 02/01/24		625	620,115
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%), 4.56%, 01/03/24		623	623,919
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.29%, 09/28/23		1,859	1,854,448
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.00%), 5.30%, 01/27/24		2,255	2,259,104
Unitymedia Finance LLC:
Term Loan B, (1 mo. LIBOR + 2.25%), 4.53%, 09/30/25		1,245	1,242,983
USD Term Loan D, (1 mo. LIBOR + 2.25%), 4.53%, 01/15/26		225	224,564
Unitymedia Hessen GmbH & Co. KG, 2018 Term Loan E, (1 mo. LIBOR + 2.00%), 4.28%, 06/01/23		599	597,595
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.05%, 03/15/24		728	698,312
Virgin Media Bristol LLC, 2017 Term Loan, (1 mo. LIBOR + 2.50%), 4.78%, 01/15/26		2,416	2,413,222
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 5.28%, 05/18/25		1,534	1,530,444
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.78%, 04/15/25		1,646	1,613,170

			37,734,051
Metals & Mining — 0.3%
AMG Advanced Metallurgical Group NV, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.29%, 02/01/25		588	588,434
Ball Metalpack LLC, 2018 1st Lien Term Loan B, 6.80%, 07/24/25		439	441,095
Preferred Proppants LLC, Term Loan B2, (3 mo. LIBOR + 7.75%), 10.14%, 07/27/20(b)		135	81,006

			1,110,535
Multiline Retail — 0.8%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.31%, 08/04/24		599	598,698
Hudson’s Bay Co., 2015 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.54%, 09/30/22		1,361	1,331,923
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.53%, 10/25/20		743	675,849

			2,606,470
Oil & Gas Equipment & Services — 0.5%
Kestrel Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 6.56%, 06/02/25		748	752,487
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.30%, 05/10/25		978	964,493

			1,716,980
Oil, Gas & Consumable Fuels — 3.1%
BCP Raptor II LLC, 1st Lien Term Loan, 11/03/25(b)(i)		733	727,503
BCP Raptor LLC, Term Loan B, (2 mo. LIBOR + 4.25%, 1.00% Floor), 6.64%, 06/24/24		823	810,693
California Resources Corp.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 7.04%, 12/31/22		1,492	1,511,888
Second Out Term Loan, (1 mo. LIBOR + 10.37%, 1.00% Floor), 12.67%, 12/31/21		1,327	1,476,815
CONSOL Energy, Inc.:
1st Lien Term Loan A, (1 mo. LIBOR + 4.25%), 6.56%, 11/26/21(b)		181	180,688

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
1st Lien Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.31%, 11/28/22	USD	1,306	$1,334,644
EG Group Ltd., 2018 USD Term Loan B, (3 mo. LIBOR + 4.00%), 6.39%, 02/07/25		493	492,402
EWT Holdings III Corp., 2017 Repriced Term Loan, (1 mo. LIBOR + 3.00%), 5.30%, 12/20/24		481	479,468
Keane Group Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.06%, 05/25/25		699	680,867
Lucid Energy Group II LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.28%, 02/17/25		1,035	1,016,049
Medallion Midland Acquisition LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.55%, 10/30/24		327	324,450
MEG Energy Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.81%, 12/31/23		260	260,661
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.54%, 09/29/25		453	455,831
Woodford Express LLC, 2018 Term Loan B, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.30%, 01/17/25		920	910,021

			10,661,980
Personal Products — 0.8%
Clover Merger Sub, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.80%, 09/26/24		1,248	1,192,334
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 10.05%, 09/26/25		875	776,195
Prestige Brands, Inc., Term Loan B4, (1 mo. LIBOR + 2.00%), 4.30%, 01/26/24		595	595,664

			2,564,193
Pharmaceuticals — 3.7%
Akorn, Inc., Term Loan B, (1 mo. LIBOR + 4.75%, 1.00% Floor), 7.81%, 04/16/21		855	788,835
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.81%, 05/04/25		2,114	2,124,253
Endo Luxembourg Finance Company I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.56%, 04/29/24		1,322	1,326,498
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (1 Week LIBOR + 2.25%), 4.47%, 01/31/25		2,480	2,480,909
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.80%, 08/18/22		2,371	2,362,393
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.27%, 06/01/25		3,643	3,642,235

			12,725,123
Professional Services — 1.2%
Cast and Crew Payroll LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 5.06%, 09/27/24		1,493	1,493,307
Information Resources, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.57%, 01/18/24		473	472,407
ON Assignment, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.30%, 04/02/25		721	721,675
PricewaterhouseCoopers LLP, 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.55%, 05/01/25(b)		584	582,079
SIRVA Worldwide, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 5.50%), 7.81%, 07/20/25(b)		700	700,875

			3,970,343
Real Estate Management & Development — 1.9%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.55%, 04/18/24		2,636	2,628,312

Security		Par (000)	Value
Real Estate Management & Development (continued)
DTZ US Borrower LLC, 2018 Add On Term Loan B, (1 mo. LIBOR + 3.25%), 5.55%, 08/21/25	USD	1,663	$1,661,437
Forest City Enterprises LP, Term Loan B, 10/24/25(i)		1,056	1,059,516
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.53%, 02/08/25		487	485,341
SMG Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.30%, 01/23/25		740	739,267

			6,573,873
Road & Rail — 0.2%
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.80%, 06/13/23		755	739,508

Semiconductors & Semiconductor Equipment — 1.0%
MaxLinear, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 4.78%, 05/12/24(b)		168	171,854
Microchip Technology Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.31%, 05/29/25		2,236	2,226,835
ON Semiconductor Corp., 2018 1st Lien Term Loan B, (1 mo. LIBOR + 1.75%), 4.05%, 03/31/23		314	313,199
Versum Materials, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 4.39%, 09/29/23		578	578,564

			3,290,452
Software — 13.7%
Almonde, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.89%, 06/13/24		1,157	1,150,091
Applied Systems, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 5.39%, 09/19/24		1,273	1,276,985
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 9.39%, 09/19/25		301	305,873
Aptean, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.64%, 12/20/22		402	401,989
BMC Software Finance, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.25%), 6.65%, 10/02/25		2,970	2,977,128
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.31%, 04/26/24		559	558,892
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 9.05%, 04/27/25		496	498,480
Dell, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 4.31%, 09/07/23		1,523	1,521,138
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 5.57%, 05/28/24		1,014	969,613
DTI Holdco, Inc., 2018 Term Loan B, (2 mo. LIBOR + 4.75%, 1.00% Floor), 7.28%, 09/30/23		883	840,791
Flexera Software LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.56%, 02/26/25		378	379,832
Help/Systems Holdings, Inc, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.05%, 03/28/25(b)		723	726,803
Hyland Software, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.55%, 07/01/24		335	336,254
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75%, 1.00% Floor), 5.14%, 02/01/22		2,246	2,236,596
Informatica Corp., 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.55%, 08/05/22		1,717	1,723,080
IQOR US, Inc., Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.40%, 04/01/21		785	725,613
Kronos, Inc.:
2017 Term Loan B, (3 mo. LIBOR + 3.00%), 5.34%, 11/01/23		2,793	2,794,848

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) October 31, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Software (continued)
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%), 10.59%, 11/01/24	USD	1,045	$1,058,209
MA FinanceCo. LLC, Term Loan B3, (1 mo. LIBOR + 2.50%), 4.80%, 06/21/24		97	96,413
McAfee LLC, 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.79%, 09/30/24		1,998	2,002,140
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.55%, 11/29/24		3,415	3,397,990
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.54%, 12/01/25		785	786,962
PowerSchool, 2018 Term Loan B, (1 wk. LIBOR + 3.25%), 5.52%, 08/01/25		619	617,855
Renaissance Learning, Inc., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.55%, 05/30/25		434	431,634
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.30%, 02/05/24		2,275	2,278,456
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 5.05%, 03/03/23		2,767	2,760,938
SonicWALL, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 5.82%, 05/16/25		350	350,221
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.64%, 09/30/22		2,709	2,712,686
SS&C Technologies Holdings Europe SARL, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.55%, 04/16/25		1,171	1,164,701
SS&C Technologies, Inc.:
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 4.55%, 07/08/22		1,865	1,859,723
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.55%, 04/16/25		3,022	3,005,112
2018 Term Loan B5, (1 mo. LIBOR + 2.25%), 4.55%, 04/16/25		1,101	1,094,317
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 5.30%, 05/01/24		2,024	2,023,869
Tibco Software, Inc., Repriced Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.80%, 12/04/20		1,473	1,474,255

			46,539,487
Specialty Retail — 2.0%
Academy Ltd., 2015 Term Loan B, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.26%, 07/01/22		847	629,250
Belron Finance US LLC, Term Loan B, (3 mo. LIBOR + 2.50%), 4.59%, 11/07/24		1,499	1,500,548
CD&R Firefly Bidco Ltd., 2018 Term Loan B1, (LIBOR - GBP + 4.50%), 5.32%, 06/23/25	GBP	1,000	1,276,603
Leslie’s Poolmart, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.80%, 08/16/23	USD	755	752,366
National Vision, Inc., 2017 Repriced Term Loan, (1 mo. LIBOR + 2.50%), 4.80%, 11/20/24		153	153,570
Petco Animal Supplies, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.78%, 01/26/23		527	406,529
Research Now Group, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 5.50%, 1.00% Floor), 7.80%, 12/20/24		774	775,443
Staples, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.34%, 09/12/24		516	514,320
TruGreen LP, 2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.29%, 04/13/23		706	709,213

			6,717,842
Technology Hardware, Storage & Peripherals — 0.9%
Seattle Spinco, Inc., Term Loan B3, (1 mo. LIBOR + 2.50%), 4.80%, 06/21/24		653	651,099
Western Digital Corp., 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 4.04%, 04/29/23		2,507	2,488,943

			3,140,042

Security		Par (000)	Value
Textiles, Apparel & Luxury Goods — 0.5%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.64%, 08/12/22	USD	1,463	$1,463,147
Varsity Brands, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.80%, 12/15/24		328	327,732

			1,790,879
Thrifts & Mortgage Finance — 0.6%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.84%, 05/23/25		1,977	1,982,278

Trading Companies & Distributors — 1.3%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 4.53%, 01/02/25		735	726,942
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.53%, 08/13/25(b)		664	656,530
HD Supply, Inc., Term Loan B5, (3 mo. LIBOR + 1.75%), 4.03%, 10/17/23		2,426	2,423,686
Nexeo Solutions LLC, 2017 Repriced Term Loan, (3 mo. LIBOR + 3.25%), 5.66%, 06/09/23		152	152,295
Oxbow Carbon LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.50%), 5.80%, 01/04/23		168	169,490
United Rentals, Inc., Term Loan B, 10/01/25(i)		138	138,231

			4,267,174
Transportation — 0.5%
Gruden Acquisition, Inc., 2017 Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.89%, 08/18/22		477	481,380
Safe Fleet Holdings LLC:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.28%, 02/01/25		796	786,385
2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 9.03%, 02/01/26(b)		325	318,500

			1,586,265
Utilities — 0.1%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.32%, 11/28/24(b)		299	301,357

Wireless Telecommunication Services — 2.1%
Geo Group, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.31%, 03/22/24		1,225	1,220,057
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 9.75%, 12/07/20(h)		3,252	2,392,626
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.31%, 04/11/25		2,635	2,627,801
Xplornet Communications, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.39%, 09/09/21(b)		816	817,875

			7,058,359

Total Floating Rate Loan Interests — 133.5% (Cost — $455,888,192)			452,666,823

		Shares
Investment Companies — 1.6%

United States — 1.6%
Invesco Senior Loan ETF		245,000	5,637,450

Total Investment Companies — 1.6% (Cost — $5,673,500)			5,637,450

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Beneficial Interests (000)	Value
Other Interests(j) — 0.0%

Afghanistan — 0.0%
Lear Corp. Escrow(b)	USD	500	$5

United States — 0.0%
Millennium Corp.(b)		991	—
Millennium Lender Claims(b)		930	—

			—

Total Other Interests — 0.0% (Cost — $0)			5

Warrants — 0.0%

Chemicals — 0.0%
British Vita Holdings Co. (Non-Expiring)(b)		166	—

Metals & Mining — 0.0%
AFGlobal Corp. (Expires 12/20/20)(b)		2,642	—

Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 07/01/19)(b)		195	—
Bankruptcy Management Solutions, Inc. (Expires 07/01/20)(b)		292	—
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)(b)		1,501	—

			—

Total Warrants — 0.0% (Cost — $49,118)			—

Total Long-Term Investments — 144.6% (Cost — $494,446,094)			490,504,523

	Shares	Value
Short-Term Securities — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.07%(k)(l)	282,908	$282,908

Total Short-Term Securities — 0.1% (Cost — $282,908)		282,908

Options Purchased — 0.0% (Cost — $25,422)		—

Total Investments — 144.7% (Cost — $494,754,424)		490,787,431
Liabilities in Excess of Other Assets — (44.7)%		(151,691,640)

Net Assets — 100.0%		$339,095,791

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	When-issued security.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/ or in cash. Rates shown are the current rate and possible payment rates.
(i)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(k)	Annualized 7-day yield as of period end.

(l)

During the year ended October 31, 2018, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Trust were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 10/31/17	Shares Purchased	Shares Sold		Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,895,053	—	(1,612,145	) (b)	282,908	$282,908	$27,439	$8	$—
iShares iBoxx USD High Yield Corporate Bond ETF	19,000	70,000	(89,000)		—	—	60,813	(42,986)	(1,767)

						$282,908	$88,252	$(42,978)	$(1,767)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) October 31, 2018	BlackRock Floating Rate Income Trust (BGT)

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	980,000	USD	1,109,360	JPMorgan Chase Bank N.A.	11/05/18	$893
GBP	2,574,000	USD	3,282,880	Barclays Bank PLC	11/05/18	7,616
USD	1,145,804	EUR	987,000	UBS AG	11/05/18	27,621
USD	3,382,117	GBP	2,589,000	Citibank N.A.	11/05/18	72,446

						108,576

USD	1,111,929	EUR	980,000	JPMorgan Chase Bank N.A.	12/05/18	(978)
USD	3,287,073	GBP	2,574,000	Barclays Bank PLC	12/05/18	(7,833)

						(8,811)

						$99,765

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	26	12/14/19	USD	942.86	USD	—	$—

OTC Total Return Swaps

Paid by the Trust		Received by the Trust		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
3-Month LIBOR, 2.56%,	Quarterly	Markit iboxx USDLiquid Leveraged Loans Total Return Index	Quarterly	Credit Suisse International	12/20/18	USD	5,015	$10,889	$—	$10,889
3-Month LIBOR, 2.56%,	Quarterly	Markit iboxx USDLiquid Leveraged Loans Total Return Index	At Termination	Credit Suisse International	12/20/18	USD	5,015	(8,389)	—	(8,389)

								$2,500	$—	$2,500

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$10,889	$(8,389)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$108,576	$—	$—	$108,576
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	10,889	—	10,889

	$—	$—	$—	$108,576	$10,889	$—	$119,465

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock Floating Rate Income Trust (BGT)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$8,811	$—	$—	$8,811
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	8,389	—	8,389

	$—	$—	$—	$8,811	$8,389	$—	$17,200

For the year ended October 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$100,014	$—	$—	$100,014
Options purchased(a)	—	—	—	—	93,782	—	93,782
Swaps	—	(2,682)	—	—	(4,542)	—	(7,224)

	$—	$(2,682)	$—	$100,014	$89,240	$—	$186,572

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$91,222	$—	$—	$91,222
Options purchased(b)	—	—	—	—	7,800	—	7,800
Swaps	—	36,737	—	—	2,500	—	39,237

	$—	$36,737	$—	$91,222	$10,300	$—	$138,259

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$4,444,668
Average amounts sold — in USD	$1,837,036
Options:
Average notional value of swaption contracts purchased	$5,775,000
Credit default swaps:
Average notional value — buy protection	$582,250
Average notional value — sell protection	$—	(a)
Total return swaps:
Average notional value	$2,507,500

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Forward foreign currency exchange contracts	$108,576	$8,811
Swaps — OTC(a)	10,889	8,389

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$119,465	$17,200
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$119,465	$17,200

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) October 31, 2018	BlackRock Floating Rate Income Trust (BGT)

The following tables present the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank PLC	$7,616	$(7,616)	$—	$—	$—
Citibank N.A.	72,446	—	—	—	72,446
Credit Suisse International	10,889	(8,389)	—	—	2,500
JPMorgan Chase Bank N.A.	893	(893)	—	—	—
UBS AG	27,621	—	—	—	27,621

	$119,465	$(16,898)	$—	$—	$102,567

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)(d)
Barclays Bank PLC	$7,833	$(7,616)	$—	$—	$217
Credit Suisse International	8,389	(8,389)	—	—	—
JPMorgan Chase Bank N.A.	978	(893)	—	—	85

	$17,200	$(16,898)	$—	$—	$302

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1		Level 2	Level 3		Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities		$—	$18,278,258		$2,699,975	$20,978,233
Common Stocks		112,616	49,621		529,149	691,386
Corporate Bonds		—	10,530,626		—	10,530,626
Floating Rate Loan Interests		—	425,446,027		27,220,796	452,666,823
Investment Companies		5,637,450	—		—	5,637,450
Other Interests		—	—		5	5
Short-Term Securities		282,908	—		—	282,908
Liabilities:
Unfunded Floating Rate Loan Interests(a)		—	(676)		(138)	(814)

		$6,032,974	$454,303,856		$30,449,787	$490,786,617

Derivative Financial Instruments(b)
Assets:
Forward foreign currency contracts		$—	$108,576		$—	$108,576
Interest Rate Contracts		—	10,889		—	10,889
Liabilities:
Forward foreign currency contracts		—	(8,811)		—	(8,811)
Interest Rate Contracts		—	(8,389)		—	(8,389)

	$		$102,265	$		$102,265

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2018	BlackRock Floating Rate Income Trust (BGT)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $142,000,000 are categorized as Level 2 within the disclosure hierarchy.

During the year ended October 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Floating Rate Loan Interests	Rights	Other Interests	Unfunded Floating Rate Loan Interests	Warrants	Total
Assets:
Opening balance, as of October 31, 2017	$—	$6	$17,889,778	$27,272	$5	$—	$45	$17,917,106
Transfers into Level 3(a)	—	125,925	8,629,734	—	—	—	—	8,755,659
Transfers out of Level 3(b)	—	—	(5,187,437)	—	—	—	—	(5,187,437)
Accrued discounts/premiums	—	—	56,113	—	—	—	—	56,113
Net realized gain (loss)	—	—	(410,428)	18,947	—	—	(937)	(392,418)
Net change in unrealized appreciation (depreciation)(c)(d)	(25)	75,610	238,481	(27,272)	—	(138)	892	287,548
Purchases	2,700,000	327,608	20,125,144	—	—	—	—	23,152,752
Sales	—	—	(14,120,589)	(18,947)	—	—	—	(14,139,536)

Closing Balance, as of October 31, 2018	$2,699,975	$529,149	$27,220,796	$—	$5	$(138)	$—	$30,449,787

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2018(d)	$(25)	$75,616	$(67,316)	$—	$—	$(138)	$(45)	$8,092

(a)

As of October 31, 2017, the Trust used observable inputs in determining the value of certain investments. As of October 31, 2018, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of October 31, 2017, the Trust used significant unobservable inputs in determining the value of certain investments. As of October 31, 2018, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Shares	Value
Common Stocks — 0.4%

Aerospace & Defense — 0.4%
United Technologies Corp.		25,647	$3,185,987

Total Common Stocks — 0.4% (Cost — $2,968,841)			3,185,987

		Par (000)
Asset-Backed Securities — 23.4%
Ajax Mortgage Loan Trust, Series 2017-D(b):
Class A, 3.75%, 12/25/57	USD	3,458	3,418,346
Class B, 0.01%, 12/25/57(a)(c)		951	465,925
ALM Loan Funding, 5.14%, 07/15/26(b)(c)		1,010	1,003,531
ALM VI Ltd., Series 2012-6A, Class BR3, 4.19%, 07/15/26(b)(c)		1,200	1,187,119
ALM XII Ltd., Series 2015-12A, Class C1R2, 5.09%, 04/16/27(b)(c)		545	540,920
American Homes 4 Rent Trust, Series 2014-SFR2, Class E, 6.23%, 10/17/36(b)		2,000	2,147,548
AMMC CLO 19 Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.00%), 9.44%, 10/15/28(b)(d)		1,000	1,009,187
Anchorage Capital CLO Ltd.(b):
Series 2014-3RA, Class C, 4.36%, 01/28/31(c)		1,000	983,739
Series 2014-5RA, Class E, 7.84%, 01/15/30(c)		1,140	1,145,789
Series 2015-6A, Class DR, (3 mo. LIBOR US + 3.55%), 5.99%, 07/15/30(d)		1,000	1,005,626
Series 2016-8A, Class DR, 5.51%, 07/28/28(c)		1,000	998,839
Ares CLO Ltd.(b)(d):
Series 2015-1A, Class D, (3 mo. LIBOR US + 6.23%), 8.55%, 12/05/25		1,000	1,024,669
Series 2016-41A, Class D, (3 mo. LIBOR US + 4.20%), 6.64%, 01/15/29		900	910,356
Ares XL CLO Ltd., Series 2016-40A, Class D, (3 mo. LIBOR US + 6.60%), 9.04%, 10/15/27(b)(d)		500	501,193
Battalion CLO XI Ltd., Series 2017-11A, Class E, 8.47%, 10/24/29(b)(c)		1,175	1,181,018
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE9, Class 2A, (1 mo. LIBOR US + 0.14%), 2.42%, 11/25/36(d)		3,124	3,038,301
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class CR, (3 mo. LIBOR US + 3.70%), 6.14%, 07/15/29(b)(d)		1,750	1,761,989
Benefit Street Partners CLO VI Ltd., Series 2015-VIA(b)(c):
Class BR, 4.84%, 10/18/29		1,000	1,003,094
Class CR, 5.89%, 10/18/29		1,000	1,008,786
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class D, 8.85%, 10/15/30(b)(c)		500	504,485
C-BASS Trust, Series 2006-CB7, Class A4, (1 mo. LIBOR US + 0.16%), 2.44%, 10/25/36(d)		7,115	5,479,692
Carrington Mortgage Loan Trust, Series 2006-FRE2(d):
Class A2, (1 mo. LIBOR US + 0.12%), 2.40%, 10/25/36		4,727	3,558,274
Class A5, (1 mo. LIBOR US + 0.08%), 2.36%, 10/25/36		9,737	7,304,022
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(b)		3,530	3,488,865
Elevation CLO Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR + 4.68%), 6.99%, 11/15/28(b)(d)		800	802,185
Fremont Home Loan Trust(d):
Series 2006-A, Class 2A3, (1 mo. LIBOR US + 0.16%), 2.44%, 05/25/36		23,502	15,445,633
Series 2006-D, Class 2A3, (1 mo. LIBOR US + 0.15%), 2.43%, 11/25/36		21,386	10,276,514

Security		Par (000)	Value
Asset-Backed Securities (continued)
Galaxy CLO Ltd., Series 2015-21A, 7.72%, 04/20/31(b)(c)	USD	500	$486,242
Galaxy XXIX CLO Ltd., Series 2018-29A, Class D, 4.71%, 11/15/26(b)(c)		530	527,693
GSAMP Trust(d):
Series 2006-FM2, Class A2C, (1 mo. LIBOR US + 0.15%), 2.43%, 09/25/36		10,746	5,255,955
Series 2007-FM2, Class A2B, (1 mo. LIBOR US + 0.09%), 2.37%, 01/25/37		7,042	4,722,880
Highbridge Loan Management Ltd.(b)(c):
Series 4A-2014, Class BR, 4.36%, 01/28/30		1,750	1,735,832
Series 8A-2016, Class ER, 7.85%, 07/20/30		1,000	987,300
Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-E, Class 2A3, (1 mo. LIBOR US + 0.17%), 2.45%, 04/25/37(d)		11,230	8,585,149
HPS Loan Management Ltd., Series 10A-16(b)(d):
Class C, (3 mo. LIBOR US + 3.65%), 6.12%, 01/20/28		2,500	2,510,443
Class D, (3 mo. LIBOR US + 6.50%), 8.97%, 01/20/28		1,000	1,007,001
Invitation Homes Trust, Series 2018-SFR2, Class E, 4.28%, 06/17/37(b)(c)(e)		3,000	3,017,231
Long Beach Mortgage Loan Trust(d):
Series 2006-10, Class 2A3, (1 mo. LIBOR US + 0.16%), 2.44%, 11/25/36		12,100	5,417,808
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 2.44%, 08/25/36		6,711	3,664,323
Madison Park Funding X Ltd., Series 2012-10A, Class ER, (3 mo. LIBOR US + 7.62%), 10.09%, 01/20/29(b)(d)		1,500	1,521,246
Madison Park Funding XI Ltd., Series 2013-11A, Class ER, 8.93%, 07/23/29(b)(c)		750	750,307
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 6.17%, 04/20/26(b)(d)		1,000	1,004,291
Mastr Asset-Backed Securities Trust(d):
Series 2006-HE2, Class A3, (1 mo. LIBOR US + 0.15%), 2.43%, 06/25/36		10,230	5,804,117
Series 2006-WMC2, Class A5, (1 mo. LIBOR US + 0.25%), 2.53%, 04/25/36		7,624	3,020,321
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class DR, (3 mo. LIBOR US + 7.75%), 10.07%, 11/14/27(b)(d)		1,000	1,007,289
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ER, 7.44%, 01/15/28(b)(c)		1,250	1,243,665
Oaktree CLO Ltd., Series 2015-1A, Class DR, 7.67%, 10/20/27(b)(c)		1,000	1,000,339
Octagon Investment Partners LLC, Series 2017-1A, Class E, (3 mo. LIBOR US + 6.30%), 8.77%, 07/20/30(b)(d)		500	505,024
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, (3 mo. LIBOR US + 3.65%), 5.97%, 11/14/26(b)(d)		1,000	1,002,296
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, 5.22%, 01/22/30(b)(c)		500	495,300
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.15%), 9.62%, 01/21/30(b)(d)		405	409,218
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 07/18/25(b)		5,000	5,014,192
OZLM XIV Ltd., Series 2015-14A, Class CR, 5.44%, 01/15/29(b)(c)		1,000	999,446
OZLM XIX Ltd., Series 2017-19A, Class D, 9.04%, 11/22/30(b)(c)		500	507,844
OZLM XV Ltd., Series 2016-15A, Class D, (3 mo. LIBOR US + 7.15%), 9.62%, 01/20/29(b)(d)		1,000	1,012,953
OZLM XXI, Series 2017-21A, Class D, 8.01%, 01/20/31(b)(c)		250	240,622

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value
Asset-Backed Securities (continued)
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, 8.54%, 11/14/29(b)(c)	USD	1,750		$1,763,085
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF2, 7.00%, 09/25/37		4,255		2,518,387
Rockford Tower CLO Ltd., Series 2017-2A, Class D, (3 mo. LIBOR US + 3.45%), 5.89%, 10/15/29(b)(d)		500		501,868
Saxon Asset Securities Trust, Series 2007-3, Class 2A3, (1 mo. LIBOR US + 0.40%), 2.68%, 09/25/47(d)		5,000		4,702,238
Scholar Funding Trust, Series 2013-A, Class R, 0.00%(a)		—	(f)	1,726,434
Sound Point CLO X Ltd., Series 2015-3A, Class ER, 7.72%, 01/20/28(b)(c)		1,000		1,001,773
Sound Point CLO XII Ltd., Series 2016-2A, Class D, (3 mo. LIBOR US + 4.25%), 6.72%, 10/20/28(b)(d)		285		285,468
Sound Point CLO XIV Ltd., Series 2016-3A, Class E, (3 mo. LIBOR US + 6.65%), 9.13%, 01/23/29(b)(d)		1,000		1,011,822
Symphony CLO XV Ltd., Series 2014-15A, Class DR, (3 mo. LIBOR US + 3.35%), 5.80%, 10/17/26(b)(d)		3,500		3,507,451
Thayer Park CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.10%), 8.57%, 04/20/29(b)(d)		500		502,992
TICP CLO VII Ltd., Series 2017-7A, Class E, (3 mo. LIBOR US + 6.51%), 8.95%, 07/15/29(b)(d)		500		504,147
Treman Park CLO Ltd., Series 2015-1A(b):
Class D, (3 mo. LIBOR US + 3.86%), 6.33%, 04/20/27(d)		1,500		1,504,601
Class DRR, 6.00%, 10/20/28(a)(c)(e)		1,500		1,500,000
Venture XXVI CLO Ltd., Series 2017-26A, Class E, (3 mo. LIBOR US + 6.80%), 9.27%, 01/20/29(b)(d)		500		507,412
WaMu Asset-Backed Certificates Trust, Series 2007-HE3, Class 2A3, (1 mo. LIBOR US + 0.24%), 2.52%, 05/25/47(d)		9,204		7,742,357
Wellfleet CLO Ltd., Series 2017-3A, Class B, 4.40%, 01/17/31(b)(c)		500		494,365
York CLO Ltd., Series 2015-1A, Class ER, 8.12%, 01/22/31(b)(c)		750		745,766
York CLO-3 Ltd., Series 2016-1A, Class ER, (3 mo. LIBOR US + 6.40%), 8.87%, 10/20/29(b)(d)		1,000		1,009,150

Total Asset-Backed Securities — 23.4% (Cost — $158,605,691)				166,181,288

Corporate Bonds — 63.9%

Aerospace — 0.1%
Axtel SAB de CV, 6.38%, 11/14/24(b)(g)		525		502,031
SoftBank Group Corp., 4.00%, 04/20/23	EUR	100		117,371

				619,402
Aerospace & Defense — 1.6%
Arconic, Inc.:
5.87%, 02/23/22(g)	USD	1,065		1,080,442
5.13%, 10/01/24(g)		554		548,848
5.90%, 02/01/27		211		209,418
BBA US Holdings, Inc., 5.38%, 05/01/26(b)		322		318,378
Bombardier, Inc.(b):
7.75%, 03/15/20		204		211,650
8.75%, 12/01/21(g)		801		861,075
5.75%, 03/15/22		113		111,729
6.00%, 10/15/22(g)		25		24,531
6.13%, 01/15/23(g)		1,153		1,138,587
7.50%, 12/01/24		852		865,845
7.50%, 03/15/25(g)		1,093		1,092,672
7.45%, 05/01/34		209		202,730
Harris Corp., 3.83%, 04/27/25(g)		750		730,189
KLX, Inc., 5.88%, 12/01/22(b)(g)		935		963,050

Security		Par (000)	Value
Aerospace & Defense (continued)
Koppers, Inc., 6.00%, 02/15/25(b)(g)	USD	218	$208,800
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)(g)		236	243,788
Lockheed Martin Corp., 4.09%, 09/15/52(g)		451	407,736
Pioneer Holdings LLC/Pioneer Finance Corp., 9.00%, 11/01/22(b)(g)		192	196,320
TransDigm UK Holdings PLC, 6.88%, 05/15/26(b)		631	629,422
TransDigm, Inc.:
6.00%, 07/15/22(g)		643	646,215
6.50%, 07/15/24		143	144,550
6.50%, 05/15/25		114	113,573
United Technologies Corp., 3.75%, 11/01/46(g)		700	582,499

			11,532,047
Air Freight & Logistics — 0.2%
FedEx Corp.(g):
3.90%, 02/01/35		500	453,557
4.75%, 11/15/45		500	474,834
XPO Logistics, Inc., 6.50%, 06/15/22(b)(g)		228	233,700

			1,162,091
Airlines — 2.3%
Air Canada Pass-Through Trust, Series 2013-1, Class B, 5.38%, 11/15/22(b)		2,225	2,266,282
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 07/15/24(g)		1,666	1,702,082
Series 2017-1, Class B, 4.95%, 08/15/26		1,522	1,535,855
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20		865	862,846
Continental Airlines Pass-Through Trust, Class B:
Series 2007-1, 6.90%, 10/19/23(g)		168	172,644
Series 2012-1, 6.25%, 10/11/21		255	260,783
Delta Air Lines Pass-Through Trust, Class B:
Series 2007-1, 8.02%, 02/10/24		1,316	1,443,719
Series 2012-1, 6.88%, 05/07/19(b)(g)		2,098	2,134,937
Latam Finance Ltd., 6.88%, 04/11/24(b)		737	717,469
United Airlines Pass-Through Trust(g):
Series 2014-2, Class B, 4.63%, 03/03/24		1,976	1,980,871
Series 2015-1, Class A, 3.70%, 06/01/24		3,570	3,525,018

			16,602,506
Auto Components — 0.6%
Adient Global Holdings Ltd., 3.50%, 08/15/24	EUR	111	110,090
Allison Transmission, Inc., 5.00%, 10/01/24(b)	USD	38	36,884
Aptiv PLC(g):
4.25%, 01/15/26		400	393,808
4.40%, 10/01/46		280	242,785
Federal-Mogul LLC/Federal-Mogul Financing Corp., 5.00%, 07/15/24	EUR	177	210,940
Fiat Chrysler Finance Europe, 4.75%, 07/15/22		131	164,119
GKN Holdings PLC, 3.38%, 05/12/32	GBP	100	119,727
Goodyear Dunlop Tires Europe BV, 3.75%, 12/15/23	EUR	100	113,925
Goodyear Tire & Rubber Co., 5.00%, 05/31/26	USD	77	70,070
HP Pelzer Holding GmbH, 4.13%, 04/01/24	EUR	100	108,734
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.00%, 08/01/20	USD	115	116,006
6.25%, 02/01/22(g)		341	344,260
6.75%, 02/01/24(g)		392	393,960
6.38%, 12/15/25(g)		284	282,225
IHO Verwaltungs GmbH(j):
(2.75% Cash or 3.50% PIK), 2.75%, 09/15/21	EUR	100	113,689
(3.25% Cash or 4.00% PIK), 3.25%, 09/15/23		100	113,407

CONSOLIDATED SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Auto Components (continued)
(3.75% Cash or 4.50% PIK), 3.75%, 09/15/26	EUR	100	$112,280
(4.13% Cash or 4.88% PIK), 4.13%, 09/15/21(b)(g)	USD	214	207,580
(4.50% Cash or 5.25% PIK), 4.50%, 09/15/23(b)(g)		229	213,256
Tesla, Inc., 5.30%, 08/15/25(b)(g)		558	495,923
Volvo Car AB, 2.00%, 01/24/25	EUR	100	106,752

			4,070,420
Automobiles — 0.3%
General Motors Co., 6.25%, 10/02/43	USD	2,194	2,099,747

Banks — 1.1%
Allied Irish Banks PLC(5 year EUR Swap + 3.95%), 4.13%, 11/26/25(h)	EUR	100	118,362
Banco BPM SpA, 1.75%, 04/24/23		100	102,196
Banco Popolare, 2.75%, 07/27/20		100	112,983
Bank of Ireland(5 year EUR Swap + 3.55%), 4.25%, 06/11/24(h)		100	115,394
Bankia SA:
(5 year EUR Swap + 3.17%), 4.00%, 05/22/24(h)		200	229,645
(5 year EUR Swap + 3.35%), 3.38%, 03/15/27(h)		100	115,836
Barclays PLC:
4.38%, 09/11/24(g)	USD	720	687,027
5.20%, 05/12/26		200	194,125
CaixaBank SA(5 year EUR Swap + 3.35%), 3.50%, 02/15/27(h)	EUR	100	118,533
CIT Group, Inc.:
5.00%, 08/01/23(g)	USD	847	849,118
5.25%, 03/07/25		151	151,944
6.13%, 03/09/28		116	120,060
HSBC Holdings PLC, 4.38%, 11/23/26(g)		370	358,790
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(b)(g)		4,360	3,981,029
Standard Chartered PLC, 4.87%, 03/15/33(b)(c)(g)		500	477,980

			7,733,022
Beverages — 0.4%
Anheuser-Busch InBev Finance, Inc., 4.90%, 02/01/46(g)		2,160	2,034,704
Central American Bottling Corp., 5.75%, 01/31/27(b)		637	627,770
Horizon Parent Holdings Sarl, (8.25% Cash or 9.00% PIK), 8.25%, 02/15/22(j)	EUR	100	117,173
OI European Group BV, 4.00%, 03/15/23(b)	USD	209	195,676

			2,975,323
Biotechnology — 0.3%
Amgen, Inc., 4.40%, 05/01/45(g)		1,100	1,000,786
Gilead Sciences, Inc., 4.75%, 03/01/46(g)		700	676,748
Illumina, Inc., 0.50%, 06/15/21(k)		359	483,628

			2,161,162
Building Materials — 0.0%
Jeld-Wen, Inc.(b):
4.63%, 12/15/25		163	146,089
4.88%, 12/15/27		23	20,010

			166,099
Building Products — 0.3%
American Builders & Contractors Supply Co., Inc.(b):
5.75%, 12/15/23		136	134,300
5.88%, 05/15/26		281	272,570
Building Materials Corp. of America, 6.00%, 10/15/25(b)(g)		247	242,986
Masonite International Corp.(b):
5.63%, 03/15/23(g)		373	370,669
5.75%, 09/15/26		188	178,600

Security		Par (000)	Value
Building Products (continued)
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(b)	USD	125	$128,750
Standard Industries, Inc.(b):
5.50%, 02/15/23		72	70,560
5.38%, 11/15/24		136	130,560
USG Corp.(b)(g):
5.50%, 03/01/25		299	301,990
4.88%, 06/01/27		366	366,801

			2,197,786
Cable Television Services — 0.0%
CB Escrow Corp., 8.00%, 10/15/25(b)(g)		173	157,430

Capital Markets — 0.5%
Blackstone CQP Holdco LP(b):
6.50%, 03/20/21(g)		2,427	2,432,648
6.00%, 08/18/21		395	394,481
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24(b)		101	101,505
NFP Corp., 6.88%, 07/15/25(b)		102	98,940
Raymond James Financial, Inc., 4.95%, 07/15/46(g)		400	385,042
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		225	224,183

			3,636,799
Chemicals — 1.8%
Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(b)(j)		306	305,235
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(b)(g)		1,100	1,049,125
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	100	111,603
Axalta Coating Systems LLC, 4.88%, 08/15/24(b)(g)	USD	265	250,094
Blue Cube Spinco, Inc.(g):
9.75%, 10/15/23		502	558,475
10.00%, 10/15/25		344	389,580
CF Industries, Inc.:
5.15%, 03/15/34		69	62,790
4.95%, 06/01/43		191	161,395
Chemours Co.:
6.63%, 05/15/23		172	175,870
7.00%, 05/15/25		66	67,980
4.00%, 05/15/26	EUR	100	108,401
5.38%, 05/15/27(g)	USD	309	287,370
Cydsa SAB de CV, 6.25%, 10/04/27(b)(g)		914	849,572
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		188	181,890
Hexion, Inc., 10.38%, 02/01/22(b)(g)		102	91,163
Huntsman International LLC, 5.13%, 11/15/22		165	166,444
INEOS Finance PLC, 4.00%, 05/01/23	EUR	115	132,697
INEOS Group Holdings SA, 5.38%, 08/01/24	USD	100	115,934
Mexichem SAB de CV, 5.50%, 01/15/48(b)(g)		526	462,622
Momentive Performance Materials, Inc., 3.88%, 10/24/21(g)		959	1,028,528
NOVA Chemicals Corp., 4.88%, 06/01/24(b)(g)		319	293,081
Olin Corp., 5.00%, 02/01/30		135	121,207
Platform Specialty Products Corp.(b)(g):
6.50%, 02/01/22		2,322	2,353,927
5.88%, 12/01/25		1,425	1,353,750
PQ Corp.(b)(g):
6.75%, 11/15/22		437	450,110
5.75%, 12/15/25		629	606,199
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	153	179,647
Sherwin-Williams Co., 4.50%, 06/01/47(g)	USD	310	278,278
Starfruit Finco BV/ tarfruit US Holdco LLC, 6.50%, 10/01/26	EUR	100	110,694

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Chemicals (continued)
Versum Materials, Inc., 5.50%, 09/30/24(b)	USD	54	$53,460
WR Grace & Co-Conn(b)(g):
5.13%, 10/01/21		277	279,078
5.63%, 10/01/24		300	305,250

			12,941,449
Commercial Services & Supplies — 1.7%
ADT Corp.(g):
6.25%, 10/15/21		234	241,020
3.50%, 07/15/22		367	340,393
4.13%, 06/15/23		188	174,370
4.88%, 07/15/32(b)		491	386,662
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)(g)		191	186,225
Aviation Capital Group Corp., 6.75%, 04/06/21(b)(g)		5,000	5,325,291
Avolon Holdings Funding Ltd., 5.13%, 10/01/23(b)		456	447,450
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)(g)		241	235,276
CD&R Waterworks Merger Sub LLC, 6.13%, 08/15/25(b)(g)		485	454,687
Fortress Transportation & Infrastructure Investors LLC(b):
6.75%, 03/15/22		85	86,913
6.50%, 10/01/25		92	90,390
GFL Environmental, Inc., 5.38%, 03/01/23(b)		70	64,225
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)(g)		488	440,420
KAR Auction Services, Inc., 5.13%, 06/01/25(b)(g)		359	337,460
Mobile Mini, Inc., 5.88%, 07/01/24(g)		585	587,925
Paprec Holding SA, 4.00%, 03/31/25	EUR	100	113,055
Park Aerospace Holdings Ltd.(b)
3.63%, 03/15/21	USD	269	258,240
5.25%, 08/15/22(g)		438	434,715
5.50%, 02/15/24		14	13,864
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)(g)		188	185,180
United Rentals North America, Inc.:
5.75%, 11/15/24(g)		342	342,855
4.63%, 10/15/25(g)		453	419,591
5.88%, 09/15/26		151	147,980
5.50%, 05/15/27		465	441,169
Wrangler Buyer Corp., 6.00%, 10/01/25(b)		278	298,155

			12,053,511
Communications Equipment — 0.4%
CommScope Technologies LLC(b):
6.00%, 06/15/25		5	4,863
5.00%, 03/15/27		107	95,516
CommScope, Inc.(b)(g):
5.00%, 06/15/21		170	169,447
5.50%, 06/15/24		530	512,112
Nokia OYJ(g):
3.38%, 06/12/22		126	120,645
4.38%, 06/12/27		177	166,469
6.63%, 05/15/39		245	255,412
Zayo Group LLC/Zayo Capital, Inc.(g):
6.38%, 05/15/25		206	210,635
5.75%, 01/15/27(b)		1,486	1,456,577

			2,991,676
Construction & Engineering — 0.7%
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27(b)(g)		1,061	992,046
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)(g)		1,061	1,058,347
BlueLine Rental Finance Corp., 9.25%, 03/15/24(b)(g)		1,311	1,368,356
Brand Energy & Infrastructure Services, Inc., 8.50%, 07/15/25(b)(g)		335	329,975
Engility Corp., 8.88%, 09/01/24(g)		298	322,213
frontdoor, Inc., 6.75%, 08/15/26(b)		174	177,480

Security		Par (000)	Value
Construction & Engineering (continued)
Pisces Midco, Inc., 8.00%, 04/15/26(b)	USD	111	$107,809
SPIE SA, 3.13%, 03/22/24	EUR	100	114,186
SRS Distribution, Inc., 8.25%, 07/01/26(b)(g)	USD	220	206,250
Tutor Perini Corp., 6.88%, 05/01/25(b)(g)		260	260,325
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 08/15/25		73	68,985

			5,005,972
Construction Materials — 0.5%
HD Supply, Inc., 5.38%, 10/15/26(b)		2,100	2,008,125
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	102	119,968
Navistar International Corp., 6.63%, 11/01/25(b)(g)	USD	319	325,380
New Enterprise Stone & Lime Co., Inc.(b):
10.13%, 04/01/22		190	198,550
6.25%, 03/15/26		88	85,800
Rexel SA, 3.50%, 06/15/23	EUR	223	259,704
Williams Scotsman International, Inc.(b):
7.88%, 12/15/22	USD	129	132,547
6.88%, 08/15/23		220	218,350

			3,348,424
Consumer Discretionary — 0.3%
AA Bond Co. Ltd., 4.88%, 07/31/43	GBP	125	159,772
Blitz F18-674 GmbH, 6.00%, 07/30/26	EUR	100	114,398
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(b)(g)	USD	104	101,108
Staples, Inc., 8.50%, 09/15/25(b)(g)		311	281,455
Viking Cruises Ltd.(b)(g):
6.25%, 05/15/25		238	238,523
5.88%, 09/15/27		925	876,437

			1,771,693
Consumer Finance — 1.2%
Ally Financial, Inc., 8.00%, 11/01/31(g)		1,617	1,944,442
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(b)		457	446,489
Financial & Risk US Holdings, Inc.(b):
6.25%, 05/15/26		361	359,195
8.25%, 11/15/26		748	727,430
Iron Mountain UK PLC, 3.88%, 11/15/25	GBP	100	120,455
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(j)	EUR	144	162,595
Navient Corp.:
5.00%, 10/26/20(g)	USD	370	372,035
6.63%, 07/26/21(g)		141	145,054
6.50%, 06/15/22(g)		460	468,050
5.50%, 01/25/23		162	159,079
7.25%, 09/25/23(g)		306	316,710
5.88%, 10/25/24		71	66,917
6.75%, 06/25/25(g)		123	119,925
6.75%, 06/15/26		252	240,660
5.63%, 08/01/33		105	85,384
Nexi Capital SpA, 3.63%, 05/01/23(c)	EUR	100	113,147
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26		118	133,653
4.50%, 05/15/26(b)		480	543,672
Springleaf Finance Corp.:
6.13%, 05/15/22	USD	85	85,425
5.63%, 03/15/23		9	8,708
6.88%, 03/15/25		368	352,360
7.13%, 03/15/26		502	475,645
Verscend Escrow Corp., 9.75%, 08/15/26(b)		732	733,830

			8,180,860

CONSOLIDATED SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Containers & Packaging — 1.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.63%, 05/15/23(b)	USD	912	$886,920
6.75%, 05/15/24	EUR	156	187,304
7.25%, 05/15/24(b)(g)	USD	949	953,745
4.75%, 07/15/27	GBP	100	121,301
4.75%, 07/15/27(b)		100	121,301
BWAY Holding Co.:
4.75%, 04/15/24	EUR	100	114,047
5.50%, 04/15/24(b)(g)	USD	842	808,320
Crown Americas LLC/Crown Americas Capital Corp.:
4.75%, 02/01/26(b)		290	273,687
4.25%, 09/30/26		265	240,487
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)		144	144,000
Mercer International, Inc.:
6.50%, 02/01/24		134	135,340
5.50%, 01/15/26		139	134,788
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
5.75%, 10/15/20(g)		906	906,116
5.13%, 07/15/23(b)		48	46,920
7.00%, 07/15/24(b)		839	839,524
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	200	232,760
Sealed Air Corp.:
4.88%, 12/01/22(b)(g)	USD	268	265,320
4.50%, 09/15/23	EUR	100	125,387
6.88%, 07/15/33(b)	USD	44	45,320
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	100	115,669
Smurfit Kappa Acquisitions ULC, 2.88%, 01/15/26		117	135,336
Suzano Austria GmbH, 6.00%, 01/15/29(b)	USD	1,201	1,223,519

			8,057,111
Diversified Consumer Services — 0.4%
APX Group, Inc.(g):
8.75%, 12/01/20		312	304,200
7.88%, 12/01/22		185	185,925
Ascend Learning LLC, 6.88%, 08/01/25(b)(g)		324	322,380
Carriage Services, Inc., 6.63%, 06/01/26(b)		36	36,090
Graham Holdings Co., 5.75%, 06/01/26(b)		204	205,530
Laureate Education, Inc., 8.25%, 05/01/25(b)		138	147,315
Matthews International Corp., 5.25%, 12/01/25(b)		72	67,500
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	100	130,402
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(b)	USD	1,236	1,306,081
ServiceMaster Co. LLC, 5.13%, 11/15/24(b)(g)		288	277,200

			2,982,623
Diversified Financial Services — 1.2%
Banca IFIS SpA, 4.50%, 10/17/27(c)	EUR	100	90,216
Controladora Mabe SA de C.V., 5.60%, 10/23/28(b)	USD	624	599,040
Docuformas SAPI de C.V., 9.25%, 10/11/22(b)(g)		508	449,580
Ford Motor Credit Co. LLC, 4.39%, 01/08/26(g)		1,250	1,146,559
FS Energy & Power Fund, 7.50%, 08/15/23(b)		308	312,312
Garfunkelux Holdco 3 SA, 4.50%, 09/01/23(c)	EUR	100	103,332
General Motors Financial Co., Inc., 4.25%, 05/15/23(g)	USD	326	321,838
Gilex Holding Sarl, 8.50%, 05/02/23(b)(e)		256	259,843
HSBC Holdings PLC 6.25%(c)(g)(i)		510,000	495,338
Intesa Sanpaolo SpA, 5.02%, 06/26/24(b)(g)		2,888	2,546,073

Security		Par (000)	Value
Diversified Financial Services (continued)
Intrum Justitia AB (3 mo. Euribor + 2.63%), 2.63%, 07/15/22(d)	EUR	100	$110,704
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 04/01/20(b)	USD	845	853,450
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(j)	EUR	101	113,510
MSCI, Inc., 5.25%, 11/15/24(b)	USD	127	127,952
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(b)(g)		584	556,085
Travelport Corporate Finance PLC, 6.00%, 03/15/26(b)		204	204,510
UniCredit SpA:
6.95%, 10/31/22	EUR	100	126,023
(5 year EUR Swap + 4.10%), 5.75%, 10/28/25(h)		100	117,242
Vantiv LLC/Vanity Issuer Corp.(b):
3.88%, 11/15/25	GBP	100	124,587
4.38%, 11/15/25	USD	211	199,131
Verisure Midholding AB, 5.75%, 12/01/23	EUR	100	114,256
WMG Acquisition Corp.:
4.13%, 11/01/24		90	105,975
5.50%, 04/15/26(b)	USD	143	139,425

			9,216,981
Diversified Telecommunication Services — 2.7%
AT&T, Inc., 4.75%, 05/15/46(g)		2,545	2,197,628
CenturyLink, Inc.:
Series P, 7.60%, 09/15/39		61	52,460
Series S, 6.45%, 06/15/21(g)		516	527,610
Series U, 7.65%, 03/15/42(g)		563	484,180
Series W, 6.75%, 12/01/23(g)		386	393,720
Series Y, 7.50%, 04/01/24(g)		435	456,750
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)(g)		480	430,800
Embarq Corp., 8.00%, 06/01/36		507	482,917
Frontier Communications Corp.:
7.13%, 03/15/19		380	380,950
10.50%, 09/15/22		203	168,997
11.00%, 09/15/25		1,373	1,005,722
8.50%, 04/01/26(b)		447	415,151
Level 3 Financing, Inc.:
5.38%, 08/15/22		108	108,270
5.63%, 02/01/23		280	281,050
5.13%, 05/01/23(g)		360	357,300
5.38%, 01/15/24(g)		414	409,860
5.38%, 05/01/25(g)		482	470,552
5.25%, 03/15/26(g)		950	912,000
Oi SA, (8.00% Cash or 4.00% PIK), 10.00%, 07/27/25(j)		507	534,733
OTE PLC, 3.50%, 07/09/20	EUR	100	117,591
SoftBank Group Corp.(5 year USD ICE Swap + 4.85%), 6.88%(h)(i)	USD	345	298,684
Telecom Italia Capital SA:
6.38%, 11/15/33		128	117,120
6.00%, 09/30/34(g)		912	823,080
7.72%, 06/04/38		62	62,775
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	81	117,042
Telecom Italia SpA:
1.13%, 03/26/22(k)		100	107,186
3.25%, 01/16/23		100	116,296
Telecom Italia SpA/Milano, 2.88%, 01/28/26		100	108,584
Verizon Communications, Inc., 6.55%, 09/15/43(g)	USD	6,500	7,490,291

			19,429,299

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Electric Utilities — 1.3%
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(b)	USD	1,177	$1,148,823
Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21(b)		1,300	1,305,200
DPL, Inc., 7.25%, 10/15/21		34	36,104
Duke Energy Corp., 4.80%, 12/15/45(g)		1,500	1,487,603
Emera US Finance LP, 4.75%, 06/15/46(g)		200	187,033
Enel Finance International NV, 3.63%, 05/25/27(b)(g)		1,250	1,085,319
Energuate Trust, 5.88%, 05/03/27(b)(g)		575	544,100
Eskom Holdings SOC Ltd., 6.35%, 08/10/28(b)		1,137	1,095,556
Inkia Energy Ltd., 5.88%, 11/09/27(b)(g)		455	429,866
NextEra Energy Operating Partners LP(b):
4.25%, 09/15/24		119	113,050
4.50%, 09/15/27		12	11,070
Southern Co., 4.40%, 07/01/46(g)		1,000	918,805
Talen Energy Supply LLC, 6.50%, 06/01/25		209	155,705
Virginia Electric & Power Co., Series A, 6.00%, 05/15/37(g)		750	886,633

			9,404,867
Electrical Equipment — 0.0%
Areva SA, 4.88%, 09/23/24	EUR	100	117,195

Electronic Equipment, Instruments & Components — 0.4%
CDW LLC/CDW Finance Corp.:
5.00%, 09/01/23(g)	USD	325	323,375
5.50%, 12/01/24(g)		306	309,060
5.00%, 09/01/25		127	123,825
Corning, Inc., 4.38%, 11/15/57(g)		1,915	1,556,464
Energizer Gamma Acquisition BV, 4.63%, 07/15/26	EUR	100	115,984
Energizer Gamma Acquisition, Inc., 6.38%, 07/15/26(b)	USD	89	89,000
Itron, Inc., 5.00%, 01/15/26(b)		29	27,006

			2,544,714
Energy Equipment & Services — 1.0%
Calfrac Holdings LP, 8.50%, 06/15/26(b)		195	175,500
CSI Compressco LP/CSI Compressco Finance, Inc., 7.50%, 04/01/25(b)		391	391,977
Ensco PLC:
4.50%, 10/01/24		34	27,625
5.20%, 03/15/25		364	298,480
7.75%, 02/01/26(g)		752	701,240
5.75%, 10/01/44		39	27,300
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22(b)(g)		601	597,995
McDermott Technology Americas, Inc./McDermott Technology U.S., Inc., 10.63%, 05/01/24(b)		129	117,068
Oceaneering International, Inc., 4.65%, 11/15/24		52	48,280
Odebrecht Oil & Gas Finance Ltd., 0.00%(b)(i)(l)	BRL	155	2,799
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)	USD	263	260,370
Pioneer Energy Services Corp., 6.13%, 03/15/22(g)		233	198,632
Precision Drilling Corp.:
G29
6.50%, 12/15/21		65	66,001
7.75%, 12/15/23		90	93,600
7.13%, 01/15/26(b)		13	12,903
Transocean, Inc.:
8.38%, 12/15/21		47	50,290
5.80%, 10/15/22(g)		619	601,977
9.00%, 07/15/23(b)(g)		956	1,002,605
7.25%, 11/01/25(b)		380	369,550
7.50%, 01/15/26(b)		144	141,480
Trinidad Drilling Ltd., 6.63%, 02/15/25(b)(g)		314	314,000

Security		Par (000)	Value
Energy Equipment & Services (continued)
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 04/01/26(b)(g)	USD	329	$332,290
Weatherford International Ltd.:
7.75%, 06/15/21(g)		770	639,100
8.25%, 06/15/23		153	116,663
6.50%, 08/01/36(g)		144	95,760
7.00%, 03/15/38(g)		197	132,975
5.95%, 04/15/42		256	165,120

			6,981,580
Environmental, Maintenance, & Security Service — 0.1%
Hulk Finance Corp., 7.00%, 06/01/26(b)		238	220,150
Tervita Escrow Corp., 7.63%, 12/01/21(b)(g)		465	471,975
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		260	246,350

			938,475
Equity Real Estate Investment Trusts (REITs) — 1.0%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)(g)		171	169,410
GEO Group, Inc.:
5.13%, 04/01/23(g)		337	316,359
5.88%, 10/15/24(g)		285	264,280
6.00%, 04/15/26		12	10,980
Hilton Domestic Operating Co., Inc.(g):
4.25%, 09/01/24		304	291,931
5.13%, 05/01/26(b)		351	343,102
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		34	32,980
iStar, Inc.:
4.63%, 09/15/20		40	39,700
6.00%, 04/01/22(g)		96	96,000
5.25%, 09/15/22(g)		81	78,368
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26(b)		169	170,690
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(g):
5.63%, 05/01/24		1,547	1,548,934
4.50%, 09/01/26		741	670,605
MPT Operating Partnership LP/MPT Finance Corp.:
6.38%, 03/01/24		48	49,680
5.50%, 05/01/24		60	60,600
5.00%, 10/15/27		286	268,754
NH Hotel Group SA, 3.75%, 10/01/23	EUR	129	150,707
Starwood Property Trust, Inc., 5.00%, 12/15/21(g)	USD	278	276,610
Trust F/1401, 6.95%, 01/30/44		1,738	1,728,024
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23(g)		168	184,051
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		148	143,560

			6,895,325
Food & Staples Retailing — 0.2%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 06/15/24(g)		206	194,670
5.75%, 03/15/25		134	117,920
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	127,903
Casino Guichard Perrachon SA, 4.56%, 01/25/23	EUR	100	110,132
Rite Aid Corp., 6.13%, 04/01/23(b)	USD	132	112,118
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44(g)		750	692,073

			1,354,816

CONSOLIDATED SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Food Products — 0.8%
Aramark Services, Inc.:
5.13%, 01/15/24	USD	111	$110,445
5.00%, 04/01/25(b)		14	13,790
4.75%, 06/01/26(g)		252	240,030
5.00%, 02/01/28(b)(g)		440	417,450
Arcor SAIC, 6.00%, 07/06/23(b)		539	528,220
B&G Foods, Inc., 5.25%, 04/01/25		61	58,103
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(b)(g)		317	271,035
JBS USA LUX SA/JBS USA Finance, Inc.(b):
5.88%, 07/15/24		503	493,694
5.75%, 06/15/25(g)		1,007	966,720
6.75%, 02/15/28(g)		380	366,225
MARB BondCo PLC:
7.00%, 03/15/24		229	219,485
6.88%, 01/19/25(b)		637	598,589
Minerva Luxembourg SA, 6.50%, 09/20/26(b)		637	588,429
Post Holdings, Inc.(b):
5.50%, 03/01/25(g)		273	264,127
5.75%, 03/01/27(g)		294	280,770
5.63%, 01/15/28		86	80,866
Simmons Foods, Inc., 7.75%, 01/15/24(b)		159	160,590

			5,658,568
Health Care Equipment & Supplies — 0.9%
Avantor, Inc.(b)(g):
6.00%, 10/01/24		1,645	1,640,887
9.00%, 10/01/25		615	620,154
Crimson Merger Sub, Inc., 6.63%, 05/15/22(b)(g)		1,764	1,695,204
DJO Finance LLC/DJO Finance Corp., 8.13%, 06/15/21(b)(g)		998	1,004,687
Immucor, Inc., 11.13%, 02/15/22(b)		112	114,940
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(b):
5.75%, 08/01/22		388	346,290
5.63%, 10/15/23(g)		164	140,630
5.50%, 04/15/25(g)		95	76,475
Medtronic, Inc., 4.50%, 03/15/42(g)		1,000	979,499
Teleflex, Inc., 4.88%, 06/01/26		63	61,425

			6,680,191
Health Care Providers & Services — 2.9%
Acadia Healthcare Co., Inc.:
5.63%, 02/15/23(g)		210	210,263
6.50%, 03/01/24		565	574,322
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		164	166,870
Centene Corp.:
4.75%, 05/15/22(g)		402	402,503
6.13%, 02/15/24		40	41,800
5.38%, 06/01/26(b)(g)		1,675	1,700,125
CHS/Community Health Systems, Inc., 8.63%, 01/15/24(b)		495	500,569
DaVita, Inc., 5.13%, 07/15/24(g)		276	263,580
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(b)(g)(j)		219	220,095
HCA, Inc.:
4.75%, 05/01/23(g)		224	226,240
5.00%, 03/15/24(g)		1,158	1,171,751
5.25%, 04/15/25(g)		1,683	1,718,764
5.25%, 06/15/26(g)		440	447,700
5.38%, 09/01/26		425	421,812
5.63%, 09/01/28		450	445,500
5.50%, 06/15/47(g)		1,550	1,525,200

Security		Par (000)	Value
Health Care Providers & Services (continued)
HealthSouth Corp., 5.75%, 11/01/24	USD	76	$75,810
MEDNAX, Inc., 5.25%, 12/01/23(b)(g)		143	142,821
Molina Healthcare, Inc., 4.88%, 06/15/25(b)		126	120,330
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)(g)		590	599,334
Northwell Healthcare, Inc., 4.26%, 11/01/47(g)		686	623,593
NVA Holdings, Inc., 6.88%, 04/01/26(b)		287	283,413
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(b)(g)(j)		1,046	1,072,150
Regional Care Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)(g)		222	234,488
Sterigenics-Nordion Holdings LLC, 6.50%, 05/15/23(b)		218	213,095
Surgery Center Holdings, Inc.(b):
8.88%, 04/15/21		162	166,455
6.75%, 07/01/25(g)		324	304,560
Team Health Holdings, Inc., 6.38%, 02/01/25(b)(g)		496	427,800
Tenet Healthcare Corp.:
6.00%, 10/01/20(g)		806	825,384
7.50%, 01/01/22(b)		206	214,755
8.13%, 04/01/22(g)		1,538	1,601,442
6.75%, 06/15/23		531	527,681
4.63%, 07/15/24(g)		419	403,853
6.88%, 11/15/31		8	7,040
Thermo Fisher Scientific, Inc., 2.95%, 09/19/26(g)		1,000	913,173
UnitedHealth Group, Inc., 4.38%, 03/15/42(g)		750	732,897
Vizient, Inc., 10.38%, 03/01/24(b)(g)		382	415,425
WellCare Health Plans, Inc.:
5.25%, 04/01/25		101	100,748
5.38%, 08/15/26(b)		372	371,070

			20,414,411
Health Care Technology — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(b)		284	277,610
Quintiles IMS, Inc.:
3.25%, 03/15/25(b)	EUR	100	114,444
3.25%, 03/15/25		194	222,021

			614,075
Hotels, Restaurants & Leisure — 4.0%
Boyd Gaming Corp., 6.00%, 08/15/26	USD	231	223,204
Boyne USA, Inc., 7.25%, 05/01/25(b)		94	97,995
Churchill Downs, Inc., 4.75%, 01/15/28(b)		82	74,620
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21	EUR	100	106,756
CPUK Finance Ltd., 4.25%, 02/28/47	GBP	100	128,295
CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25%, 10/15/25(b)(g)	USD	353	328,511
Delta Merger Sub, Inc., 6.00%, 09/15/26(b)		138	135,157
Eldorado Resorts, Inc., 6.00%, 04/01/25		106	104,675
Enterprise Inns PLC, 6.00%, 10/06/23	GBP	3,320	4,581,468
ESH Hospitality, Inc., 5.25%, 05/01/25(b)(g)	USD	242	228,992
GLP Capital LP/GLP Financing II, Inc.:
5.38%, 11/01/23		148	151,836
5.25%, 06/01/25		54	54,271
5.75%, 06/01/28		19	19,202
Golden Nugget, Inc., 6.75%, 10/15/24(b)(g)		619	617,452
International Game Technology PLC:
4.75%, 02/15/23	EUR	107	129,402
6.25%, 01/15/27(b)	USD	264	259,050
IRB Holding Corp., 6.75%, 02/15/26(b)		81	77,558

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(b):
5.00%, 06/01/24	USD	45	$44,381
5.25%, 06/01/26(g)		406	398,895
4.75%, 06/01/27		9	8,460
Ladbrokes Group Finance PLC, 5.13%, 09/08/23	GBP	200	265,975
McDonald’s Corp., 3.70%, 01/30/26(g)	USD	750	731,734
Melco Resorts Finance Ltd., 4.88%, 06/06/25(b)(g)		245	224,589
MGM Resorts International:
6.63%, 12/15/21(g)		1,390	1,455,594
7.75%, 03/15/22(g)		180	193,275
4.63%, 09/01/26		38	34,295
New Red Finance, Inc.(b)(g):
4.25%, 05/15/24		291	273,540
5.00%, 10/15/25		2,160	2,025,000
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 04/15/21(g)		460	459,425
Scientific Games International, Inc.:
10.00%, 12/01/22(g)		600	627,000
5.00%, 10/15/25 (b)(g)		520	483,600
3.38%, 02/15/26	EUR	300	314,548
Six Flags Entertainment Corp., 4.88%, 07/31/24(b)(g)	USD	1,045	987,525
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26(b)		216	219,240
Station Casinos LLC, 5.00%, 10/01/25(b)(g)		343	318,565
Stonegate Pub Co. Financing PLC, 4.88%, 03/15/22	GBP	100	125,322
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 03/30/21		1,163	1,553,167
Series M, 7.40%, 03/28/24		6,400	9,015,750
Vue International Bidco PLC, 7.88%, 07/15/20		117	149,549
Wyndham Destinations, Inc.:
4.15%, 04/01/24	USD	16	15,400
4.50%, 04/01/27		76	70,395
Wyndham Worldwide Corp., 3.90%, 03/01/23		202	186,850
Wynn Macau Ltd., 5.50%, 10/01/27(b)(g)		600	541,500
Yum! Brands, Inc.:
3.88%, 11/01/23		110	103,950
5.35%, 11/01/43		7	6,090

			28,152,058
Household Durables — 0.9%
Algeco Scotsman Global Finance PLC, 8.00%, 02/15/23(b)		761	764,805
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 07/01/22(b)(g)		599	584,025
Century Communities, Inc., 6.88%, 05/15/22(g)		569	566,155
K Hovnanian Enterprises, Inc., 10.00%, 07/15/22(b)		242	233,530
Lennar Corp.:
8.38%, 01/15/21		144	155,160
6.25%, 12/15/21(g)		450	464,625
4.88%, 12/15/23		146	142,532
4.75%, 05/30/25(g)		410	390,525
5.25%, 06/01/26		32	30,562
4.75%, 11/29/27(g)		425	397,375
Mattamy Group Corp.(b):
6.88%, 12/15/23		169	164,564
6.50%, 10/01/25		205	192,700
MDC Holdings, Inc., 6.00%, 01/15/43		144	115,200
Meritage Homes Corp., 5.13%, 06/06/27		91	80,080

Security		Par (000)	Value
Household Durables (continued)
Newell Brands, Inc., 4.20%, 04/01/26(g)	USD	1,000	$918,702
PulteGroup, Inc.:
6.38%, 05/15/33(g)		469	434,997
6.00%, 02/15/35		48	43,440
Tempur Sealy International, Inc., 5.50%, 06/15/26(g)		191	174,765
TRI Pointe Group, Inc.:
4.88%, 07/01/21		124	122,760
5.25%, 06/01/27(g)		46	39,273
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.:
4.38%, 06/15/19(g)		225	225,000
5.88%, 06/15/24		207	193,286

			6,434,061
Household Products — 0.0%
ACCO Brands Corp., 5.25%, 12/15/24(b)		102	94,860

Independent Power and Renewable Electricity Producers — 1.0%
AES Corp.:
4.50%, 03/15/23		227	223,879
4.88%, 05/15/23(g)		204	201,960
5.50%, 04/15/25		97	97,242
6.00%, 05/15/26(g)		352	359,920
5.13%, 09/01/27		316	312,050
Calpine Corp.:
5.38%, 01/15/23		440	416,900
5.88%, 01/15/24(b)(g)		481	481,000
5.75%, 01/15/25		110	98,290
5.25%, 06/01/26(b)(g)		921	846,169
Clearway Energy Operating LLC, 5.75%, 10/15/25(b)		423	416,655
Dynegy, Inc.:
7.38%, 11/01/22		43	44,613
7.63%, 11/01/24		148	156,510
Genneia SA, 8.75%, 01/20/22(b)(g)		1,061	986,741
NRG Energy, Inc.(g):
6.63%, 01/15/27		1,080	1,117,800
5.75%, 01/15/28		237	236,407
NRG Yield Operating LLC, 5.38%, 08/15/24(g)		254	251,301
QEP Resources, Inc., 5.38%, 10/01/22(g)		516	508,260
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		214	202,765
6.63%, 06/15/25(m)		35	36,488
5.00%, 01/31/28		214	191,262

			7,186,212
Industrial Conglomerates — 0.3%
Algeco Global Finance PLC, 6.50%, 02/15/23	EUR	100	116,940
Apergy Corp., 6.38%, 05/01/26(b)(e)	USD	119	120,488
BWX Technologies, Inc., 5.38%, 07/15/26(b)		181	181,452
Colfax Corp., 3.25%, 05/15/25	EUR	100	113,282
General Electric Co., 4.13%, 10/09/42(g)	USD	750	618,683
Vertiv Group Corp., 9.25%, 10/15/24(b)(g)		728	724,360

			1,875,205
Insurance — 0.9%
American International Group, Inc., 4.80%, 07/10/45(g)		500	465,215
AmWINS Group, Inc., 7.75%, 07/01/26(b)		226	232,215
Aon PLC, 3.88%, 12/15/25(g)		1,280	1,255,077
Assicurazioni Generali SpA(h):
(3 mo. Euribor + 7.11%), 7.75%, 12/12/42	EUR	100	131,027
(3 mo. Euribor + 5.35%), 5.50%, 10/27/47		100	117,549

CONSOLIDATED SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Insurance (continued)
AssuredPartners, Inc., 7.00%, 08/15/25(b)	USD	18	$17,707
Groupama SA, 6.00%, 01/23/27	EUR	100	131,387
HUB International Ltd., 7.00%, 05/01/26(b)	USD	656	640,256
Nationwide Building Society, 4.13%, 10/18/32(b)(c)(g)		690	614,507
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(b)(g)		700	655,578
USIS Merger Sub, Inc., 6.88%, 05/01/25(b)		72	70,560
Wand Merger Corp.(b):
8.13%, 07/15/23		322	327,635
9.13%, 07/15/26		220	223,300
Wayne Merger Sub LLC, 8.25%, 08/01/23(b)(g)		1,174	1,213,482

			6,095,495
Internet Software & Services — 0.4%
Equinix, Inc.:
2.88%, 03/15/24	EUR	100	114,681
2.88%, 10/01/25		100	110,968
5.88%, 01/15/26(g)	USD	566	575,905
Netflix, Inc.:
5.50%, 02/15/22		15	15,298
4.38%, 11/15/26(g)		119	109,331
5.88%, 11/15/28(b)(g)		596	585,570
4.63%, 05/15/29	EUR	100	113,548
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)(g)	USD	182	171,080
Sabre GLBL, Inc., 5.25%, 11/15/23(b)(g)		269	265,605
Symantec Corp., 5.00%, 04/15/25(b)(g)		187	175,900
Uber Technologies, Inc., 7.50%, 11/01/23(a)(b)		146	145,407
United Group BV(3 mo. Euribor + 4.38%), 4.38%, 07/01/23(d)	EUR	100	113,653

			2,496,946
IT Services — 1.0%
Banff Merger Sub, Inc.:
8.38%, 09/01/26		130	145,728
9.75%, 09/01/26(b)	USD	1,493	1,433,280
Fidelity National Information Services, Inc., 3.00%, 08/15/26(g)		1,000	909,149
First Data Corp.(b):
7.00%, 12/01/23(g)		1,335	1,384,395
5.00%, 01/15/24		160	158,000
5.75%, 01/15/24(g)		2,668	2,684,675
Gartner, Inc., 5.13%, 04/01/25(b)(g)		207	205,447
InterXion Holding NV, 4.75%, 06/15/25	EUR	100	118,079
WEX, Inc., 4.75%, 02/01/23(b)	USD	108	107,460

			7,146,213
Leisure Products — 0.1%
Mattel, Inc.:
6.75%, 12/31/25(b)		385	368,638
6.20%, 10/01/40		80	65,200
5.45%, 11/01/41		47	37,600

			471,438
Machinery — 0.3%
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		201	198,990
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	118	129,476
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(b)(g)	USD	255	239,062
SPX FLOW, Inc.(b):
5.63%, 08/15/24(g)		330	320,100
5.88%, 08/15/26		153	146,880
Terex Corp., 5.63%, 02/01/25(b)(g)		419	398,574

Security		Par (000)	Value
Machinery (continued)
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(b)(g)	USD	632	$526,140
Wabash National Corp., 5.50%, 10/01/25(b)(g)		286	257,400

			2,216,622
Media — 6.5%
Altice Financing SA(b)(g):
6.63%, 02/15/23		400	395,920
7.50%, 05/15/26		613	576,220
Altice France SA(b):
7.38%, 05/01/26(g)		951	910,288
8.13%, 02/01/27		1,400	1,386,000
Altice Luxembourg SA, 7.75%, 05/15/22(b)(g)		1,199	1,116,569
Altice US Finance I Corp.(b):
5.38%, 07/15/23(g)		980	979,814
5.50%, 05/15/26		800	779,248
AMC Networks, Inc., 4.75%, 08/01/25(g)		610	567,056
Cablevision SA, 6.50%, 06/15/21(b)		637	622,667
Cablevision Systems Corp., 8.00%, 04/15/20(g)		286	299,228
CBS Radio, Inc., 7.25%, 11/01/24(b)		18	16,943
CCO Holdings LLC/CCO Holdings Capital Corp.(g):
5.13%, 02/15/23		709	705,455
4.00%, 03/01/23(b)		421	401,002
5.13%, 05/01/23(b)		145	144,275
5.13%, 05/01/27(b)		2,425	2,282,531
5.00%, 02/01/28(b)		328	305,655
Cequel Communications Holdings I LLC/Cequel Capital Corp.(b):
5.13%, 12/15/21		760	757,933
7.75%, 07/15/25		830	877,725
7.50%, 04/01/28		569	589,751
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/45(g)		3,000	3,045,474
Clear Channel International BV, 8.75%, 12/15/20(b)(g)		906	924,120
Clear Channel Worldwide Holdings, Inc.(g):
6.50%, 11/15/22		2,938	2,979,669
Series B, 7.63%, 03/15/20		837	835,954
Comcast Corp.(g):
4.60%, 08/15/45		1,750	1,672,914
4.70%, 10/15/48		2,750	2,674,619
CSC Holdings LLC:
10.13%, 01/15/23(b)(g)		1,388	1,510,005
5.25%, 06/01/24(g)		755	727,631
6.63%, 10/15/25(b)		288	301,680
10.88%, 10/15/25(b)(g)		1,603	1,849,461
Discovery Communications LLC, 4.95%, 05/15/42(g)		400	359,284
DISH DBS Corp.:
6.75%, 06/01/21(g)		343	346,430
5.88%, 07/15/22(g)		1,037	979,965
5.00%, 03/15/23(g)		303	265,125
5.88%, 11/15/24(g)		268	227,800
7.75%, 07/01/26		102	91,290
DKT Finance ApS, 7.00%, 06/17/23	EUR	181	219,873
eircom Finance DAC, 4.50%, 05/31/22		100	115,611
Hughes Satellite Systems Corp.:
7.63%, 06/15/21	USD	113	119,837
5.25%, 08/01/26(g)		564	535,800

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Media (continued)
Inmarsat Finance PLC, 4.88%, 05/15/22(b)	USD	100	$97,952
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		954	853,830
8.50%, 10/15/24(b)		1,249	1,227,142
9.75%, 07/15/25(b)		1,077	1,128,157
Intelsat SA, 4.50%, 06/15/25(b)(k)		28	47,095
Interpublic Group of Cos., Inc., 4.20%, 04/15/24(g)		1,000	993,573
Level 3 Parent LLC, 5.75%, 12/01/22		99	98,732
LGE HoldCo VI BV, 7.13%, 05/15/24	EUR	177	213,200
Live Nation Entertainment, Inc., 4.88%, 11/01/24(b)	USD	34	32,555
MDC Partners, Inc., 6.50%, 05/01/24(b)(g)		404	331,280
Meredith Corp., 6.88%, 02/01/26(b)		184	184,000
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 08/15/23(b)(g)		282	293,985
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22(b)		397	386,579
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(b)		172	160,390
Radiate Holdco LLC/Radiate Finance, Inc.(b):
6.88%, 02/15/23		71	68,160
6.63%, 02/15/25(g)		256	239,360
Sirius XM Radio, Inc., 5.00%, 08/01/27(b)(g)		270	253,716
TEGNA, Inc., 5.50%, 09/15/24 (b)		79	78,901
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(b)		600	556,500
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	90	109,867
Telesat Canada/Telesat LLC, 8.88%, 11/15/24(b)(g)	USD	286	304,590
Tribune Media Co., 5.88%, 07/15/22		361	365,513
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
3.50%, 01/15/27	EUR	100	119,070
6.25%, 01/15/29		90	114,645
Univision Communications, Inc.(b):
5.13%, 05/15/23(g)	USD	556	523,752
5.13%, 02/15/25		70	63,980
UPCB Finance IV Ltd.:
5.38%, 01/15/25(b)		200	194,600
4.00%, 01/15/27	EUR	103	120,235
Viacom, Inc., 5.85%, 09/01/43(g)	USD	645	637,055
Videotron Ltd., 5.13%, 04/15/27(b)(g)		387	366,682
Virgin Media Finance PLC, 5.75%, 01/15/25(b)(g)		1,050	1,011,937
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	200	254,062
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23		100	130,057
Virgin Media Secured Finance PLC:
4.88%, 01/15/27		130	161,804
6.25%, 03/28/29		175	231,718
Warner Media LLC(g):
4.65%, 06/01/44	USD	111	95,619
4.85%, 07/15/45		389	348,050
Ziggo Secured Finance BV, 5.50%, 01/15/27(b)(g)		328	300,940

			46,196,105
Metals & Mining — 1.8%
Alcoa Nederland Holding BV(b):
7.00%, 09/30/26		200	211,000
6.13%, 05/15/28		200	199,500

Security		Par (000)	Value
Metals & Mining (continued)
BHP Billiton Finance USA Ltd., 4.13%, 02/24/42(g)	USD	250	$238,084
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(b)		209	217,883
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(b)		220	210,100
Constellium NV(b):
5.75%, 05/15/24		250	237,813
6.63%, 03/01/25		300	294,000
5.88%, 02/15/26(g)		743	692,847
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		276	268,755
3.55%, 03/01/22		754	713,472
3.88%, 03/15/23		1,126	1,041,550
4.55%, 11/14/24		177	163,946
5.40%, 11/14/34		250	218,750
5.45%, 03/15/43		1,458	1,235,655
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(b)(g)		571	586,702
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(b)		192	205,440
Kaiser Aluminum Corp., 5.88%, 05/15/24		124	124,155
Novelis Corp.(b):
6.25%, 08/15/24		968	958,320
5.88%, 09/30/26		617	581,522
Rio Tinto Finance USA PLC, 4.75%, 03/22/42(g)		400	411,629
Steel Dynamics, Inc.:
5.25%, 04/15/23(g)		525	526,313
4.13%, 09/15/25(g)		231	215,985
5.00%, 12/15/26		15	14,663
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 06/15/25(b)(g)		332	337,810
Teck Resources Ltd.:
4.50%, 01/15/21		20	20,050
5.20%, 03/01/42(g)		615	545,812
5.40%, 02/01/43(g)		174	158,340
United States Steel Corp.:
6.88%, 08/15/25(g)		309	302,820
6.25%, 03/15/26		383	360,978
Vale Overseas Ltd., 6.25%, 08/10/26(g)		680	726,764
VM Holdings SA, 5.38%, 05/04/27(b)(g)		857	833,441

			12,854,099
Multi-Utilities — 0.1%
NGL Energy Partners LP/NGL Energy Finance Corp., 5.13%, 07/15/19(g)		150	150,375
Superior Plus LP/Superior General Partner, Inc., 7.00%, 07/15/26(b)		371	370,073

			520,448
Multiline Retail — 0.1%
Neiman Marcus Group Ltd., 8.00%, 10/15/21(b)(g)		257	154,200
Target Corp., 4.00%, 07/01/42(g)		300	279,519

			433,719
Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 4.63%, 02/10/26(b)		225	209,039

Oil, Gas & Consumable Fuels — 8.2%
Anadarko Petroleum Corp., 4.50%, 07/15/44(g)		500	437,035
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25%, 12/01/27(g)		235	223,651

CONSOLIDATED SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24	USD	65	$63,375
Antero Resources Corp.:
5.13%, 12/01/22		92	91,368
5.63%, 06/01/23		123	123,000
5.00%, 03/01/25		420	407,925
Apache Corp., 4.75%, 04/15/43(g)		800	710,452
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b):
10.00%, 04/01/22		161	177,301
7.00%, 11/01/26		238	230,860
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b)		350	346,920
Bruin E&P Partners LLC, 8.88%, 08/01/23(b)		504	496,440
California Resources Corp., 8.00%, 12/15/22(b)		459	408,510
Callon Petroleum Co.:
6.13%, 10/01/24(g)		242	235,950
Series WI, 6.38%, 07/01/26		128	127,040
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50%, 04/15/21		10	9,600
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23(g)		286	280,995
8.25%, 07/15/25		309	320,587
Chaparral Energy, Inc., 8.75%, 07/15/23(b)		327	313,626
Cheniere Corpus Christi Holdings LLC(g):
7.00%, 06/30/24		578	624,962
5.88%, 03/31/25		428	440,840
5.13%, 06/30/27		830	813,400
Cheniere Energy Partners LP, Series WI, 5.25%, 10/01/25(g)		377	369,931
Chesapeake Energy Corp.:
6.63%, 08/15/20		184	189,520
4.88%, 04/15/22		50	47,500
7.00%, 10/01/24		1,165	1,140,244
8.00%, 01/15/25		407	412,087
7.50%, 10/01/26		204	199,920
8.00%, 06/15/27(g)		651	646,931
Citgo Holding, Inc., 10.75%, 02/15/20(b)		170	176,800
CNX Resources Corp., 5.88%, 04/15/22(g)		2,199	2,159,154
Comstock Escrow Corp., 9.75%, 08/15/26(b)		246	237,390
CONSOL Energy, Inc., 11.00%, 11/15/25(b)(g)		444	498,390
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(b)(g)		362	355,665
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 04/01/23		35	35,700
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)(g)		1,020	970,275
DCP Midstream LLC(b):
4.75%, 09/30/21		160	160,400
6.45%, 11/03/36(g)		254	262,255
6.75%, 09/15/37(g)		396	411,840
DCP Midstream Operating LP, 5.38%, 07/15/25		110	111,546
DEA Finance SA, 7.50%, 10/15/22	EUR	100	120,072
Denbury Resources, Inc.(b):
9.25%, 03/31/22(g)	USD	475	495,187
7.50%, 02/15/24		242	236,555
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25		218	214,730
5.70%, 10/15/39		38	28,690
4.88%, 11/01/43		340	231,200

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Diamondback Energy, Inc.:
4.75%, 11/01/24	USD	137	$133,233
5.38%, 05/31/25(g)		130	129,350
Eclipse Resources Corp., 8.88%, 07/15/23		80	79,600
Enbridge, Inc., 6.25%, 03/01/78(c)		1,865	1,745,109
Endeavor Energy Resources LP/EER Finance, Inc.(b):
5.50%, 01/30/26		422	433,605
5.75%, 01/30/28		242	249,865
Energy Transfer Partners LP(g):
6.13%, 12/15/45		500	496,591
5.30%, 04/15/47		350	314,662
EnLink Midstream Partners LP:
4.40%, 04/01/24		281	270,781
4.15%, 06/01/25		28	26,027
4.85%, 07/15/26		46	43,508
5.05%, 04/01/45		91	71,998
5.45%, 06/01/47		244	205,586
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(k)		868	792,652
Enterprise Products Operating LLC, 5.38%, 02/15/78(c)(g)		420	374,529
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 05/01/20		10	9,775
9.38%, 05/01/24(b)(g)		547	415,720
7.75%, 05/15/26(b)		494	494,000
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		91	85,313
5.63%, 02/01/26(g)		676	571,220
Frontera Energy Corp., 9.70%, 06/25/23(b)		697	737,426
Genesis Energy LP/Genesis Energy Finance Corp.(g):
6.50%, 10/01/25		111	102,398
6.25%, 05/15/26		188	169,670
Geopark Ltd., 6.50%, 09/21/24(b)		228	226,860
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(b)(g)		649	616,550
Gulfport Energy Corp.:
6.63%, 05/01/23		228	228,000
6.00%, 10/15/24		66	61,710
6.38%, 01/15/26		132	123,090
Halcon Resources Corp., 6.75%, 02/15/25(g)		495	450,450
Hess Corp., 4.30%, 04/01/27(g)		750	703,354
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/26(b)(g)		313	313,782
Impulsora Pipeline LLC, 6.05%, 12/31/42(a)(d)		1,700	1,652,897
Jagged Peak Energy LLC, 5.88%, 05/01/26(b)		16	15,600
Kinder Morgan Energy Partners LP, 4.25%, 09/01/24(g)		2,500	2,502,682
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(b)		133	131,338
Matador Resources Co., 5.88%, 09/15/26(b)		460	449,650
MEG Energy Corp.(b):
6.38%, 01/30/23		129	124,485
6.50%, 01/15/25(g)		409	423,315
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 01/15/28		338	300,397
Nabors Industries, Inc., 5.75%, 02/01/25(g)		185	170,741

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Newfield Exploration Co., 5.38%, 01/01/26	USD	253	$255,373
NGPL PipeCo LLC(b):
4.88%, 08/15/27		301	289,712
7.77%, 12/15/37(g)		421	492,570
Noble Holding International Ltd.:
7.75%, 01/15/24(g)		228	212,895
7.88%, 02/01/26(b)(g)		1,104	1,095,720
5.25%, 03/15/42		140	97,300
Northern Oil and Gas, Inc., (9.50% Cash or 8.50% PIK), 9.50%, 05/15/23(b)(j)		338	349,407
Odebrecht Offshore Drilling Finance(b):
6.72%, 12/01/22(g)	BRL	293	279,303
7.72%, 12/01/26(j)		29	8,823
Pacific Drilling First Lien Escrow Issuer Ltd., 8.38%, 10/01/23(b)	USD	633	640,912
Paramount Resources Ltd., 6.88%, 06/30/23(b)(g)		499	513,970
Parsley Energy LLC/Parsley Finance Corp.(b):
6.25%, 06/01/24		79	81,173
5.38%, 01/15/25(g)		361	353,780
5.25%, 08/15/25		91	87,929
5.63%, 10/15/27		469	462,326
PBF Holding Co. LLC/ PBF Finance Corp., 7.25%, 06/15/25(g)		252	259,560
PDC Energy, Inc.:
1.13%, 09/15/21(k)		1,047	984,180
6.13%, 09/15/24		42	40,110
5.75%, 05/15/26		133	122,028
Petrobras Global Finance BV:
8.38%, 05/23/21(g)		126	137,120
6.13%, 01/17/22(g)		310	321,237
5.30%, 01/27/25		1,008	961,380
8.75%, 05/23/26		637	711,433
6.00%, 01/27/28(g)		1,093	1,037,257
Petroleos Mexicanos:
5.38%, 03/13/22		47	46,911
6.50%, 03/13/27(g)		424	410,432
5.35%, 02/12/28(b)		199	177,289
QEP Resources, Inc.:
6.88%, 03/01/21		57	59,280
5.63%, 03/01/26		514	483,802
Range Resources Corp.:
5.88%, 07/01/22(g)		263	264,644
5.00%, 08/15/22(g)		91	89,408
5.00%, 03/15/23		91	88,043
4.88%, 05/15/25(g)		177	164,168
Resolute Energy Corp., 8.50%, 05/01/20(g)		492	490,770
Rockies Express Pipeline LLC, 6.88%, 04/15/40(b)		309	336,037
Rowan Cos., Inc.:
4.88%, 06/01/22		281	269,057
4.75%, 01/15/24		13	11,278
7.38%, 06/15/25		139	132,050
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24		10	10,590
Sanchez Energy Corp.:
7.75%, 06/15/21(g)		1,353	676,500
7.25%, 02/15/23(b)		139	127,359
SESI LLC:
7.13%, 12/15/21		100	99,250
7.75%, 09/15/24		247	242,677
Seven Generations Energy Ltd., 5.38%, 09/30/25(b)		125	116,563
Shell International Finance BV, 4.38%, 05/11/45(g)		450	443,080
SM Energy Co.:
5.00%, 01/15/24		227	216,217
5.63%, 06/01/25(g)		412	396,550

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
6.75%, 09/15/26	USD	42	$42,105
6.63%, 01/15/27		178	178,890
Southwestern Energy Co.:
6.20%, 01/23/25		203	197,418
7.50%, 04/01/26(g)		207	210,622
7.75%, 10/01/27(g)		466	471,825
Suncor Energy, Inc., 6.50%, 06/15/38(g)		800	939,669
Sunoco LP/Sunoco Finance Corp.(b):
4.88%, 01/15/23		392	377,790
5.50%, 02/15/26		120	114,300
5.88%, 03/15/28		147	137,078
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(b):
4.75%, 10/01/23		31	30,671
5.50%, 09/15/24(g)		572	575,575
5.50%, 01/15/28(g)		1,161	1,147,718
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25%, 05/01/23		16	15,960
5.13%, 02/01/25		87	84,608
5.88%, 04/15/26(b)(g)		402	404,010
5.00%, 01/15/28(g)		424	401,740
Transocean Guardian Ltd., 5.88%, 01/15/24(b)		319	315,810
Transocean Pontus Ltd., 6.13%, 08/01/25(b)		376	373,650
W&T Offshore, Inc., 2018 Term Loan, 9.75%, 11/01/23(b)		180	174,186
Whiting Petroleum Corp., 6.63%, 01/15/26(g)		395	394,506
WildHorse Resource Development Corp., 6.88%, 02/01/25		188	187,060
Williams Partners LP, 4.50%, 11/15/23(g)		1,750	1,774,479
WPX Energy, Inc.:
8.25%, 08/01/23		101	113,499
5.25%, 09/15/24(g)		184	181,700
5.75%, 06/01/26		200	199,000
YPF SA, 8.50%, 07/28/25		906	858,208

			58,092,868
Paper & Forest Products — 0.0%
Norbord, Inc., 6.25%, 04/15/23(b)		182	184,730

Pharmaceuticals — 2.1%
AbbVie, Inc.(g):
3.20%, 05/14/26		775	709,301
4.45%, 05/14/46		1,000	874,894
Allergan Funding SCS(g):
3.80%, 03/15/25		1,000	963,589
4.75%, 03/15/45		500	468,568
Allergan Sales LLC, 5.00%, 12/15/21(b)(g)		718	740,559
Bausch Health Cos., Inc.(b):
6.13%, 04/15/25(g)		446	410,186
5.50%, 11/01/25(g)		677	663,460
8.50%, 01/31/27		566	575,905
Charles River Laboratories International, Inc., 5.50%, 04/01/26(b)		150	149,625
CVS Health Corp., 5.05%, 03/25/48(g)		1,110	1,082,318
Elanco Animal Health, Inc.(b):
4.27%, 08/28/23		154	153,292
4.90%, 08/28/28		166	163,989
Endo Finance LLC/Endo Finco, Inc., 5.38%, 01/15/23(b)(g)		620	528,550
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24(b)(g)		190	199,975

CONSOLIDATED SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Pharmaceuticals (continued)
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(b)(g)	USD	1,166	$1,165,650
Mylan NV, 3.95%, 06/15/26(g)		650	596,443
Rossini Sarl, 6.75%, 10/30/25	EUR	216	248,934
Synlab Bondco PLC, 6.25%, 07/01/22		145	169,367
Synlab Unsecured Bondco PLC, 8.25%, 07/01/23		100	120,514
Valeant Pharmaceuticals International, Inc.:
7.50%, 07/15/21(b)	USD	10	10,150
5.63%, 12/01/21(b)(g)		554	544,997
6.50%, 03/15/22(b)(g)		408	422,280
5.50%, 03/01/23(b)(g)		2,119	2,007,752
4.50%, 05/15/23	EUR	452	495,340
5.88%, 05/15/23(b)(g)	USD	500	476,875
7.00%, 03/15/24(b)(g)		566	592,709
9.00%, 12/15/25(b)		170	177,225
9.25%, 04/01/26(b)		257	269,529

			14,981,976
Real Estate Management & Development — 0.2%
ADLER Real Estate AG:
1.88%, 04/27/23	EUR	100	109,726
2.13%, 02/06/24		100	109,561
3.00%, 04/27/26		100	109,600
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)	USD	208	201,760
Howard Hughes Corp., 5.38%, 03/15/25(b)(g)		256	245,760
Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, 04/15/19(b)(g)		205	203,975
RESIDOMO Sro, 3.38%, 10/15/24	EUR	100	113,661

			1,094,043
Road & Rail — 1.0%
Ashtead Capital, Inc., 5.25%, 08/01/26(b)	USD	278	273,580
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.13%, 06/01/22(b)(g)		462	473,841
Avis Budget Finance PLC, 4.75%, 01/30/26	EUR	177	194,465
Burlington Northern Santa Fe LLC, 4.38%, 09/01/42(g)	USD	500	488,291
CMA CGM SA, 5.25%, 01/15/25	EUR	100	95,709
EC Finance PLC, 2.38%, 11/15/22		200	224,503
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(b)	USD	203	168,490
Herc Rentals, Inc.(b):
7.50%, 06/01/22		59	61,360
7.75%, 06/01/24(g)		199	209,945
Hertz Corp., 7.63%, 06/01/22(b)(g)		478	457,900
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	100	113,386
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(b)(g)	USD	4,000	4,030,000
Loxam SAS, 3.50%, 05/03/23	EUR	100	115,966
Union Pacific Corp., 4.05%, 11/15/45(g)	USD	500	455,919

			7,363,355
Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		89	97,455
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27(g)		2,600	2,387,422
Microchip Technology, Inc., 1.63%, 02/15/25(k)		570	742,410
ON Semiconductor Corp., 1.00%, 12/01/20(k)		594	665,684
Qorvo, Inc., 5.50%, 07/15/26(b)		500	501,250
QUALCOMM, Inc., 4.65%, 05/20/35(g)		400	393,235
Sensata Technologies BV, 5.00%, 10/01/25(b)		84	81,060

Security		Par (000)	Value
Semiconductors & Semiconductor Equipment (continued)
Sensata Technologies UK Financing Co. PLC, 6.25%, 02/15/26(b)	USD	222	$225,885

			5,094,401
Software — 1.9%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		656	656,000
CA, Inc., 3.60%, 08/15/22(g)		660	652,640
CDK Global, Inc., 4.88%, 06/01/27(g)		580	543,025
Citrix Systems, Inc., 0.50%, 04/15/19(k)		166	235,182
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, 10.00%, 11/30/24(b)(g)		889	964,565
Infor US, Inc., 6.50%, 05/15/22(g)		2,142	2,136,645
Informatica LLC, 7.13%, 07/15/23(b)(g)		1,047	1,068,265
Microsoft Corp., 3.70%, 08/08/46(g)		1,750	1,610,693
Nuance Communications, Inc.:
5.38%, 08/15/20(b)(g)		31	31,019
6.00%, 07/01/24(g)		238	240,975
5.63%, 12/15/26		153	149,940
Oracle Corp., 4.00%, 07/15/46(g)		1,500	1,351,553
PTC, Inc., 6.00%, 05/15/24(g)		269	275,053
RP Crown Parent LLC, 7.38%, 10/15/24(b)(g)		544	557,600
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(b)(g)		1,792	1,944,374
TIBCO Software, Inc., 11.38%, 12/01/21(b)(g)		929	984,740

			13,402,269
Specialty Retail — 0.3%
Asbury Automotive Group, Inc., 6.00%, 12/15/24(g)		395	388,087
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(b)(g)		384	360,000
Group 1 Automotive, Inc., 5.25%, 12/15/23(b)		53	51,013
Hexion US Finance Corp., 6.63%, 04/15/20		129	114,165
L Brands, Inc.:
6.88%, 11/01/35(g)		478	406,300
6.75%, 07/01/36		79	65,274
Lowe’s Cos., Inc., 4.65%, 04/15/42(g)		400	397,744
Masaria Investments SAU, 5.00%, 09/15/24	EUR	100	105,333
Penske Automotive Group, Inc., 5.50%, 05/15/26	USD	32	30,400
PVH Corp., 3.13%, 12/15/27	EUR	114	126,042
Shop Direct Funding PLC, 7.75%, 11/15/22	GBP	100	113,443

			2,157,801
Technology Hardware, Storage & Peripherals — 0.6%
Apple, Inc., 4.65%, 02/23/46(g)	USD	1,500	1,547,337
Dell International LLC/EMC Corp.(b):
4.42%, 06/15/21		25	25,208
7.13%, 06/15/24(g)		774	819,135
6.02%, 06/15/26(g)		170	176,162
8.35%, 07/15/46(g)		100	116,207
Western Digital Corp., 4.75%, 02/15/26(g)		1,288	1,189,790

			3,873,839
Textiles, Apparel & Luxury Goods — 0.0%
BiSoho SAS, 5.88%, 05/01/23	EUR	49	57,657

Thrifts & Mortgage Finance — 0.1%
Bracken MidCo1 PLC, 8.88%, 10/15/23(j)	GBP	100	125,929
Jerrold Finco PLC, 6.25%, 09/15/21		100	130,696
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(b)(g):
5.25%, 03/15/22	USD	27	26,865

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Thrifts & Mortgage Finance (continued)
5.25%, 10/01/25	USD	338	$312,650

			596,140
Tobacco — 0.3%
Altria Group, Inc., 4.50%, 05/02/43(g)		750	684,449
Philip Morris International, Inc., 4.38%, 11/15/41(g)		900	822,247
Reynolds American, Inc., 5.85%, 08/15/45(g)		715	734,384

			2,241,080
Trading Companies & Distributors — 0.0%
Doric Nimrod Air Alpha Ltd. Pass-Through Trust, Series 2012-1, Class B, 6.50%, 05/30/21(b)		151	151,708

Transportation — 0.0%
JB Poindexter & Co., Inc., 7.13%, 04/15/26(b)		73	75,190

Transportation Infrastructure — 0.2%
Rumo Luxembourg Sarl, 7.38%, 02/09/24(b)(g)		1,061	1,098,135
Transurban Finance Co. Property Ltd., 4.13%, 02/02/26(b)(g)		520	507,463

			1,605,598
Utilities — 0.3%
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	100	111,238
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(b)	USD	1,061	893,903
Stoneway Capital Corp., 10.00%, 03/01/27(b)(g)		1,022	950,840
Vistra Operations Co. LLC, 5.50%, 09/01/26(b)		249	245,265

			2,201,246
Wireless Telecommunication Services — 2.2%
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24(b)		5,000	5,114,375
CoreCivic, Inc., 4.75%, 10/15/27		200	170,500
CyrusOne LP/CyrusOne Finance Corp., 5.38%, 03/15/27		78	77,415
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	100	111,181
Matterhorn Telecom SA (3 mo. Euribor + 3.25%), 3.25%, 02/01/23(d)		14	16,181
SBA Communications Corp.(g):
4.00%, 10/01/22	USD	475	454,813
4.88%, 09/01/24		392	378,280
Sprint Capital Corp.:
6.90%, 05/01/19		155	157,029
6.88%, 11/15/28		455	447,606
8.75%, 03/15/32		751	820,468
Sprint Communications, Inc., 7.00%, 03/01/20(b)(g)		1,302	1,349,197
Sprint Corp.:
7.88%, 09/15/23		1,123	1,198,802
7.13%, 06/15/24(g)		1,658	1,695,305
7.63%, 02/15/25		299	310,586
7.63%, 03/01/26(g)		1,210	1,258,400
T-Mobile USA, Inc.:
4.00%, 04/15/22(g)		234	231,075
6.38%, 03/01/25		220	226,875
6.50%, 01/15/26		286	301,015
4.50%, 02/01/26(g)		556	520,383
4.75%, 02/01/28(g)		490	453,250
Wind Tre SpA, 3.13%, 01/20/25	EUR	200	206,142

			15,498,878

Total Corporate Bonds — 63.9% (Cost — $467,671,595)			453,752,949

Security		Par (000)	Value
Floating Rate Loan Interests(d) — 15.0%
Aerospace & Defense — 0.1%
Accudyne Industries LLC, 2017 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.30%, 08/18/24	USD	526	$524,358
WP CPP Holdings LLC, 2018 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.28%, 04/30/25		62	62,181

			586,539
Auto Components — 0.0%
USI, Inc., 2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 5.39%, 05/16/24		214	213,057

Auto Parts — 0.0%
Mavis Tire Express Services Corp.(a):
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.53%, 03/20/25		86	85,196
2018 Delayed Draw Term Loan, (1 mo. LIBOR + 3.25%), 1.25%, 03/20/25		14	752

			85,948
Building Products — 0.1%
Ply Gem Industries, Inc., 2018 Term Loan, (3 mo. LIBOR + 3.75%), 6.18%, 04/12/25		520	518,007

Chemicals — 0.4%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.39%, 01/31/24		358	357,884
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.80%, 06/28/24		61	60,694
Invictus US LLC:
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.30%, 03/28/25		125	125,317
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 9.05%, 03/25/26(a)		68	67,490
Messer Industries LLC, 2018 USD Term Loan, 10/01/25(n)		1,005	1,004,749
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.25%), 5.51%, 10/01/25		1,339	1,333,979

			2,950,113
Commercial Services & Supplies — 0.5%
Asurion LLC, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.80%, 08/04/25		514	527,235
GFL Environmental Inc., 2018 USD Term Loan B, 05/30/25(n)		800	787,000
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.80%, 08/27/25		1,565	1,576,547
West Corp.,
2017 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 6.53%, 10/10/24		585	581,902
2018 Term Loan B1, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.03%, 10/10/24		86	84,701

			3,557,385
Construction & Engineering — 0.3%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.73%, 06/21/24		1,780	1,786,516
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.55%, 05/23/25		442	431,764

			2,218,280
Construction Materials — 0.0%
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 5.30%, 03/29/25		67	66,903

CONSOLIDATED SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Consumer Finance — 0.5%
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.75%), 6.05%, 10/01/25	USD	3,592	$3,553,099

Diversified Consumer Services — 0.1%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.30%, 07/12/24		71	71,325
CHG PPC Parent LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 5.05%, 03/31/25(a)		129	128,195
Laureate Education, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 6.03%, 04/26/24		146	146,289

			345,809
Diversified Financial Services — 9.0%
Aviron Capital LLC, 2017 Term Loan, (3 mo. LIBOR + 5.00%), 5.00%, 07/17/20(a)		63,318	63,083,736
Lone Star LSPT Future Funding, Mezzanine Term Loan, (1 mo. LIBOR + 4.35%), 6.63%, 09/09/20(a)		508	507,562
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.80%, 09/06/25		161	160,799

			63,752,097
Diversified Telecommunication Services — 0.1%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 5.05%, 01/31/25		902	892,033

Energy Equipment & Services — 0.2%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.28%, 03/01/24		174	161,740
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 10.03%, 11/08/22(a)		865	880,137
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 1.43%), 3.73%, 07/13/20(a)		237	230,232

			1,272,109
Food Products — 0.0%
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.80%, 10/10/23		70	68,231
JBS USA LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.50%), 4.84%, 10/30/22		111	110,682

			178,913
Gas Utilities — 0.0%
AL Midcoast Holdings LLC, 2018 Term Loan B, (2 mo. LIBOR + 5.50%), 7.89%, 07/31/25		306	305,364

Health Care Equipment & Supplies — 0.3%
DJO Finance LLC, 2015 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.60%, 06/08/20		924	921,827
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.39%, 06/15/21		850	862,343
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.54%, 06/30/25		220	219,341

			2,003,511
Health Care Providers & Services — 0.5%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.80%, 06/30/25		174	174,162
Concentra Inc., 2018 2nd Lien Term Loan, 06/01/23(n)		262	264,620
DentalCorp Perfect Smile ULC(a):
1st Lien Delayed Draw Term Loan, (1 mo. LIBOR + 3.75%), 6.05%, 06/06/25		10	9,538
1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.05%, 06/06/25		113	113,474
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.05%, 10/10/25		1,487	1,454,940

Security		Par (000)	Value
Health Care Providers & Services (continued)
Gentiva Health Services, Inc.:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.06%, 07/02/25(a)	USD	455	$456,818
2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%), 9.31%, 07/02/26		67	68,594
Quorum Health Corporation, Term Loan B, (1 mo. LIBOR + 6.75%, 1.00% Floor), 9.05%, 04/29/22		251	253,425
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.05%, 02/06/24		282	265,662
Universal Hospital Services, Inc., Term Loan, 10/18/25(a)(n)		99	99,495

			3,160,728
Health Care Technology — 0.0%
GoodRx, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 5.28%, 10/10/25		103	103,429

Hotels, Restaurants & Leisure — 0.4%
Bronco Midstream Funding LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 5.78%, 08/14/23		39	39,508
IRB Holding Corp., 1st Lien Term Loan, 02/05/25(n)		287	286,162
Las Vegas Sands LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 4.05%, 03/27/25		697	693,575
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, 10/15/25(n)		84	84,210
Stars Group Holdings BV, 2018 Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.89%, 07/10/25		1,732	1,737,911

			2,841,366
Household Products — 0.0%
Energizer Holdings, Inc., 2018 Term Loan B, 06/20/25(n)		73	73,046

Industrial Conglomerates — 0.1%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.31%, 11/30/23		361	356,874
Sequa Mezzanine Holdings LLC:
1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 7.41%, 11/28/21		200	197,706
2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 11.52%, 04/28/22		73	71,358

			625,938
Insurance — 0.1%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.28%, 05/09/25		61	60,763
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 5.05%, 03/01/21		786	785,476
2nd Lien Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 8.05%, 02/28/22		109	109,000

			955,239
Internet Software & Services — 0.0%
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.05%, 05/06/24		173	169,791

IT Services — 0.1%
Access CIG LLC:
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 6.05%, 02/27/25		74	73,816
2018 2nd Lien Incremental Term Loan, (1 mo. LIBOR + 7.75%), 10.05%, 02/27/26		3	3,000
2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 10.05%, 02/27/26		27	26,608
2018 Incremental Term Loan, (1 mo. LIBOR + 3.75%), 6.05%, 02/27/25		11	10,964

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
IT Services (continued)
Flexential Intermediate Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 5.89%, 08/01/24	USD	176	$173,357
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.59%, 08/01/25		75	73,406

			361,151
Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.55%, 08/30/24		101	100,697

Machinery — 0.2%
Altra Industrial Motion Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 4.30%, 10/01/25		212	211,735
Brookfield WEC Holdings Inc., 2018 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 9.05%, 08/03/26		105	106,417
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.30%, 03/28/25		762	716,753

			1,034,905
Media — 0.7%
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 6.28%, 08/14/26		780	762,941
Charter Communications Operating LLC, 2017 Term Loan A2, (1 mo. LIBOR + 1.50%), 3.81%, 03/31/23		1,543	1,541,345
Intelsat Jackson Holdings SA:
2017 Term Loan B3, (1 mo. LIBOR + 3.75%, 1.00% Floor), 6.04%, 11/27/23		107	107,100
2017 Term Loan B4, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.79%, 01/02/24		330	341,384
2017 Term Loan B5, (Fixed + 6.63%), 6.63%, 01/02/24		1,841	1,885,448
PSAV Holdings LLC:
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.57%, 03/01/25		150	149,055
2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.78%, 09/01/25		122	119,865

			4,907,138
Multiline Retail — 0.0%
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.53%, 10/25/20		324	294,291

Oil & Gas Equipment & Services — 0.3%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 7.30%, 05/10/25		1,855	1,829,186

Oil, Gas & Consumable Fuels — 0.2%
BCP Raptor II LLC, 1st Lien Term Loan, 11/03/25(a)(n)		103	102,227
California Resources Corp.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor), 7.04%, 12/31/22		826	837,011
Second Out Term Loan, (1 mo. LIBOR + 10.37%, 1.00% Floor), 12.67%, 12/31/21		321	357,789
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 8.31%, 11/28/22		359	366,422
Medallion Midland Acquisition LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.55%, 10/30/24		39	38,669

			1,702,118

Security		Par (000)	Value
Pharmaceuticals — 0.2%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.81%, 05/04/25	USD	365	$367,011
Auris Luxembourg III Sarl, 2018 USD Term Loan B, 07/20/25(n)		182	182,986
Endo Luxembourg Finance Company I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.56%, 04/29/24		649	651,441
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 5.27%, 06/01/25		179	178,536

			1,379,974
Real Estate Management & Development — 0.0%
Forest City Enterprises LP, Term Loan B, 10/24/25(n)		104	104,346

Software — 0.5%
Applied Systems, Inc., 2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 9.39%, 09/19/25		34	34,493
BMC Software Finance, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.25%), 6.65%, 10/02/25		550	551,320
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 5.31%, 04/26/24		132	131,695
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 9.05%, 04/27/25		40	40,200
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 5.57%, 05/28/24		264	252,926
Kronos, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.59%, 11/01/24		624	631,381
McAfee LLC, 2017 Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.79%, 09/30/24		321	321,504
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.55%, 11/29/24		242	241,028
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.54%, 12/01/25		168	163,618
PowerSchool, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.52%, 08/01/25		111	110,795
Renaissance Learning, Inc., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.55%, 05/30/25		129	128,002
SS&C Technologies Holdings Europe SARL, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.55%, 04/16/25		149	148,254
SS&C Technologies, Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.55%, 04/16/25		419	416,855
2018 Term Loan B5, (1 mo. LIBOR + 2.25%), 4.55%, 04/16/25		269	267,367
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.00%), 5.30%, 05/01/24		154	154,356

			3,593,794
Specialty Retail — 0.0%
Belron Finance US LLC, Term Loan B, (3 mo. LIBOR + 2.50%), 4.84%, 11/07/24		143	143,099

Textiles, Apparel & Luxury Goods — 0.0%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.64%, 08/12/22		306	306,327

Trading Companies & Distributors — 0.0%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 4.53%, 01/02/25		152	150,637

CONSOLIDATED SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Transportation — 0.0%
Direct ChassisLink, Inc., 2017 2nd Lien Term Loan, (3 mo. LIBOR + 6.00%), 8.53%, 06/15/23(a)	USD	30	$29,883

Utilities — 0.0%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.32%, 11/28/24(a)		91	91,889

Wireless Telecommunication Services — 0.1%
Xplornet Communications, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 6.39%, 09/09/21(a)		343	344,263

Total Floating Rate Loan Interests — 15.0% (Cost — $106,915,104)			106,802,402

Foreign Agency Obligations — 5.2%

Argentine Republic Government International Bond:
7.50%, 04/22/26		3,437	2,998,782
7.63%, 04/22/46		2,767	2,165,177
Colombia Government International Bond:
4.38%, 07/12/21(g)		247	250,211
4.50%, 01/28/26(g)		715	715,000
3.88%, 04/25/27		1,216	1,157,632
4.50%, 03/15/29		826	814,444
Cyprus Government International Bond, 4.63%, 02/03/20(b)	EUR	2,950	3,519,344
Egypt Government International Bond:
5.75%, 04/29/20	USD	2,360	2,374,113
5.58%, 02/21/23(b)		400	381,752
Iceland Government International Bond, 5.88%, 05/11/22		3,415	3,700,021
Indonesia Government International Bond:
4.75%, 01/08/26		670	662,159
4.10%, 04/24/28(g)		774	727,025
Indonesia Treasury Bond:
7.88%, 04/15/19	IDR	35,807,000	2,366,296
8.38%, 09/15/26		17,965,000	1,164,280
Mexico Government International Bond:
4.15%, 03/28/27	USD	730	694,135
3.75%, 01/11/28		1,156	1,064,688
Portugal Government International Bond, 5.13%, 10/15/24(b)		3,680	3,822,710
Qatar Government International Bond:
4.63%, 06/02/46		519	516,405
5.10%, 04/23/48(b)		330	334,950
Republic of South Africa Government International Bond(g):
5.88%, 05/30/22		2,698	2,752,769
4.88%, 04/14/26		843	779,775
Russian Federal Bond - OFZ, 7.05%, 01/19/28	RUB	124,934	1,732,268
Russian Foreign Bond - Eurobond:
4.75%, 05/27/26	USD	400	394,600
4.25%, 06/23/27		600	568,012
Turkey Government International Bond:
6.25%, 09/26/22		467	452,394
4.88%, 04/16/43		450	319,131
5.75%, 05/11/47		365	276,487

Total Foreign Agency Obligations — 5.2% (Cost — $39,250,912)			36,704,560

Security		Par (000)	Value
Non-Agency Mortgage-Backed Securities — 16.6%

Collateralized Mortgage Obligations — 15.9%
American Home Mortgage Assets Trust, Series 2006-5, Class A1, (12 mo. MTA + 0.92%), 2.87%, 11/25/46(d)	USD	5,545	$2,933,977
CHL Mortgage Pass-Through Trust:
Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.24%), 2.52%, 03/25/36(d)		9,519	9,145,345
Series 2007-J2, Class 2A1, (1 mo. LIBOR US + 0.65%), 2.93%, 07/25/37(d)		4,111	2,252,411
Series 2007-J2, Class 2A8, 6.00%, 07/25/37		2,270	1,621,592
CIM Trust, Series 2017-6, Class A1, 3.02%, 06/25/57 (a)(b)(c)		8,995	8,631,474
Citigroup Mortgage Loan Trust, Series 2006-AR7, Class 2A3A, 4.28%, 11/25/36(c)		4,824	4,550,409
Countrywide Alternative Loan Trust:
Series 2005-9CB, Class 1A3, (1 mo. LIBOR US + 0.45%), 2.73%, 05/25/35(d)		3,043	2,807,173
Series 2006-40T1, Class 2A5, (1 mo. LIBOR US + 0.40%), 2.68%, 12/25/36(d)		2,393	708,194
Series 2006-7CB, Class 2A1, 6.50%, 05/25/36		2,532	1,806,822
Series 2006-J7, Class 2A1, (11th District Cost of Funds + 1.50%), 2.52%, 11/20/46(d)		5,851	4,127,913
Series 2006-J8, Class A5, 6.00%, 02/25/37		1,811	1,279,869
Series 2006-OA14, Class 3A1, (12 mo. MTA + 0.85%), 2.80%, 11/25/46(d)		8,377	7,333,802
Series 2006-OA16, Class A2, (1 mo. LIBOR US + 0.19%), 2.47%, 10/25/46(d)		5,774	5,664,308
Series 2006-OA18, Class A1, (1 mo. LIBOR US + 0.12%), 2.40%, 12/25/46(d)		3,542	3,422,191
Series 2006-OA6, Class 1A1A, (1 mo. LIBOR US + 0.21%), 2.49%, 07/25/46(d)		6,962	5,952,890
Series 2006-OA8, Class 1A1, (1 mo. LIBOR US + 0.19%), 2.47%, 07/25/46(d)		2,548	2,456,313
Series 2007-12T1, Class A22, 5.75%, 06/25/37		5,040	3,662,465
Series 2007-12T1, Class A5, 6.00%, 06/25/37		2,445	1,826,357
Series 2007-22, Class 2A16, 6.50%, 09/25/37		9,071	6,250,005
Series 2007-23CB, Class A1, 6.00%, 09/25/37		6,495	5,301,741
Series 2007-4CB, Class 1A3, (1 mo. LIBOR US + 0.35%), 2.63%, 04/25/37(d)		3,656	2,915,962
Series 2007-OA2, Class 1A1, (12 mo. MTA + 0.84%), 2.79%, 03/25/47(d)		4,254	3,561,712
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, (1 mo. LIBOR US + 0.20%), 2.48%, 04/25/46(d)		7,892	7,334,909
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, 3.23%, 05/26/37(a)(b)		10,622	8,816,249
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 1A2, 6.16%, 05/25/36(c)		8,150	3,120,422
Residential Asset Securitization Trust, Series 2006-A8, Class 2A5, (1 mo. LIBOR US + 0.60%), 2.88%, 08/25/36(d)(e)		6,674	1,914,888
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, (12 mo. MTA + 0.77%), 2.72%, 05/25/47(d)		4,174	3,937,945

			113,337,338
Commercial Mortgage-Backed Securities — 0.7%
Commercial Mortgage Pass-Through Certificates, Series 2014-PAT(b)(d):
Class E, (1 mo. LIBOR + 3.15%), 5.43%, 08/13/27		1,000	1,010,593

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Class F, (1 mo. LIBOR + 2.44%), 4.72%, 08/13/27	USD	3,000	$3,012,626
Class G, (1 mo. LIBOR + 1.59%), 3.87%, 08/13/27		1,040	1,036,126

			5,059,345

Total Non-Agency Mortgage-Backed Securities — 16.6% (Cost — $116,828,978)			118,396,683

Preferred Securities — 16.0%

Capital Trusts — 11.7%
Banks(i) — 4.2%
ABN AMRO Bank NV, 5.75%(c)		200	237,290
Banco Bilbao Vizcaya Argentaria SA(c):
6.13%		2,000	1,722,500
8.88%		200	251,732
Banco Santander SA, 6.25%(c)		100	112,699
Bankia SA 6.38%(c)		200	223,698
BNP Paribas SA, 7.20%(b)(c)(g)		4,000	4,167,360
Capital One Financial Corp., Series E, 5.55%(c)(g)		3,500	3,535,000
CIT Group, Inc., Series A, 5.80%(c)(g)		282	277,347
Citigroup, Inc.(c)(g):
5.90%		2,250	2,250,000
Series P, 5.95%		3,700	3,646,812
Cooperatieve Rabobank UA, 6.63%(c)		200	248,664
Fifth Third Bancorp, Series J, 4.90%(c)		3,000	2,958,750
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 2.56%		100	75,900
Intesa Sanpaolo SpA, 7.00%(c)		234	269,843
Wells Fargo & Co.(c)(g):
Series S, 5.90%		8,905	8,971,787
Series U, 5.88%		700	721,000

			29,670,382
Capital Markets(c)(i) — 1.1%
Goldman Sachs Group, Inc., Series P, 5.00%(g)		278	255,760
Morgan Stanley, Series H, 5.45%(g)		5,007	5,051,462
State Street Corp., Series F, 5.25%(g)		1,875	1,896,094
UBS Group AG, 5.75%		200	246,068
UBS Group Funding Switzerland AG, 5.00%		200	171,222

			7,620,606
Chemicals — 0.0%
Solvay Finance SA, 5.12%(c)(i)		100	122,836

Diversified Financial Services(i) — 4.4%
ATF Netherlands BV, 3.75%(c)		100	112,696
Banco Santander SA, 6.75%(c)		200	241,189
Bank of America Corp.(c):
Series AA, 6.10%		3,820	3,920,275
Series U, 5.20%		1,750	1,706,250
Series V, 5.13%(g)		705	703,238
Series X, 6.25%(g)		6,175	6,360,250
Bank of New York Mellon Corp., Series D, 4.50%(c)(g)		4,567	4,315,815
Credit Agricole SA, 6.50%(c)		100	122,043
Credit Suisse Group AG, 7.50%(b)(c)		200	203,500
HBOS Capital Funding LP, 6.85%		200	201,392
HSBC Holdings PLC(g):
6.00%(c)		695	639,400
6.50%(c)		655	614,881
JPMorgan Chase & Co.(c):
Series Q, 5.15%(g)		5,500	5,398,800

Security		Par (000)	Value
Diversified Financial Services(i) (continued)
Series R, 6.00%	USD	228	$229,140
Series V, 5.00%(g)		3,830	3,830,000
Royal Bank of Scotland Group PLC, 8.63%(c)		200	210,250
Societe Generale SA, 6.75%(b)(c)(g)		3,000	2,647,500

			31,456,619
Diversified Telecommunication Services — 0.1%
Telefonica Europe BV(c)(i):
3.75%		100	115,728
4.20%		300	349,989
5.88%		100	124,798

			590,515
Electric Utilities(c) — 1.1%
Electricite de France SA, 5.25%(b)(g)(i)		7,500	7,265,625
Enel SpA, 7.75%, 09/10/75		100	136,947
Gas Natural Fenosa Finance BV, 4.13%(i)		100	118,220
RWE AG, 2.75%, 04/21/75		20	22,966

			7,543,758
Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26		100	116,852

Industrial Conglomerates — 0.4%
General Electric Co., Series D, 5.00%(c)(g)(i)		3,000	2,778,750

Insurance(c)(g) — 0.4%
Allstate Corp., Series B, 5.75%, 08/15/53		2,000	2,020,200
Voya Financial, Inc., 5.65%, 05/15/53		1,090	1,073,650

			3,093,850

Total Capital Trusts — 11.7% (Cost — $83,832,350)			82,994,168

		Shares
Preferred Stocks — 4.3%

Banks — 0.3%
Citigroup, Inc., Series K, 6.88%(c)		75,000	2,049,750

Capital Markets — 2.0%
Goldman Sachs Group, Inc., Series J, 5.50%(c)		395,017	9,970,229
Morgan Stanley(c)
Series F, 6.88%		100,000	2,681,000
Series K, 5.85%		60,125	1,515,150
SCE Trust III, Series H, 5.75%(c)		23,730	596,335

			14,762,714
Equity Real Estate Investment Trusts (REITs) — 1.9%
Firstar Realty LLC, 8.88%(b)(i)		10,000	11,600,000
SunTrust Real Estate Investment Corp., 9.00%(a)(b)(i)		15	1,637,441

			13,237,441
Machinery — 0.1%
Stanley Black & Decker, Inc., 5.38%(k)		4,170	382,597

Total Preferred Stocks — 4.3% (Cost — $31,860,863)			30,432,502

Total Preferred Securities — 16.0% (Cost — $115,693,213)			113,426,670

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
U.S. Government Sponsored Agency Securities — 9.5%

Collateralized Mortgage Obligations — 0.8%
Fannie Mae Connecticut Avenue Securities, Series 2016-C06, Class 1M2, (1 mo. LIBOR US + 4.25%), 6.53%, 04/25/29(d)	USD	545	$615,583
Freddie Mac Mortgage-Backed Securities, Series 4480, Class ZX, 4.00%, 11/15/44(g)		5,141	4,977,828

			5,593,411
Mortgage-Backed Securities — 8.7%
Fannie Mae Mortgage-Backed Securities(g):
4.00%, 11/01/47 — 04/01/56		20,190	20,294,840
4.50%, 09/01/48 — 07/01/55(e)		40,507	41,833,744

			62,128,584

Total U.S. Government Sponsored Agency Securities — 9.5% (Cost — $70,088,966)			67,721,995

U.S. Treasury Obligations — 2.7%
U.S. Treasury Note:
2.75%, 09/30/20(g)		2,700	2,693,672
2.88%, 10/31/20		5,000	4,999,609
2.75%, 08/31/25(g)		7,000	6,860,547
3.00%, 09/30/25(g)		4,500	4,478,731

Total U.S. Treasury Obligations — 2.7% (Cost — $19,087,463)			19,032,559

		Shares
Warrants — 0.0%

Diversified Financial Services — 0.0%
Aviron Capital LLC(o)		10	—

Total Warrants — 0.0% (Cost — $—)			—

Total Long-Term Investments — 152.7% (Cost — $1,097,110,763)			1,085,205,093

Security		Par (000)	Value
Short-Term Securities — 0.3%
Egypt Treasury Bills, 0.00%, 04/02/19(l)	EGP	40,125	$2,072,629

Total Short-Term Securities — 0.3% (Cost — $2,072,649)			2,072,629

Total Investments — 153.0% (Cost — $1,099,183,412)			1,087,277,722
Liabilities in Excess of Other Assets — (53.0)%			(376,446,192)

Net Assets — 100.0%			$710,831,530

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	When-issued security.
(f)	Amount is less than $500.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(i)	Perpetual security with no stated maturity date.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Convertible security.
(l)	Zero-coupon bond.
(m)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

During the year ended October 31, 2018, investments in issuers considered to an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/17	Net Activity	Shares Held at 10/31/18	Value at 10/31/18	Income	Net Realized Gain (Loss) (b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	347,225	(347,225)	—	$—	$111,086	$—	$—

(a)	No longer held by the Trust.
(b)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	2.87%	07/11/18	Open	$280,638	$282,927	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/11/18	Open	367,901	370,991	Corporate Bonds	Open/Demand

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.85%	07/12/18	Open	$171,140	$172,565	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.75	07/16/18	Open	411,810	414,873	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.75	07/16/18	Open	128,048	129,000	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.80	07/16/18	Open	1,012,833	1,020,448	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	07/16/18	Open	229,133	230,871	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	07/16/18	Open	225,600	227,311	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.80	07/16/18	Open	268,898	270,937	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	07/16/18	Open	247,903	249,783	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	07/16/18	Open	242,110	243,947	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	07/16/18	Open	245,520	247,383	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	07/16/18	Open	232,825	234,591	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	07/16/18	Open	945,000	951,888	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	07/16/18	Open	688,125	693,141	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	07/16/18	Open	470,625	474,055	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.85	07/16/18	Open	450,450	453,934	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.85	07/16/18	Open	676,875	682,110	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.85	07/16/18	Open	1,021,355	1,029,255	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.88	07/16/18	Open	132,224	133,258	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.88	07/16/18	Open	151,800	152,988	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.95	07/16/18	Open	752,378	758,421	Foreign Agency Obligations	Open/Demand
Deutsche Bank Securities, Inc.	2.80	07/16/18	Open	1,785,000	1,798,541	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.80	07/16/18	Open	2,320,000	2,337,600	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.80	07/16/18	Open	1,901,000	1,915,421	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.95	07/16/18	Open	267,000	269,145	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.95	07/16/18	Open	198,000	199,590	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.95	07/16/18	Open	141,000	142,133	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.70	07/16/18	Open	538,000	541,921	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	07/16/18	Open	2,176,200	2,191,849	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	520,830	524,978	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	487,335	491,216	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	435,070	438,535	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	266,230	268,350	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	153,755	154,979	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	366,818	369,739	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	464,313	468,010	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	727,575	733,369	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	93,240	93,983	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	985,725	993,575	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	378,730	381,746	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	165,600	166,919	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	187,200	188,691	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	370,450	373,400	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	259,260	261,325	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	436,050	439,523	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	694,200	699,729	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	172,010	173,380	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	87,413	88,109	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	250,400	252,394	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/16/18	Open	509,220	513,275	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	07/17/18	Open	348,735	351,356	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	07/17/18	Open	492,069	495,767	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.80	07/17/18	Open	827,038	833,253	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.80	07/17/18	Open	2,156,250	2,172,455	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.90	07/17/18	Open	293,693	295,986	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	07/17/18	Open	316,030	318,552	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	07/17/18	Open	260,925	262,809	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.85	07/17/18	Open	669,375	674,504	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.91	07/17/18	Open	285,289	287,525	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.95	07/17/18	Open	2,008,000	2,023,978	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.95	07/17/18	Open	671,000	676,339	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.95	07/17/18	Open	2,528,000	2,548,115	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.95	07/17/18	Open	297,000	299,363	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.95	07/17/18	Open	750,000	755,968	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.85%	07/17/18	Open	$729,125	$734,879	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/17/18	Open	257,400	259,431	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/17/18	Open	330,750	333,360	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/17/18	Open	299,700	302,065	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/17/18	Open	164,730	166,030	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/17/18	Open	190,390	191,892	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/17/18	Open	268,800	270,921	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/17/18	Open	268,000	270,115	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/17/18	Open	256,500	258,524	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/17/18	Open	321,850	324,390	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/17/18	Open	412,300	415,554	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/17/18	Open	34,270	34,540	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/18/18	Open	213,030	214,696	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/18/18	Open	199,650	201,211	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.66	07/20/18	Open	319,125	321,349	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	07/23/18	Open	207,863	209,279	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	07/23/18	Open	241,870	243,518	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	07/23/18	Open	272,483	274,339	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	07/23/18	Open	248,105	249,795	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	07/23/18	Open	249,840	251,542	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.95	07/23/18	Open	1,274,000	1,283,564	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.95	07/23/18	Open	2,016,000	2,031,134	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.95	07/23/18	Open	440,000	443,303	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.95	07/23/18	Open	873,000	879,554	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.95	07/23/18	Open	2,666,000	2,686,014	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	2.95	07/23/18	Open	296,000	298,222	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.95	07/23/18	Open	490,000	493,678	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/24/18	Open	359,100	361,752	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.00)	07/25/18	Open	48,191	48,060	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	07/25/18	Open	300,544	302,632	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	07/25/18	Open	162,240	163,367	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.85	07/25/18	Open	102,638	103,365	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.91	07/25/18	Open	250,013	251,825	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/25/18	Open	503,010	506,689	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/25/18	Open	149,850	150,946	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	07/25/18	Open	307,545	309,794	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	07/30/18	Open	233,761	235,319	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	07/31/18	Open	241,349	242,941	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	08/01/18	Open	128,760	129,637	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	08/01/18	Open	78,720	79,256	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	08/02/18	Open	2,209,550	2,223,249	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.80	08/02/18	Open	2,148,750	2,162,615	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.92	08/02/18	Open	239,080	240,678	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	2.85	08/02/18	Open	1,287,877	1,296,552	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.05	08/13/18	Open	190,380	191,286	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	08/14/18	Open	434,730	437,282	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	08/15/18	Open	415,625	418,034	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	08/16/18	Open	2,194,430	2,206,993	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	08/17/18	Open	150,880	151,631	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.30	08/20/18	Open	8,107,000	8,144,292	Capital Trusts	Open/Demand
Barclays Bank PLC	2.55	08/20/18	Open	4,054,406	4,075,084	Capital Trusts	Open/Demand
Barclays Bank PLC	2.55	08/20/18	Open	567,665	570,560	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.55	08/20/18	Open	3,251,375	3,267,957	Capital Trusts	Open/Demand
Barclays Bank PLC	2.55	08/20/18	Open	3,093,125	3,108,900	Capital Trusts	Open/Demand
Barclays Bank PLC	2.75	08/20/18	Open	792,895	796,865	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.95	08/20/18	Open	1,859,546	1,868,867	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.56	08/20/18	Open	7,702,500	7,738,139	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.65	08/20/18	Open	455,648	457,838	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	08/20/18	Open	5,355,625	5,381,905	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.70	08/20/18	Open	280,720	282,097	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	08/20/18	Open	387,600	389,502	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	08/20/18	Open	226,528	227,639	Corporate Bonds	Open/Demand

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	2.94%	08/20/18	Open	$1,262,479	$1,269,280	Capital Trusts	Open/Demand
Credit Suisse Securities (USA) LLC	2.50	08/20/18	Open	811,714	815,372	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.55	08/20/18	Open	745,388	748,821	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.95	08/20/18	Open	934,000	939,050	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.95	08/20/18	Open	517,000	519,795	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.70	08/20/18	Open	273,000	274,340	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	08/20/18	Open	613,800	616,818	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	08/20/18	Open	324,625	326,221	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	08/20/18	Open	175,055	176,007	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	08/20/18	Open	59,940	60,266	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.55	08/21/18	Open	179,975	180,781	Capital Trusts	Open/Demand
Barclays Bank PLC	2.75	08/21/18	Open	648,795	651,998	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.75	08/21/18	Open	480,844	483,218	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.75	08/21/18	Open	322,455	324,047	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.80	08/21/18	Open	939,103	943,765	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	08/21/18	Open	363,863	365,492	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.75	08/21/18	Open	207,025	208,033	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.75	08/21/18	Open	482,183	484,496	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.75	08/21/18	Open	81,218	81,607	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.75	08/21/18	Open	1,310,128	1,316,414	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.75	08/21/18	Open	842,906	846,951	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.75	08/21/18	Open	333,568	335,168	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/07/18	Open	150,605	150,893	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/07/18	Open	40,885	40,944	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	09/07/18	Open	179,314	179,975	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.95	09/07/18	Open	28,362	28,479	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.75	09/10/18	Open	479,719	481,421	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.80	09/10/18	Open	1,548,756	1,554,362	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.80	09/10/18	Open	402,675	404,132	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.85	09/10/18	Open	405,765	407,262	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	09/10/18	Open	266,430	267,394	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	955,000	958,391	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	271,500	272,464	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	945,000	948,356	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	697,500	699,977	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	701,250	703,740	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	406,000	407,442	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	731,250	733,847	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	351,000	352,246	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	484,900	486,622	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	902,500	905,705	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	930,000	933,303	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	1,455,000	1,460,167	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	511,250	513,066	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	433,125	434,663	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	585,000	587,077	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	242,500	243,361	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	383,000	384,360	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	492,500	494,249	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	1,134,375	1,138,403	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	676,875	679,279	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	885,000	888,143	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	915,000	918,249	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	1,417,500	1,422,534	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	452,500	454,107	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	456,250	457,870	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	1,022,500	1,026,131	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	821,250	824,166	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	689,750	692,199	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	985,000	988,498	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	439,875	441,437	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.59%	09/10/18	Open	$701,250	$703,740	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	690,000	692,450	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	547,500	549,444	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	475,000	476,687	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	872,500	875,598	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	502,500	504,284	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	353,000	354,254	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	902,500	905,705	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	1,350,000	1,354,794	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/10/18	Open	864,375	867,444	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	225,863	226,748	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	914,338	917,921	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	216,213	217,060	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	214,475	215,316	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	226,448	227,335	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	164,500	165,145	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	218,400	219,256	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	408,688	410,289	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	188,940	189,681	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	209,528	210,349	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	318,835	320,085	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	183,180	183,898	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	193,200	193,957	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	217,283	218,134	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	292,410	293,556	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	183,150	183,868	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	288,090	289,219	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	229,323	230,221	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	157,590	158,208	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	422,300	423,955	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	375,000	376,470	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	2,955,000	2,966,582	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	291,555	292,698	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	483,923	485,819	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	191,625	192,376	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	171,293	171,964	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	558,000	560,187	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	429,260	430,942	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/10/18	Open	217,035	217,886	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	09/11/18	Open	484,270	485,988	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.91	09/11/18	Open	288,135	289,202	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.91	09/11/18	Open	330,240	331,462	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.91	09/11/18	Open	614,378	616,652	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.91	09/11/18	Open	299,130	300,237	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.91	09/11/18	Open	368,510	369,874	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	0.25	09/11/18	Open	22,652	22,657	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/11/18	Open	385,000	386,342	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/11/18	Open	188,500	189,157	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/11/18	Open	1,385,720	1,390,551	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/11/18	Open	1,209,600	1,213,817	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/11/18	Open	283,650	284,639	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/11/18	Open	652,750	655,026	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	1,153,680	1,158,118	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	2,151,560	2,159,838	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	172,270	172,933	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	180,910	181,606	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	180,180	180,873	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	230,850	231,738	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	229,500	230,383	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	209,925	210,733	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	435,750	437,426	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	227,960	228,837	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	325,718	326,971	Corporate Bonds	Open/Demand

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.85%	09/11/18	Open	$221,253	$222,104	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	173,775	174,444	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	296,140	297,279	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	351,323	352,674	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	335,200	336,490	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	245,180	246,123	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	124,603	125,082	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	665,125	667,684	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	300,120	301,275	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/11/18	Open	253,530	254,505	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	09/12/18	Open	273,880	274,852	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	09/12/18	Open	280,884	281,881	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/12/18	Open	313,320	314,525	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	09/13/18	Open	184,110	184,327	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	0.75	09/13/18	Open	91,160	91,225	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/13/18	Open	816,140	819,162	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	(0.75)	09/14/18	Open	295,740	295,366	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/14/18	Open	173,400	173,948	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/14/18	Open	118,750	119,125	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	378,840	380,161	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	200,340	201,038	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	255,000	255,889	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	167,983	168,568	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	332,500	333,659	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	285,548	286,543	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	273,600	274,554	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	194,560	195,238	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	252,395	253,275	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	498,550	500,288	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	694,450	696,871	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	98,910	99,255	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	217,350	218,108	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	281,325	282,306	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	539,200	541,080	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	166,250	166,830	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	178,500	179,122	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	209,990	210,722	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	409,078	410,504	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	681,120	683,494	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	285,830	286,826	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	1,536,668	1,542,024	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	282,900	283,886	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	190,325	190,989	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	335,340	336,509	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	236,338	237,161	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	473,123	474,772	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	116,188	116,593	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	397,500	398,886	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	109,855	110,238	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	244,833	245,686	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	115,900	116,304	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	161,195	161,757	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	206,815	207,536	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	140,250	140,739	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	324,815	325,947	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	675,315	677,669	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	215,970	216,723	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	349,200	350,417	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	248,820	249,687	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	583,255	585,288	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	130,900	131,356	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	216,645	217,400	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	210,013	210,745	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.85%	09/14/18	Open	$20,563	$20,634	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	298,150	299,189	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	822,165	825,031	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	199,565	200,261	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	333,325	334,487	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	172,200	172,800	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	233,373	234,186	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	240,470	241,308	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	946,890	950,191	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	431,950	433,456	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	323,850	324,979	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	247,350	248,212	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	729,605	732,148	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	1,947,668	1,954,457	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	119,145	119,560	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	357,870	359,118	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	83,363	83,653	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	403,425	404,831	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	1,238,790	1,243,109	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	266,985	267,916	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	137,618	138,097	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	678,615	680,981	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	267,300	268,232	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/14/18	Open	404,250	405,659	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.25	09/19/18	Open	167,929	168,370	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.55	09/19/18	Open	393,975	395,147	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.39	09/19/18	Open	460,625	461,909	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.39	09/19/18	Open	697,125	699,069	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	2.60	09/19/18	Open	111,930	112,270	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.63	09/19/18	Open	405,150	406,393	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.67	09/19/18	Open	648,735	650,756	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.67	09/19/18	Open	466,613	468,066	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.67	09/19/18	Open	476,545	478,029	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.67	09/19/18	Open	351,500	352,595	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.67	09/19/18	Open	175,873	176,420	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.67	09/19/18	Open	1,549,586	1,554,413	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	09/19/18	Open	2,522,630	2,530,576	Foreign Agency Obligations	Open/Demand
HSBC Securities (USA), Inc.	2.20	09/19/18	Open	3,381,000	3,389,678	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.20	09/19/18	Open	2,807,000	2,814,205	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	341,348	342,279	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	581,750	583,338	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	441,250	442,455	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	240,800	241,457	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	463,750	465,016	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	400,263	401,355	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	230,625	231,255	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	960,000	962,621	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	471,250	472,537	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	272,250	272,993	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	654,375	656,161	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	450,000	451,229	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	605,475	607,128	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	395,000	396,078	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	579,250	580,831	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	241,875	242,535	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	345,950	346,894	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	374,000	375,021	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.34	09/19/18	Open	94,628	94,886	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.45	09/19/18	Open	385,875	386,978	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	809,933	812,389	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	265,688	266,493	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	696,658	698,771	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	882,750	885,428	Corporate Bonds	Open/Demand

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.60%	09/19/18	Open	$560,298	$561,997	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	208,098	208,729	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	71,775	71,993	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	63,990	64,184	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	168,100	168,610	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	1,885,438	1,891,157	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	165,430	165,932	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	287,200	288,071	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	379,500	380,651	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	684,125	686,200	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	244,110	244,850	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	633,955	635,878	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	1,220,625	1,224,328	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	21,803	21,869	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	346,040	347,090	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	460,750	462,148	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	201,825	202,437	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/19/18	Open	891,938	894,643	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	09/19/18	Open	3,860,000	3,870,133	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	09/19/18	Open	355,380	356,313	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	09/19/18	Open	4,950,000	4,962,994	Corporate Bonds	Open/Demand
UBS Securities LLC	2.25	09/19/18	Open	7,162,500	7,181,302	Capital Trusts	Open/Demand
UBS Securities LLC	2.30	09/19/18	Open	325,350	326,223	Corporate Bonds	Open/Demand
UBS Securities LLC	2.35	09/19/18	Open	376,950	377,983	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	396,031	397,186	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	406,100	407,284	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	3,738,700	3,749,605	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	946,943	949,704	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	152,625	153,070	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	410,320	411,517	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	1,831,253	1,836,594	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	417,410	418,627	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	348,446	349,463	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	498,550	500,004	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	654,881	656,791	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	511,523	513,014	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	270,593	271,382	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	134,365	134,757	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	363,810	364,871	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	322,763	323,704	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	252,079	252,814	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	757,485	759,694	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	466,715	468,076	Corporate Bonds	Open/Demand
UBS Securities LLC	2.50	09/19/18	Open	3,924,800	3,936,247	Capital Trusts	Open/Demand
UBS Securities LLC	2.60	09/19/18	Open	830,233	832,751	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.95	09/20/18	Open	335,000	336,032	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.95	09/20/18	Open	266,000	266,820	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	2.95	09/20/18	Open	788,000	790,429	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.59	09/20/18	Open	2,307,500	2,314,194	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	459,103	460,570	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	145,230	145,694	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	363,800	364,963	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	202,880	203,529	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	804,000	806,571	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	118,793	119,172	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	151,810	152,295	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	135,725	136,159	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	756,000	758,417	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	172,890	173,443	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	1,068,930	1,072,348	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	118,538	118,916	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	310,545	311,538	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	141,930	142,384	Corporate Bonds	Open/Demand

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.85%	09/20/18	Open	$1,544,630	$1,549,569	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	159,125	159,634	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	318,565	319,584	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	332,910	333,974	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	415,800	417,129	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	200,175	200,815	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	150,068	150,547	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	219,050	219,750	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	151,368	151,851	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	130,615	131,033	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	359,013	360,160	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	228,790	229,521	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	205,105	205,761	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	370,880	372,066	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	323,400	324,434	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	137,250	137,689	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	843,670	846,367	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/20/18	Open	350,960	352,082	Corporate Bonds	Open/Demand
UBS Ltd.	2.60	09/20/18	Open	3,410,731	3,420,665	Capital Trusts	Open/Demand
UBS Ltd.	2.75	09/20/18	Open	283,511	284,385	Corporate Bonds	Open/Demand
UBS Ltd.	2.75	09/20/18	Open	3,468,400	3,479,094	Corporate Bonds	Open/Demand
UBS Ltd.	2.75	09/20/18	Open	273,700	274,544	Corporate Bonds	Open/Demand
UBS Ltd.	2.75	09/20/18	Open	320,744	321,733	Corporate Bonds	Open/Demand
UBS Ltd.	2.75	09/20/18	Open	768,400	770,769	Corporate Bonds	Open/Demand
UBS Ltd.	2.75	09/20/18	Open	379,225	380,394	Corporate Bonds	Open/Demand
UBS Ltd.	2.75	09/20/18	Open	355,260	356,355	Corporate Bonds	Open/Demand
UBS Ltd.	2.75	09/20/18	Open	279,650	280,512	Corporate Bonds	Open/Demand
UBS Ltd.	2.75	09/20/18	Open	405,350	406,600	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.75	09/24/18	Open	912,655	915,070	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	09/25/18	Open	283,125	283,269	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/25/18	Open	839,125	841,313	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.89	09/26/18	Open	559,860	561,301	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.92	09/26/18	Open	1,577,173	1,581,278	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.60	09/27/18	Open	811,665	813,658	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/27/18	Open	302,270	303,084	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	09/27/18	Open	389,610	390,659	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.80	09/28/18	Open	1,564,806	1,568,579	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.80	09/28/18	Open	208,880	209,384	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	10/01/18	Open	143,019	143,370	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.65	10/03/18	Open	234,650	235,134	Foreign Agency Obligations	Open/Demand
RBC Capital Markets, LLC	2.85	10/04/18	Open	145,700	146,011	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	10/04/18	Open	276,223	276,813	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	10/04/18	Open	250,920	251,456	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.70	10/09/18	Open	289,835	290,313	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.45	10/09/18	Open	2,545,000	2,548,984	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.70	10/09/18	Open	566,000	566,976	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	10/09/18	Open	254,312	254,748	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.29	10/10/18	11/13/18	4,146,000	4,151,538	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.33	10/10/18	11/13/18	4,960,000	4,966,741	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.33	10/10/18	11/13/18	10,586,000	10,600,388	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.33	10/10/18	11/13/18	15,569,000	15,590,161	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	2.55	10/12/18	Open	1,012,095	1,013,242	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.79	10/12/18	Open	213,038	213,302	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.79	10/12/18	Open	1,417,460	1,419,218	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.79	10/12/18	Open	540,960	541,631	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.79	10/12/18	Open	489,375	489,982	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.79	10/12/18	Open	111,471	111,609	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.79	10/12/18	Open	527,461	528,115	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.79	10/12/18	Open	127,410	127,568	Corporate Bonds	Open/Demand

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	2.79%	10/12/18	Open	$188,700	$188,934	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.79	10/12/18	Open	550,078	550,760	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.79	10/12/18	Open	1,061,524	1,062,840	Corporate Bonds	Open/Demand
Barclays Bank PLC	2.65	10/15/18	Open	669,800	669,935	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.65	10/15/18	Open	114,660	115,498	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	2.21	10/15/18	Open	2,696,625	2,699,427	U.S. Treasury Obligations	Open/Demand
HSBC Securities (USA), Inc.	2.26	10/15/18	Open	6,877,500	6,884,932	U.S. Treasury Obligations	Open/Demand
RBC Capital Markets, LLC	2.59	10/15/18	Open	630,487	631,258	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	10/15/18	Open	182,125	182,370	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	10/16/18	Open	175,175	175,284	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.89	10/16/18	Open	136,069	136,233	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.66	10/17/18	Open	370,470	370,881	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	10/17/18	Open	172,220	172,411	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.80	10/18/18	Open	480,425	480,948	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.75	10/18/18	Open	637,583	638,016	Foreign Agency Obligations	Open/Demand
RBC Capital Markets, LLC	2.85	10/18/18	Open	800,022	800,909	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	10/18/18	Open	177,076	177,273	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	10/18/18	Open	347,650	348,008	Corporate Bonds	Open/Demand
UBS Securities LLC	2.58	10/18/18	Open	792,059	792,854	Capital Trusts	Open/Demand
BNP Paribas S.A.	2.79	10/22/18	Open	547,336	547,718	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.84	10/22/18	Open	470,000	470,334	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	10/22/18	Open	390,600	390,878	Corporate Bonds	Open/Demand
Royal Bank of Canada	2.35	10/23/18	11/26/18	4,824,000	4,826,519	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	2.85	10/25/18	Open	137,175	137,240	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.28	10/29/18	Open	4,500,000	4,500,855	U.S. Government Sponsored Agency Securities	Open/Demand
RBC Capital Markets, LLC	2.85	10/30/18	Open	182,865	182,879	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	10/30/18	Open	78,030	78,036	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	10/30/18	Open	271,350	271,371	Corporate Bonds	Open/Demand
UBS Securities LLC	2.70	10/30/18	Open	2,272,148	2,272,318	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.85	10/31/18	Open	195,540	195,556	Corporate Bonds	Open/Demand

				$374,908,062	$376,301,922

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
10-Year U.S. Treasury Note	12	12/19/18	$1,421	$(19,692)
10-Year U.S. Ultra Long Treasury Note	13	12/19/18	1,626	(20,533)
Ultra Long U.S. Treasury Bond	39	12/19/18	5,820	(64,023)
Euro STOXX 600 Index	1	12/21/18	8	(670)

				(104,918)

Short Contracts:
Euro-Bobl Future	1	12/06/18	149	158
Euro Bund Futures	1	12/06/18	182	(624)
Long Gilt Future	1	12/27/18	156	(436)
2-Year U.S. Treasury Note	24	12/31/18	5,056	8,405
5-Year U.S. Treasury Note	15	12/31/18	1,686	(956)

				6,547

				$(98,371)

CONSOLIDATED SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	11,000	USD	12,452	JPMorgan Chase Bank N.A.	11/05/18	$10
EUR	765,000	USD	865,980	JPMorgan Chase Bank N.A.	11/05/18	697
GBP	176,000	USD	224,611	BNP Paribas S.A.	11/05/18	380
GBP	173,000	USD	220,644	Barclays Bank PLC	11/05/18	512
GBP	1,362,000	USD	1,737,095	Barclays Bank PLC	11/05/18	4,030
GBP	1,958,000	USD	2,500,758	Citibank N.A.	11/05/18	2,269
GBP	10,962,000	USD	14,000,666	Citibank N.A.	11/05/18	12,703
GBP	93,000	USD	118,660	Deutsche Bank AG	11/05/18	227
GBP	303,000	USD	386,603	Deutsche Bank AG	11/05/18	740
USD	1,439,669	EUR	1,222,000	BNP Paribas S.A.	11/05/18	55,251
USD	4,430,353	EUR	3,760,774	Citibank N.A.	11/05/18	169,729
USD	16,927,038	EUR	14,368,778	Citibank N.A.	11/05/18	648,482
USD	739,474	EUR	650,000	Deutsche Bank AG	11/05/18	3,082
USD	1,043,228	EUR	917,000	Deutsche Bank AG	11/05/18	4,348
USD	625,106	EUR	531,000	JPMorgan Chase Bank N.A.	11/05/18	23,530
USD	12,770	EUR	11,000	UBS AG	11/05/18	308
USD	797,536	EUR	687,000	UBS AG	11/05/18	19,225
USD	232,273	GBP	176,000	BNP Paribas S.A.	11/05/18	7,282
USD	676,685	GBP	518,000	Citibank N.A.	11/05/18	14,495
USD	1,784,462	GBP	1,366,000	Citibank N.A.	11/05/18	38,224
USD	2,584,266	GBP	1,958,000	Citibank N.A.	11/05/18	81,240
USD	14,468,196	GBP	10,962,000	Citibank N.A.	11/05/18	454,826
USD	122,715	GBP	93,000	Deutsche Bank AG	11/05/18	3,827
USD	399,812	GBP	303,000	Deutsche Bank AG	11/05/18	12,470
USD	1,673,260	MXN	31,843,000	Goldman Sachs International	11/05/18	105,663
ZAR	16,314,373	USD	1,098,500	BNP Paribas S.A.	11/13/18	5,916
USD	1,392,515	EUR	1,222,000	BNP Paribas S.A.	12/05/18	4,789
USD	4,288,956	EUR	3,760,774	Citibank N.A.	12/05/18	18,150
USD	16,386,801	EUR	14,368,778	Citibank N.A.	12/05/18	69,346

						1,761,751

EUR	1,222,000	USD	1,389,292	BNP Paribas S.A.	11/05/18	(4,874)
EUR	3,760,774	USD	4,279,009	Citibank N.A.	11/05/18	(18,384)
EUR	14,368,778	USD	16,348,796	Citibank N.A.	11/05/18	(70,239)
EUR	650,000	USD	765,838	Deutsche Bank AG	11/05/18	(29,446)
EUR	917,000	USD	1,080,421	Deutsche Bank AG	11/05/18	(41,541)
IDR	16,628,547,540	USD	1,091,828	JPMorgan Chase Bank N.A.	11/13/18	(143)
USD	1,076,769	IDR	16,628,547,540	Bank of America N.A.	11/13/18	(14,916)
USD	1,098,500	ZAR	17,175,840	Bank of America N.A.	11/13/18	(64,234)
EUR	650,000	USD	741,196	Deutsche Bank AG	12/05/18	(3,043)
EUR	917,000	USD	1,045,656	Deutsche Bank AG	12/05/18	(4,294)
USD	12,481	EUR	11,000	JPMorgan Chase Bank N.A.	12/05/18	(11)
USD	867,985	EUR	765,000	JPMorgan Chase Bank N.A.	12/05/18	(763)
USD	224,904	GBP	176,000	BNP Paribas S.A.	12/05/18	(389)
USD	220,926	GBP	173,000	Barclays Bank PLC	12/05/18	(527)
USD	1,739,314	GBP	1,362,000	Barclays Bank PLC	12/05/18	(4,145)
USD	2,504,008	GBP	1,958,000	Citibank N.A.	12/05/18	(2,373)
USD	14,018,863	GBP	10,962,000	Citibank N.A.	12/05/18	(13,286)
USD	118,814	GBP	93,000	Deutsche Bank AG	12/05/18	(233)
USD	387,103	GBP	303,000	Deutsche Bank AG	12/05/18	(758)
USD	1,406,438	RUB	93,756,000	Bank of America N.A.	12/19/18	(8,841)
USD	1,079,145	IDR	16,628,547,540	JPMorgan Chase Bank N.A.	01/11/19	(663)

						(283,103)

	Net Unrealized Appreciation					$1,478,648

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC+	USD	319	$22,572	$(8,425)	$30,997

(a)	Using Standard & Poor’s (“S&P”) rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.50%	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	02/02/19	USD	8,000	$40,670	$14	$40,656
1.62	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	04/04/19	USD	7,600	38,061	—	38,061
3-Month LIBOR, 2.56%	Quarterly	2.39%	Semi-annual	02/12/20	USD	193,500	(1,452,436)	1,718	(1,454,154)
3-Month LIBOR, 2.56%	Quarterly	2.36%	Semi-annual	02/13/20	USD	150,000	(1,183,299)	1,333	(1,184,632)
2.01	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	02/02/22	USD	15,000	531,680	140	531,540
2.01	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	07/12/22	USD	3,000	102,970	—	102,970
1.46	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	06/28/26	USD	1,427	163,294	16	163,278
1.46	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	06/28/26	USD	357	40,802	4	40,798
2.47	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	12/29/26	USD	3,000	136,107	41	136,066
2.25	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	01/19/27	USD	3,400	218,841	45	218,796
2.42	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	04/04/27	USD	18,300	1,080,037	247	1,079,790
2.30	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	05/02/27	USD	3,000	190,086	—	190,086
2.28	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	05/17/27	USD	1,700	110,636	—	110,636
2.18	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	06/05/27	USD	2,300	168,960	—	168,960
2.90	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	02/06/28	USD	57,000	1,479,411	942	1,478,469
2.92	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	03/26/28	USD	10,500	268,180	176	268,004
2.70	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	04/04/47	USD	13,200	1,587,497	—	1,587,497
3.01	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	02/13/48	USD	18,000	1,103,877	433	1,103,444
2.98	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	02/13/48	USD	9,000	599,804	216	599,588
3.01	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	02/14/48	USD	6,500	399,714	156	399,558
3.03	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	02/20/48	USD	4,300	242,916	103	242,813

							$5,867,808	$5,584	$5,862,224

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Citibank N.A.	06/20/20	USD	604	$(2,940)	$1,962	$(4,902)
United Mexican States	1.00	Quarterly	Bank of America N.A.	09/20/20	USD	604	(3,022)	2,930	(5,952)
Republic of Colombia	1.00	Quarterly	Citibank N.A.	12/20/23	USD	511	5,910	4,041	1,869
CMBX NA.7	3.00	Monthly	Deutsche Bank AG	01/17/47	USD	25,000	1,488,050	1,865,272	(377,222)

							$1,487,998	$1,874,205	$ (386,207)

CONSOLIDATED SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America N.A.	06/20/20	BBB+	USD	604	$2,941	$(2,056)	$4,997
United Mexican States	1.00	Quarterly	Citibank N.A.	09/20/20	BBB+	USD	604	3,022	2,778	244
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	BB	EUR	50	(7,638)	(1,821)	(5,817)
Telecom Italia SpA/Milano	1.00	Quarterly	Citibank N.A.	12/20/22	BB+	EUR	30	(1,635)	(522)	(1,113)
Casino Guichard Perrachon SA	1.00	Quarterly	BNP Paribas S.A.	06/20/23	BB	EUR	10	(1,732)	(950)	(782)
Casino Guichard Perrachon SA	1.00	Quarterly	BNP Paribas S.A.	06/20/23	BB	EUR	10	(1,732)	(950)	(782)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	10	(1,731)	(940)	(791)
Casino Guichard Perrachon SA	1.00	Quarterly	Bank of America N.A.	06/20/23	BB	EUR	12	(2,135)	(1,793)	(342)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	BB	EUR	28	(4,790)	(3,793)	(997)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	7	(1,256)	(903)	(353)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	BB	EUR	12	(2,092)	(1,607)	(485)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	12	(2,094)	(1,608)	(486)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	5	(838)	(602)	(236)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	06/20/23	BB	EUR	13	(2,242)	(1,550)	(692)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	06/20/23	BB	EUR	47	(8,146)	(5,800)	(2,346)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	20	999	1,892	(893)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	50	2,499	5,010	(2,511)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	7	342	767	(425)
Intrum Justitia AB	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	BB+	EUR	23	1,156	2,587	(1,431)
Intrum Justitia AB	5.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	9	466	440	26
Intrum Justitia AB	5.00	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	21	1,033	975	58
Thomas Cook Finance 2 PLC	5.00	Quarterly	Citibank N.A.	06/20/23	B+	EUR	50	3,352	6,350	(2,998)
Thomas Cook Finance 2 PLC	5.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	B+	EUR	60	4,023	7,603	(3,580)
Casino Guichard-Perrachon SA	1.00	Quarterly	Barclays Bank PLC	12/20/23	BB	EUR	80	(15,498)	(13,015)	(2,483)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B-	USD	94	553	185	368
Garfunkelux Holdco 2 SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	B-	EUR	13	(222)	(94)	(128)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/23	B-	EUR	6	(97)	110	(207)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/23	B-	EUR	24	(423)	481	(904)
Vougeot Bidco PLC	5.00	Quarterly	Citibank N.A.	12/20/23	B	EUR	15	1,605	1,577	28
Vougeot Bidco PLC	5.00	Quarterly	Citibank N.A.	12/20/23	B	EUR	36	3,744	3,638	106
CMBX NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	BBB-	USD	10,000	(616,053)	(519,062)	(96,991)
CMBX NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	BBB-	USD	5,000	(308,026)	(259,167)	(48,859)
CMBX NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	BBB-	USD	10,000	(616,054)	(251,341)	(364,713)
CMBX NA.8	2.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	A	USD	5,000	(69,050)	(562,531)	493,481
CMBX NA.9	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	A	USD	2,500	(27,318)	(344,317)	316,999
CMBX NA.9	2.00	Monthly	Credit Suisse International	09/17/58	A	USD	2,500	(27,319)	(347,675)	320,356
CMBX NA.9	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	BBB-	USD	5,000	(54,637)	(682,222)	627,585
CMBX NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	BBB-	USD	2,500	(191,882)	(556,480)	364,598
CMBX NA.9	3.00	Monthly	Deutsche Bank AG	09/17/58	BBB-	USD	25,000	(1,918,817)	(2,481,704)	562,887
CMBX NA.9	3.00	Monthly	Goldman Sachs International	09/17/58	BBB-	USD	5,000	(383,764)	(532,556)	148,792
CMBX NA.9	3.00	Monthly	Credit Suisse International	09/17/58	BBB-	USD	5,000	(383,763)	(548,102)	164,339
CMBX NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	BBB-	USD	5,000	(383,764)	(547,468)	163,704

								$(5,009,013)	$(7,636,236)	$2,627,223

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Trust		Received by the Trust		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
MXIBTIIE 28-day	Monthly	6.26%	Monthly	Bank of America N.A.	06/15/26	MXN	38,640	$(288,061)	$—	$(288,061)

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$5,584	$(8,425)	$8,532,007	$(2,638,786)
OTC Swaps	$1,908,598	$(7,670,629)	$3,170,437	$(1,217,482)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$8,563	$—	$8,563
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,761,751	—	—	1,761,751
Swaps — centrally cleared
Net unrealized appreciation(a)	—	30,997	—	—	8,501,010	—	8,532,007
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	5,079,035	—	—	—	—	5,079,035

	$—	$5,110,032	$—	$1,761,751	$8,509,573	$—	$15,381,356

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$670	$—	$106,264	$—	$106,934
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	283,103	—	—	283,103
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	2,638,786	—	2,638,786
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	8,600,050	—	—	288,061	—	8,888,111

	$—	$8,600,050	$670	$283,103	$3,033,111	$—	$11,916,934

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

For the year ended October 31, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,617)	$—	$1,549,253	$—	$1,547,636
Forward foreign currency exchange contracts	—	—	—	1,488,235	—	—	1,488,235
Options purchased(a)	—	—	—	(72,378)	(1,662)	—	(74,040)
Options written	—	—	—	37,307	—	—	37,307
Swaps	—	3,401,408	—	—	(162,864)	—	3,238,544

	$—	$3,401,408	$(1,617)	$1,453,164	$1,384,727	$—	$6,237,682

CONSOLIDATED SCHEDULES OF INVESTMENTS	79

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(670)	$—	$(146,738)	$—	$(147,408)
Forward foreign currency exchange contracts	—	—	—	340,615	—	—	340,615
Options purchased(b)	—	—	—	(9,100)	—	—	(9,100)
Options written	—	—	—	31,954	—	—	31,954
Swaps	—	2,339,307	—	—	6,024,682	—	8,363,989

	$—	$2,339,307	$(670)	$363,469	$5,877,944	$—	$8,580,050

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,179,417
Average notional value of contracts — short	$25,593,435
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$112,159,563
Average amounts sold — in USD	$65,060,156
Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$6,327
Credit default swaps:
Average notional value — buy protection	$26,932,365
Average notional value — sell protection	$99,648,411
Interest rate swaps:
Average notional value — pays fixed rate	$161,858,386
Average notional value — receives fixed rate	$259,654,428

(a)	The risk exposure table serves as an indicator of the volume of activity.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$7,199	$56,529
Forward foreign currency exchange contracts	1,761,751	283,103
Swaps — Centrally cleared	738,900	—
Swaps — OTC(a)	5,079,035	8,888,111

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$7,586,885	$9,227,743

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(746,099)	(56,529)

Total derivative assets and liabilities subject to an MNA	$6,840,786	$9,171,214

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America N.A.	$7,927	$(7,927)	$—	$—	$—
Barclays Bank PLC	5,095	(5,095)	—	—	—
BNP Paribas S.A.	73,618	(8,727)	—	—	64,891
Citibank N.A.	1,533,556	(120,699)	—	(1,360,000)	52,857
Credit Suisse International	492,955	(492,955)	—	—	—
Deutsche Bank AG	2,452,853	(2,452,853)	—	—	—
Goldman Sachs International	254,455	(254,455)	—	—	—

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT)

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
JPMorgan Chase Bank N.A.	$24,237	$(15,359)	$—	$—	$8,878
Morgan Stanley & Co. International PLC	1,976,557	(1,976,557)	—	—	—
UBS AG	19,533	—	—	—	19,533

	$6,840,786	$(5,334,627)	$—	$(1,360,000)	$146,159

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
Bank of America N.A.	$386,195	$(7,927)	$—	$—	$378,268
Barclays Bank PLC	1,570,691	(5,095)	—	(1,530,000)	35,596
BNP Paribas S.A.	8,727	(8,727)	—	—	—
Citibank N.A.	120,699	(120,699)	—	—	—
Credit Suisse International	900,717	(492,955)	—	(310,000)	97,762
Deutsche Bank AG	2,938,241	(2,452,853)	—	(440,000)	45,388
Goldman Sachs International	532,556	(254,455)	—	(278,101)	—
JPMorgan Chase Bank N.A.	15,359	(15,359)	—	—	—
Morgan Stanley & Co. International PLC	2,698,029	(1,976,557)	—	(630,000)	91,472

	$9,171,214	$(5,334,627)	$—	$(3,188,101)	$648,486

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$162,488,929	$3,692,359	$166,181,288
Common Stocks	3,185,987	—	—	3,185,987
Corporate Bonds	107,186	451,847,459	1,798,304	453,752,949
Floating Rate Loan Interests	—	40,571,515	66,230,887	106,802,402
Foreign Agency Obligations	—	36,704,560	—	36,704,560
Non-Agency Mortgage-Backed Securities	—	100,948,960	17,447,723	118,396,683
Preferred Securities	17,195,061	94,594,168	1,637,441	113,426,670
U.S. Government Sponsored Agency Securities	—	67,721,995	—	67,721,995
U.S. Treasury Obligations	—	19,032,559	—	19,032,559
Short-Term Securities	—	2,072,629	—	2,072,629
Unfunded Floating Rate Loan Interests(a)	—	16	—	16
Liabilities:
Unfunded Floating Rate Loan Interests(a)	—	—	(60)	(60)

	$20,488,234	$975,982,790	$90,806,654	$1,087,277,678

CONSOLIDATED SCHEDULES OF INVESTMENTS	81

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Multi-Sector Income Trust (BIT)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$3,201,434	$—	$3,201,434
Foreign currency exchange contracts	—	1,761,751	—	1,761,751
Interest rate contracts	8,563	8,501,010	—	8,509,573
Liabilities:
Credit contracts	—	(929,421)	—	(929,421)
Equity contracts	(670)	—	—	(670)
Foreign currency exchange contracts	—	(283,103)	—	(283,103)
Interest rate contracts	(106,264)	(2,926,847)	—	(3,033,111)

	$(98,371)	$9,324,824	$—	$9,226,453

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements payable of $376,301,922 is categorized as Level 2 within the disclosure hierarchy.

During the year ended October 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	Unfunded Floating Rate Loan Interests	Total
Assets:
Opening balance, as of October 31, 2017	$3,678,179	$—	$89,614,421	$16,674,165	$1,707,834	$—	$111,674,599
Transfers into Level 3(a)	—	—	264,852	10,658,935	—	—	10,923,787
Transfers out of Level 3(b)	—	—	(311,782)	—	—	—	(311,782)
Accrued discounts/premiums	27,750	—	15,409	188,797	—	—	231,956
Net realized gain (loss)	6,705	—	12,873	967,794	—	—	987,372
Net change in unrealized appreciation (depreciation)(c)(d)	(143,352)	(47,696)	(110,813)	(1,000,550)	(70,393)	(60)	(1,372,864)
Purchases	2,182,650	1,846,000	2,474,795	—	—	—	6,503,445
Sales	(2,059,573)	—	(25,728,868)	(10,041,418)	—	—	(37,829,859)

Closing Balance, as of October 31, 2018	$3,692,359	$1,798,304	$66,230,887	$17,447,723	$1,637,441	$(60)	$90,806,654

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2018(d)	$(132,477)	$(47,696)	$(216,744)	$(989,004)	$(70,393)	$(60)	$(1,456,374)

(a)

As of October 31, 2017, the Trust used observable inputs in determining the value of certain investments. As of October 31, 2018, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of October 31, 2017, the Trust used significant unobservable inputs in determining the value of certain investments. As of October 31, 2018, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation methodologies used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $24,432,580. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approaches	Unobservable Inputs		Range of Unobservable Inputs Utilized
Assets:
Floating Rate Loan Interests	$63,083,736	Income	Discount Rate	(a)	15%
Corporate Bond	1,652,897	Income	Credit Spread	(a)	310
Preferred Securities	1,637,441	Market	Illiquidity Discount	(a)	1%

	$66,374,074

(a)	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value

See notes to financial statements.

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

October 31, 2018

	BTZ	BGT	BIT (a)

ASSETS
Investments at value — unaffiliated(b)	$2,108,870,084	$490,504,523	$1,087,277,722
Investments at value — affiliated(c)	7,903,560	282,908	—
Cash	69,768	793,986	—
Cash Pledged:
Centrally cleared swaps	2,011,000	—	6,565,590
Futures contracts	3,774,000	—	156,329
Collateral — OTC derivatives	—	—	3,320,000
Collateral — reverse repurchase agreements	—	—	2,953,000
Foreign currency at value(d)	24,305	1,182,426	6,512,846
Receivables:
Interest — unaffiliated	27,338,850	1,248,212	11,139,012
Investments sold	10,090,211	11,157,048	11,992,018
Variation margin on futures contracts	1,262,251	—	7,199
Variation margin on centrally cleared swaps	—	—	738,900
Dividends — unaffiliated	55,842	—	141,403
Dividends — affiliated	22,696	2,384	12,877
Reverse repurchase agreements	—	—	5,722,088
Swap premiums paid	98,900	—	1,908,598
Unrealized appreciation on:
OTC swaps	257,774	10,889	3,170,437
Forward foreign currency exchange contracts	—	108,576	1,761,751
Prepaid expenses	87,100	2,703	3,768

Total assets	2,161,866,341	505,293,655	1,143,383,538

LIABILITIES
Bank overdraft	—	—	220,196
Cash Received:
Collateral — OTC derivatives	670,000	—	1,360,000
Collateral — reverse repurchase agreements	—	—	145,000
Options written at value(e)	10,964	—	—
Reverse repurchase agreements at value	707,102,433	—	376,301,922
Payables:
Investments purchased	2,211,551	22,713,951	35,551,845
Reverse repurchase agreements	7,979,458	—	7,700,401
Investment advisory fees	1,144,191	306,665	758,122
Variation margin on centrally cleared swaps	992	—	—
Trustees’ and Officer’s fees	794,882	230,359	111,285
Capital shares redeemed	520,521	—	—
Other accrued expenses	478,975	321,143	586,274
Due to counterparty	—	212,836	306,330
Income dividend distributions	236,517	27,530	158,149
Variation margin on futures contracts	150,844	—	56,529
Bank borrowings	—	142,000,000	—
Principal paydowns	—	—	118,420
Swaps	—	—	6,277
Interest expense	—	367,366	—
Swap premiums received	224,817	—	7,670,629
Unrealized depreciation on:
OTC swaps	386,641	8,389	1,217,482
Forward foreign currency exchange contracts	—	8,811	283,103
Unfunded floating rate loan interests	—	814	44

Total liabilities	721,912,786	166,197,864	432,552,008

NET ASSETS	$1,439,953,555	$339,095,791	$710,831,530

See notes to financial statements.

FINANCIAL STATEMENTS	83

Statements of Assets and Liabilities  (continued)

October 31, 2018

	BTZ	BGT	BIT (a)

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$1,464,856,165	$351,383,005	$715,876,112
Accumulated loss	(24,902,610)	(12,287,214)	(5,044,582)

NET ASSETS	$1,439,953,555	$339,095,791	$710,831,530

Net asset value	$13.72	$14.33	$18.79

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$2,097,561,846	$494,471,516	$1,099,183,412
(c) Investments at cost — affiliated	$7,903,560	$282,908	$—
(d) Foreign currency at cost	$25,470	$1,182,459	$6,887,093
(e) Premiums received	$64,068	$—	$—
(f) Par Value	$0.001	$0.001	$0.001
(g) Shares outstanding	104,922,963	23,667,022	37,821,680
(h) Shares authorized.	Unlimited	Unlimited	Unlimited

See notes to financial statements.

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended October 31, 2018

	BTZ	BGT	BIT (a)

INVESTMENT INCOME
Interest — unaffiliated	$109,158,059	$25,254,659	$71,100,763
Dividends — unaffiliated	5,180,372	117,945	2,288,677
Dividends — affiliated	137,025	88,252	111,086
Other income	—	319,605	78,143
Foreign taxes withheld	—	—	(62,555)

Total investment income	114,475,456	25,780,461	73,516,114

EXPENSES
Investment advisory	13,438,301	3,640,286	9,586,536
Accounting services	183,490	58,983	117,162
Transfer agent	128,096	38,402	67,152
Professional	110,748	150,664	176,251
Trustees and Officer	103,854	20,192	63,715
Custodian	95,878	170,565	160,974
Registration	41,495	9,431	14,757
Printing	33,894	21,003	29,775
Miscellaneous	117,337	29,649	178,933

Total expenses excluding interest expense	14,253,093	4,139,175	10,395,255
Interest expense	13,493,211	3,683,013	10,745,930

Total expenses	27,746,304	7,822,188	21,141,185
Less fees waived and/or reimbursed by the Manager	(6,500)	(9,747)	(5,065)

Total expenses after fees waived and/or reimbursed	27,739,804	7,812,441	21,136,120

Net investment income	86,735,652	17,968,020	52,379,994

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(7,388,668)	(736,340)	(584,830)
Investments — affiliated	—	(42,986)	—
Futures contracts	10,634,400	—	1,547,636
Forward foreign currency exchange contracts	—	100,014	1,488,235
Foreign currency transactions	2,492	62,217	(265,350)
Capital gain distributions from investment companies — affiliated	32	8	—
Options written	120,877	—	37,307
Payment from affiliate(b)	—	—	1,943
Swaps	(173,742)	(7,224)	3,238,544

	3,195,391	(624,311)	5,463,485

Net change in unrealized appreciation (depreciation) on:
Investments	(135,758,772)	(4,371,957)	(57,049,229)
Investments — affiliated	—	(1,767)	—
Futures contracts	5,009,796	—	(147,408)
Forward foreign currency exchange contracts	—	91,222	340,615
Foreign currency translations	(3,516)	(4,732)	(356,300)
Options written	53,104	—	31,954
Swaps	(706,547)	39,237	8,363,989
Unfunded floating rate loan interests	—	(814)	(44)

	(131,405,935)	(4,248,811)	(48,816,423)

Net realized and unrealized loss	(128,210,544)	(4,873,122)	(43,352,938)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(41,474,892)	$13,094,898	$9,027,056

(a)	Consolidated Statement of Operations.
(b)	See Note 6 of the Notes to Financial Statements.

See notes to financial statements.

FINANCIAL STATEMENTS	85

Statements of Changes in Net Assets

	BTZ		BGT
	Year Ended October 31,		Year Ended October 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$86,735,652	$86,831,951	$17,968,020	$17,188,619
Net realized gain (loss)	3,195,391	7,924,929	(624,311)	2,604,388
Net change in unrealized appreciation (depreciation)	(131,405,935)	23,622,031	(4,248,811)	239,045

Net increase (decrease) in net assets resulting from operations	(41,474,892)	118,378,911	13,094,898	20,032,052

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income	(85,614,025)	(84,934,828)	(16,888,787)	(18,141,462)
From return of capital	—	(5,757,690)	—	—

Decrease in net assets resulting from distributions to shareholders	(85,614,025)	(90,692,518)	(16,888,787)	(18,141,462)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(30,991,477)	(8,822,801)	—	—
Reinvestment of common distributions	—	—	—	54,996

Net increase (decrease) in net assets derived from capital share transactions	(30,991,477)	(8,822,801)	—	54,996

NET ASSETS(b)
Total increase (decrease) in net assets	(158,080,394)	18,863,592	(3,793,889)	1,945,586
Beginning of year	1,598,033,949	1,579,170,357	342,889,680	340,944,094

End of year	$1,439,953,555	$1,598,033,949	$339,095,791	$342,889,680

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BIT
	Year Ended October 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$52,379,994	$57,681,034
Net realized gain	5,463,485	12,036,324
Net change in unrealized appreciation (depreciation)	(48,816,423)	41,903,130

Net increase in net assets resulting from operations	9,027,056	111,620,488

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income	(56,503,375)	(67,788,341)
From return of capital	(1,708,837)	—

Decrease in net assets resulting from distributions to shareholders	(58,212,212)	(67,788,341)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(5,842,460)	(4,354,046)

NET ASSETS(b)
Total increase (decrease) in net assets	(55,027,616)	39,478,101
Beginning of year	765,859,146	726,381,045

End of year	$710,831,530	$765,859,146

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	87

Statements of Cash Flows

Year Ended October 31, 2018

	BTZ		BGT	BIT (a)

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$	(41,474,892)	$13,094,898	$9,027,056
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns		642,430,891	297,095,706	518,393,099
Purchases of long-term investments		(862,355,005)	(291,599,640)	(420,415,952)
Net proceeds from sales (purchases) of short-term securities		1,235,917	1,612,145	(1,725,424)
Amortization of premium and accretion of discount on investments and other fees		2,827,701	(448,773)	(9,884,593)
Paid-in-kind income		—	(472,028)	—
Premiums received from options written		240,727	—	—
Premiums paid on closing options written		(55,783)	—	(15,340)
Net realized loss on investments and options written		7,504,425	953,621	530,317
Net unrealized depreciation on investments, options written, swaps, unfunded floating rate loan interests and foreign currency translations		135,596,189	4,244,079	54,846,299
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated		(2,522,659)	311,936	748,829
Dividends — affiliated		(15,953)	(1,076)	(3,404)
Dividends — unaffiliated		—	—	(5,597)
Variation margin on futures contracts		(1,143,216)	—	(5,491)
Variation margin on centrally cleared swaps		—	—	(736,324)
Swap premiums paid		59,050	211,869	22,870
Prepaid expenses		(77,548)	593	(95)
Increase (Decrease) in Liabilities:
Cash received:
Collateral — OTC derivatives		(330,000)	—	510,000
Collateral — reverse repurchase agreements		(120,000)	—	(2,153,000)
Payables:
Investment advisory fees		66,268	(5,712)	(78,190)
Interest expense and fees		—	111,082	—
Trustees’ and Officer’s		(41,623)	(14,057)	12,706
Variation margin on futures contracts		147,594	—	52,862
Variation margin on centrally cleared swaps		(15,485)	—	—
Swaps		—	—	6,277
Other accrued expenses		149,234	127,878	174,793
Due to counterparty		—	212,836	306,330
Swap premiums received		(105,987)	—	(2,629,440)

Net cash provided by (used for) operating activities		(118,000,155)	25,435,357	146,978,588

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Payments on redemption of Common Shares		(30,470,956)	—	(5,842,460)
Net borrowing of reverse repurchase agreements		237,260,380	—	(88,475,250)
Proceeds from bank borrowings		—	192,000,000	—
Payments for bank borrowings		—	(200,000,000)	—
Cash dividends paid to Common Shareholders		(85,631,463)	(16,889,850)	(58,214,591)
Increase (decrease) in bank overdraft		(40,773)	—	133,670

Net cash (provided by) used for financing activities		121,117,188	(24,889,850)	(152,398,631)

(a)	Consolidated Statement of Cash Flows.

See notes to financial statements.

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (continued)

Year Ended October 31, 2018

	BTZ	BGT	BIT (a)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(3,153)	$(485)	$(331,931)

CASH
Net increase (decrease) in restricted and unrestricted cash and foreign currency	3,113,880	545,022	(5,751,974)
Restricted and unrestricted cash and foreign currency at beginning of year	2,765,193	1,431,390	25,259,739

Restricted and unrestricted cash and foreign currency at end of year	$5,879,073	$1,976,412	$19,507,765

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$13,493,211	$3,571,931	$10,745,930

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$69,768	$793,986	$—
Cash pledged:
Collateral — reverse repurchase agreements	—	—	2,953,000
Collateral — OTC derivatives	—	—	3,320,000
Futures contracts	3,774,000	—	156,329
Centrally cleared swaps	2,011,000	—	6,565,590
Foreign currency at value	24,305	1,182,426	6,512,846

	$5,879,073	$1,976,412	$19,507,765

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$1,412,165	$—
Cash pledged:
Collateral — reverse repurchase agreements	1,173,000	—	—
Collateral — OTC derivatives	—	—	8,960,000
Futures contracts	1,124,000	—	109,532
Centrally cleared swaps	437,000	—	2,798,590
Foreign currency at value	31,193	19,225	13,391,617

	$2,765,193	$1,431,390	$25,259,739

(a)	Consolidated Statement of Cash Flows.

See notes to financial statements.

FINANCIAL STATEMENTS	89

Financial Highlights

(For a share outstanding throughout each period)

	BTZ
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.88	$14.61	$14.33	$15.36	$14.99

Net investment income(a)	0.81	0.81	0.88	0.96	0.99
Net realized and unrealized gain (loss)	(1.17)	0.30	0.32	(1.02)	0.35

Net increase (decrease) from investment operations	(0.36)	1.11	1.20	(0.06)	1.34

Distributions(b)
From net investment income	(0.80)	(0.79)	(0.86)	(0.91)	(0.97)
From return of capital	—	(0.05)	(0.06)	(0.06)	—

Total distributions	(0.80)	(0.84)	(0.92)	(0.97)	(0.97)

Net asset value, end of year	$13.72	$14.88	$14.61	$14.33	$15.36

Market price, end of year	$11.72	$13.36	$12.87	$12.53	$13.54

Total Return(c)
Based on net asset value	(1.72)%	8.53%	9.61%	0.48%	10.11%

Based on market price	(6.49)%	10.62%	10.43%	(0.33)%	12.18%

Ratios to Average Net Assets
Total expenses	1.82%	1.23%	1.20%	1.16%	1.11%

Total expenses after fees waived and/or paid indirectly	1.82%	1.23%	1.20%	1.15%	1.11%

Total expenses after fees waived and/or paid indirectly and excluding interest expense	0.94%	0.87%	0.95%	0.97%	0.96%

Net investment income	5.69%	5.53%	6.21%	6.40%	6.48%

Supplemental Data
Net assets, end of year (000)	$1,439,954	$1,598,034	$1,579,170	$1,549,123	$1,660,442

Borrowings outstanding, end of year (000)	$707,102	$477,822	$638,327	$685,716	$759,752

Portfolio turnover rate	30%	25%	29%	19%	29%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

See notes to financial statements.

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BGT
	Year Ended October 31,
	2018		2017	2016	2015 (a)	2014 (a)
Net asset value, beginning of year	$14.49		$14.41	$14.18	$14.57	$14.79

Net investment income(b)	0.76		0.73	0.74	0.78	0.84
Net realized and unrealized gain (loss)	(0.21)		0.12	0.19	(0.36)	(0.22)

Net increase from investment operations	0.55		0.85	0.93	0.42	0.62

Distributions from net investment income(c)	(0.71)		(0.77)	(0.70)	(0.81)	(0.84)

Net asset value, end of year	$14.33		$14.49	$14.41	$14.18	$14.57

Market price, end of year	$12.72		$14.31	$13.58	$12.77	$13.18

Total Return(d)
Based on net asset value	4.25%		6.13%	7.27%	3.54%	4.60%

Based on market price	(6.30)%		11.21%	12.25%	3.08%	(0.89)%

Ratios to Average Net Assets
Total expenses	2.29	%(e)	1.92%	1.58%	1.55%	1.52%

Total expenses after fees waived and paid indirectly	2.29	%(e)	1.92%	1.58%	1.54%	1.52%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.21	%(e)	1.20%	1.16%	1.19%	1.18%

Net investment income	5.27	%(e)	5.02%	5.29%	5.37%	5.71%

Supplemental Data
Net assets, end of year (000)	$339,096		$342,890	$340,944	$335,444	$344,668

Borrowings outstanding, end of year (000)	$142,000		$150,000	$148,000	$104,000	$145,000

Asset coverage, end of year per $1,000 of bank borrowings	$3,389		$3,287	$3,304	$4,225	$3,377

Portfolio turnover rate	57%		63%	47%	42%	64%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	91

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BIT
	Year Ended October 31,
	2018 (a)		2017 (a)		2016 (a)		2015		2014
Net asset value, beginning of year	$20.07		$18.91		$18.91		$19.87		$18.95

Net investment income(b)	1.38		1.51		1.69		1.55		1.62
Net realized and unrealized gain (loss)	(1.13)		1.42		(0.05)		(1.03)		0.70

Net increase from investment operations	0.25		2.93		1.64		0.52		2.32

Distributions(c)
From net investment income	(1.49)		(1.77)		(1.64)		(1.40)		(1.40)
From net realized gain	—		—		—		(0.08)		—
From return of capital	(0.04)		—		—		—		—

Total distributions	(1.53)		(1.77)		(1.64)		(1.48)		(1.40)

Net asset value, end of year	$18.79		$20.07		$18.91		$18.91	(d)	$19.87

Market price, end of year	$16.25		$18.55		$16.76		$16.31		$17.79

Total Return(e)
Based on net asset value	2.18	%(f)	17.34	%(g)	10.51	%(f)	3.87	%(d)	13.40%

Based on market price	(4.40)%		22.36%		13.56%		0.06%		12.91%

Ratios to Average Net Assets
Total expenses	2.90%		2.33%		2.05	%(h)	2.09	%(h)	2.04%

Total expenses after fees waived and paid indirectly	2.89%		2.33%		2.05	%(h)	2.09	%(h)	2.04%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees	1.42%		1.39%		1.43	%(h)	1.53	%(h)	1.52%

Net investment income	7.17%		7.86%		9.24	%(h)	7.97	%(h)	8.27%

Supplemental Data
Net assets, end of year (000)	$710,832		$765,859		$726,381		$726,432		$763,360

Borrowings outstanding, end of year (000)	$376,302		$471,082		$427,329		$510,352		$707,294

Portfolio turnover rate	38%		53%		52%		21%		29%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(g)	Includes payment received from a settlement of litigation, which impacted the Trust’s total return. Excluding the payment from a settlement of litigation, the Trust’s total return is 16.70%.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the years ended October 31, 2016 and October 31, 2015.

See notes to financial statements.

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Credit Allocation Income Trust	BTZ	Delaware	Diversified
BlackRock Floating Rate Income Trust	BGT	Delaware	Diversified
BlackRock Multi-Sector Income Trust	BIT	Delaware	Diversified	*

*	The Trust’s classification changed from non-diversified to diversified during the reporting period.

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BIT include the accounts of BIT Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BIT. The Taxable Subsidiary enables BIT to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for BIT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BIT. BIT may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of period end were $0, which is 0.0% of BIT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BIT.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions,) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

prior years. However, certain Trusts have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Trust’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of each Trust’s distributions paid during the year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a trust may subsequently have to reinvest the proceeds at lower interest rates. If a trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity.

96	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a trust’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a trust to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a trust’s investment policies.

When a trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a trust having a contractual relationship only with the lender, not with the borrower. A trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A trust may not benefit directly from any collateral supporting the loan

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (continued)

in which it has purchased the Participation. As a result, a trust assumes the credit risk of both the borrower and the lender that is selling the Participation. A trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a trust having a direct contractual relationship with the borrower, and a trust may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the trusts had the following unfunded floating rate loan interests:

	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BGT	Access CIG LLC	$7,562	$7,562	$7,562	$—
	Access CIG LLC	40,439	40,439	40,510	71
	CFSP Acquisition Corp.	74,747	74,560	73,812	(748)
	DentalCorp Perfect Smile ULC	88,180	88,326	88,511	185
	Mavis Tire Express Services Corp.	107,362	32,249	31,927	(322)
BIT	Access CIG LLC	1,444	1,444	1,444	—
	Access CIG LLC	9,279	9,279	9,295	16
	DentalCorp Perfect Smile ULC	18,813	18,813	18,884	71
	Mavis Tire Express Services Corp.	13,083	13,083	12,952	(131)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a trust may be required to pay more at settlement than the security is worth. In addition, a trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a trust would still be required to pay the full repurchase price. Further, a trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a trust to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a trust may receive a fee for the use of the security by the counterparty, which may result in interest income to a trust.

For the year ended October 31, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trusts were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
BTZ	$643,986,829	2.10%
BIT	467,879,150	2.30

Reverse repurchase transactions are entered into by a trust under Master Repurchase Agreements (each, an “MRA”), which permit a trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a trust. With reverse repurchase transactions, typically a trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a trust receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

98	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of a Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BTZ
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Bank PLC	$3,408,016	$(3,408,016)	$—	$—
Barclays Capital, Inc.	121,277,888	(121,277,888)	—	—
BNP Paribas S.A.	162,975,772	(162,975,772)	—	—
Citigroup Global Markets, Inc.	283,217	(283,217)	—	—
Credit Suisse Securities (USA) LLC	33,142,526	(33,142,526)	—	—
Deutsche Bank Securities, Inc.	3,841,781	(3,841,781)	—	—
RBC Capital Markets LLC	374,189,677	(374,189,677)	—	—
UBS Securities LLC	7,983,556	(7,983,556)	—	—

	$707,102,433	$(707,102,433)	$—	$—

(a)

Net collateral, including accrued interest, with a value of $762,050,015 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

BIT
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount (b)
Barclays Bank PLC	$29,666,137	$(29,666,137)	$—	$—
Barclays Capital, Inc.	10,620,386	(10,620,386)	—	—
BNP Paribas S.A.	60,045,659	(60,045,659)	—	—
Citigroup Global Markets, Inc.	22,657	(22,657)	—	—
Credit Suisse Securities (USA) LLC	6,353,747	(6,353,747)	—	—
Deutsche Bank Securities, Inc.	24,053,492	(24,053,492)	—	—
HSBC Securities (USA), Inc.	50,877,753	(50,877,753)	—	—
RBC Capital Markets, LLC	142,033,246	(142,033,246)	—	—
Royal Bank of Canada	4,826,519	(4,372,428)	—	454,091
UBS Ltd.	9,975,051	(9,975,051)	—	—
UBS Securities LLC	37,827,275	(37,827,275)	—	—

	$376,301,922	$(375,847,831)	$—	$454,091

(a)

Net collateral, including accrued interest, with a value of $415,158,614 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a trust’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements  (continued)

Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Trusts purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Trusts may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Trusts may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation)

100	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a trust is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Trusts enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements  (continued)

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BTZ and BGT each pay the Manager a monthly fee at an annual rate equal to 0.62% and 0.75%, respectively, of the average weekly value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For such services, BIT pays the Manager a monthly fee at an annual rate equal to 0.80% of the average daily value of Trust’s managed assets. For purposes of calculating the investment advisory fee, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, BIT pays the Manager based on BIT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.

With respect to BIT, the Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), an affiliate of the Manager. The Manager pays BRS, for services it provides for that portion of BIT for which BRS acts as sub-adviser, a monthly fee that is a percentage of the investment advisory fees paid by BIT to the Manager.

Expense Waivers: With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended October 31, 2018, the amounts waived were as follows:

	BTZ	BGT	BIT
Amounts waived	$6,500	$1,313	$5,065

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended October 31, 2018, BGT waived $8,434 in investment advisory fees pursuant to these arrangements.

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the year ended October 31, 2018, BIT received a reimbursement of $1,943 from an affiliate, which is included in payment by affiliate in the Consolidated Statement of Operations, related to an operating event.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended October 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
BIT	$607,936	$917,283	$25,772

102	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

Purchases	BTZ	BGT	BIT
Non-U.S. Government Securities	$698,919,282	$287,041,834	$423,718,640
U.S. Government Securities	144,256,128	—	19,087,247

Total Purchases	$843,175,410	$287,041,834	$442,805,887

Sales
Non-U.S. Government Securities	$482,948,639	$302,255,780	$524,713,820
U.S. Government Securities	166,233,982	—	—

Total Sales	$649,182,621	$302,255,780	$524,713,820

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2018. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the expiration of capital loss carryforwards were reclassified to the following accounts:

	BTZ	BGT	BIT
Paid-in capital	$(31,756,723)	$(16,526,601)	$—
Accumulated loss	31,756,723	16,526,601	—

The tax character of distributions paid was as follows:

		BTZ	BGT	BIT
Ordinary income	10/31/18	$85,614,025	$16,888,787	$56,503,375
	10/31/17	84,934,828	18,141,462	67,788,341
Return of capital	10/31/18	—	—	1,708,837
	10/31/17	5,757,690	—	—

Total	10/31/18	$85,614,025	$16,888,787	$58,212,212

	10/31/17	$90,692,518	$18,141,462	$67,788,341

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BTZ	BGT	BIT
Undistributed ordinary income	$983,173	$2,313,349	$—
Capital loss carryforwards	(37,063,666)	(10,335,289)	(23,849,561)
Net unrealized gains (losses)(a)	11,177,883	(4,265,274)	18,804,979

	$(24,902,610)	$(12,287,214)	$(5,044,582)

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency exchange contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of compensation to Directors and the classification of investments.

NOTES TO FINANCIAL STATEMENTS	103

Notes to Financial Statements  (continued)

As of October 31, 2018, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	BTZ	BGT	BIT
No expiration date(a)	$26,710,391	$9,925,865	$23,849,561
2019	10,353,275	409,424	—

	$37,063,666	$10,335,289	$23,849,561

(a)	Must be utilized prior to losses subject to expiration.

During the year ended October 31, 2018, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

	BTZ	BIT
Amount utilized	$8,576,677	$4,772,145

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BTZ	BGT	BIT
Tax cost	$2,103,852,041	$494,822,818	$1,075,839,010

Gross unrealized appreciation	$67,407,998	$1,584,042	$41,105,655
Gross unrealized depreciation	(55,333,748)	(5,619,429)	(21,551,532)

Net unrealized appreciation (depreciation)	$12,074,250	$(4,035,387)	$19,554,123

9.	BANK BORROWINGS

BGT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to BGT. As of period end, BGT has not received any notice to terminate. BGT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the maximum commitment amount of $168,000,000 for BGT.

Advances will be made by SSB to BGT, at BGT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, BGT paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to BGT as of period end are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

BGT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended October 31, 2018, the average amount of bank borrowings and the daily weighted average interest rates for BGT for loans under the revolving credit agreements were $144,490,411 and 2.55%, respectively.

10.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

104	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited numbers of shares, all of which were initially classified as Common Shares. The par value for each Trust’s shares is $0.001, respectively. The Board is authorized, however, to reclassify any unissued Common shares to Preferred shares without the approval of Common Shareholders.

Common Shares: For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended October 31	BGT
2018	—
2017	3,790

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). Under the program, each Trust may repurchase up to 5% of its outstanding common shares from December 1, 2017 through November 30, 2018, based on common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. On September 7, 2018, the Trusts announced a continuation of the Repurchase Program. Commencing on December 1, 2018, each Trust may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. The total amount of the repurchase offer is reflected in each Trusts’ Statements of Changes in Net Assets.

NOTES TO FINANCIAL STATEMENTS	105

Notes to Financial Statements  (continued)

For the years shown, shares repurchased and cost, including transaction costs were as follows:

	BTZ		BIT
Year Ended October 31	Shares	Amount	Shares	Amount
2018	2,489,141	$30,991,477	345,071	$5,842,460
2017	676,066	8,822,801	254,873	4,354,046

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Trusts have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

	Net Investment Income	Return of Capital
BTZ	$84,934,828	$5,757,690
BGT	18,141,462	—
BIT	67,788,341	—

Undistributed net investment income as of October 31, 2017 is as follows:

Undistributed Net Investment Income
BTZ	$1,644,068
BGT	661,158
BIT	4,002,210

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)	Declared (c)	Declared (d)
BTZ	$0.0670	$0.0670	$0.0670	$—
BGT	0.0618	0.0618	0.0618	0.0425
BIT	0.1167	0.1167	0.1167	—

(a)	Net investment income dividend paid on December 3, 2018 to Common Shareholders of record on November 15, 2018.
(b)	Net investment income dividend declared on December 3, 2018, payable to Common Shareholders of record on December 13, 2018.
(c)	Net investment income dividend declared on December 19, 2018, payable to shareholders of record on December 31, 2018.
(d)	Net investment income special dividend declared on December 19, 2018, payable to shareholders of record on December 31, 2018.

106	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

BlackRock Credit Allocation Income Trust, BlackRock Floating Rate Income Trust and BlackRock Multi-Sector Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Credit Allocation Income Trust and BlackRock Floating Rate Income Trust, including the schedules of investments, as of October 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying consolidated statement of assets and liabilities of BlackRock Multi-Sector Income Trust (collectively with BlackRock Credit Allocation Income Trust and BlackRock Floating Rate Income Trust, the “Funds”), including the consolidated schedule of investments, as of October 31, 2018, the related consolidated statement of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended October 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Trusts:

	Payable Date(s)	BTZ	BGT	BIT
Qualified Dividend Income for Individuals(a)	November 2017	13.14%	—%	10.40%
	December 2017	13.14	—	12.50
	January 2018	13.14	—	15.00
	February 2018 — October 2018	18.64	—	13.51
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	November 2017 — October 2018	12.41	—	11.15
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents(b)	November 2017 — January 2018	79.78	79.66	58.16
	February 2018 — October 2018	56.23	75.91	40.26

(a)	The Trusts hereby designate the percentage indicated or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	107

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”), of BlackRock Credit Allocation Income Trust (“BTZ”), BlackRock Floating Rate Income Trust (“BGT”) and BlackRock Multi-Sector Income Trust (“BIT,” and together with BGT and BTZ each, a “Trust,” and collectively, the “Trusts”) met in person on April 24, 2018 (the “April Meeting”) and June 6-7, 2018 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Board of BIT also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Manager, BlackRock (Singapore) Limited (the “Sub-Advisor”) and the Trust. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of ten individuals, eight of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Advisory Agreement for its Trust, and with respect to BIT, the Sub-Advisory Agreement, on an annual basis. Each Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. Each Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement(s) for its Trust. Each Board’s consideration of the Agreement(s) for its Trust is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to its Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative, and shareholder services; oversight of the Trust’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement(s) for its Trust, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (d) Trust operating expenses and how BlackRock allocates expenses to the Trust; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (f) the Trust’s adherence to its compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

The Board of each of BTZ and BGT considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities. Each of BTZ and BGT has redeemed all of its outstanding auction rate preferred securities.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement(s) for its Trust. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Trust in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Trust’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Trust’s as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of the Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Trust’s Agreement(s) and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence and impact and sharing of potential economies of scale, if any, and the sharing of potential economies of scale with the Trust; (g) a summary of aggregate amounts paid by the Trust to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Trust’s operations.

108	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement(s) for its Trust. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Trust. Throughout the year, each Board compared its Trust’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Trust. BlackRock and its affiliates provide each Trust with certain administrative, shareholder, and other services (in addition to any such services provided to its Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide each Trust with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Trust’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Trust, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Board of each Trust was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of its Trust’s performance as of December 31, 2017. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of its Trust as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of the Trust throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board of BTZ noted that for the one-, three- and five-year periods reported, BTZ ranked in the second, second and first quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for BTZ.

The Board of BGT noted that for the one-, three- and five-year periods reported, BGT ranked in the third, second and second quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for BGT. The Board and BlackRock reviewed the Trust’s underperformance during the applicable period.

The Board of BIT noted that for the one-year, three-year and since-inception periods reported, BIT ranked in the second, second and first quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for BIT.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENT	109

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Trust. Each Board reviewed BlackRock’s estimated profitability with respect to its Trust and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to its Trust by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of its Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Trust, to the Trust. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under its Trust’s Agreement(s) and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of BTZ noted that BTZ’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to BTZ. The Board noted that BTZ’s actual management fee rate and total expense ratio each ranked in the third quartile, relative to the supplemental peer group.

The Board of BGT noted that the Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board of BIT noted that the Trust’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to BIT. The Board noted that the Trust’s actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the supplemental peer group.

D. Economies of Scale: The Board of each Trust, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. Each Board considered its Trust’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with its Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement(s) for its Trust, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

110	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement  (continued)

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the redemption of auction rate preferred securities for all of the BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members of each Trust noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust for a one-year term ending June 30, 2019. The Board of BIT, including the Independent Board Members, also unanimously approved the continuation of the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Trust, for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of its Trust’s Agreement(s) were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement(s), each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members of each Trust were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENT	111

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

112	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 73 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 73 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	73 RICs consisting of 73 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 73 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	73 RICs consisting of 73 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 73 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	73 RICs consisting of 73 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	113

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Catherine A. Lynch 1961	Trustee (Since 2016)

Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.

			73 RICs consisting of 73 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)

Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			133 RICs consisting of 309 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 309 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 73 RICs consisting of 73 Portfolios. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

114	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

As of the date of this report, the portfolio managers of BGT are James Keenan, Josh Tarnow, David Delbos, Carly Wilson, Abigail Apistolas and Mitchell Garfin. Mr. Delbos, Ms. Wilson, Ms. Apistolas and Mr. Garfin each joined BGT’s portfolio management team effective August 31, 2018. Mr. Delbos has been a Managing Director of BlackRock, Inc. since 2012; a Director thereof from 2007 to 2011; and a Vice President from 2005 to 2006. Ms. Wilson has been a Director of BlackRock, Inc. since 2016; and a Vice President thereof from 2011 to 2015. Ms. Apistolas has been an Associate of BlackRock, Inc. since 2016; an Associate at Morgan Stanley from 2012 to 2016; and an Analyst thereof from 2012 to 2014. Mr. Garfin has been a Managing Director of BlackRock, Inc. since 2009.

As of the date of this report, the portfolio managers of BIT are Thomas Musmanno, Randy Robertson and Scott MacLellan. Mr. MacLellan joined BIT’s portfolio management team effective August 10, 2018. Mr. MacLellan has been a Director of BlackRock, Inc. since 2010.

Effective January 1, 2019, Henry Gabbay is appointed as an Independent Trustee of the Trusts.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock (Singapore) Limited(a)

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BIT.

TRUSTEE AND OFFICER INFORMATION	115

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2018 for shareholders of record on May 31, 2018, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class II Trustees & Class III Trustee as follows:

	Frank J. Fabozzi (a)		Robert Fairbairn (b)		Catherine A. Lynch (a)		Karen P. Robards (a)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BTZ	94,340,171	6,818,180	96,200,439	4,957,912	96,352,248	4,806,103	96,332,330	4,826,021
BGT	21,284,832	569,080	21,389,760	464,152	21,387,951	465,961	21,369,081	484,831
BIT	34,083,702	540,842	34,091,758	532,786	34,076,133	548,411	34,068,920	555,624

(a)	Class II Trustee.
(b)	Class III Trustee.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, R. Glenn Hubbard, John M. Perlowski and W. Carl Kester.

Trust Certification

The Trusts are listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charter or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as disclosed on page 115, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common shares in open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

116	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year end.

October 31, 2018

	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Ticker	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BTZ	$0.804000	—	—	—	$0.804000	100%	0%	0%	0%	100%
BIT	1.531405	—	—	—	1.531405	100	0	0	0	100

The Trusts estimate that they have distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trusts are returned to the shareholder. A return of capital does not necessarily reflect the Trusts’ investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will reduce the Trusts’ NAV per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	117

Glossary of Terms Used in this Report

Currency

EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
USD	U.S. Dollar
ZAR	South African Rand

Portfolio Abbreviations

ARB	Airport Revenue Bonds
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note
PIK	Payment-In-Kind
RB	Revenue Bonds
REMIC	Real Estate Mortgage Investment Conduit

118	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CE-CAFRI-3-10/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as a financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Income Trust	$65,688	$65,637	$0	$0	$21,400[3]	$21,402[3]	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors LLC (the “Investment Adviser” or (BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Includes fees for the Fund and the Fund’s subsidiary.

4 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Income Trust	$21,400[1]	$21,402[1]

1 Includes fees for the Fund and the Fund’s subsidiary.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The Fund is managed by a team of investment professionals comprised of Thomas Musmanno, CFA, Managing Director at BlackRock, Randy Robertson, Managing Director at BlackRock and Scott MacLellan, Director at BlackRock. Messrs. Musmanno, Robertson, and MacLellan are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Musmanno and Robertson have been members of the Fund’s portfolio management team since 2013 and 2014, respectively. Mr. MacLellan became portfolio manager to the Fund on August 10, 2018.

Portfolio Manager	Biography
Thomas Musmanno, CFA	Managing Director of BlackRock since 2010; Director of BlackRock from 2006 to 2009.

Randy Robertson	Managing Director of BlackRock since 2009; Managing Director of Wachovia Capital Markets from 1999 to 2009.
Scott MacLellan	Director of BlackRock, Inc. since 2010; Vice President of BlackRock, Inc. from 2007 to 2009.

(a)(2) As of October 31, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas Masmanno	13	8	159	0	0	1
	$20.90 Billion	$4.74 Billion	$55.53 Billion	$0	$0	$535.8 Million
Randy Robertson	2	4	2	0	0	0
	$1.36 Billion	$771.1 Million	$596.3 Million	$0	$0	$0
Scott MacLellan	10	9	158	0	0	2
	$14.37 Billion	$4.88 Billion	$51.45 Billion	$0	$0	$822.3 Million

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Musmanno, Robertson and MacLellan may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Musmanno, Robertson and MacLellan may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of October 31, 2018:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of October 31, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Thomas Musmanno, CFA Scott MacLellan	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.
Randy Robertson	No Benchmarks

Distribution of Discretionary Incentive Compensation.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of October 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Thomas Musmanno	$50,001 - $100,000
Randy Robertson	$100,001 - $500,000
Scott MacLellan	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total	(b) Average	(c) Total Number of	(d) Maximum Number of
	Number of	Price Paid per	Shares Purchased as Part	Shares that May Yet Be
	Shares	Share	of Publicly Announced	Purchased Under the Plans
	Purchased		Plans or Programs	or Programs[1]
May 1-31, 2018	124,634	$17.0979	124,634	1,563,266
June 1-30, 2018	0	0	0	1,563,266
July 1-31, 2018	0	0	0	1,563,266
August 1-31, 2018	0	0	0	1,563,266
September 1-30, 2018	0	0	0	1,563,266
October 1-31, 2018	0	0	0	1,563,266
Total:	124,634	$17.0979	124,634	1,563,266

1On September 6, 2017, the Fund announced a continuation of the open market share repurchase program, pursuant to which the Fund may repurchase through November 30, 2018 up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions. On September 7, 2018, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2018, the Fund may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended October 31, 2018. The Fund did not engage in any securities lending activity during the fiscal year ended October 31, 2018.

	BlackRock Multi-Sector Income Trust
(1)	Gross income from securities lending activities		$0
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$0
	(b)	Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	$0
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$0
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities		$0
(4)	Net income from securities lending activities		$0

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date: January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date: January 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Multi-Sector Income Trust

Date: January 4, 2019